                                     PROSPECTUS
                                     JANUARY 29, 2003

 PRUDENTIAL FINANCIAL SERVICES FUND
 PRUDENTIAL HEALTH SCIENCES FUND
 PRUDENTIAL TECHNOLOGY FUND

                                     FUND TYPE
                                     Sector stock
                                     OBJECTIVE
                                     Long-term capital appreciation
                                     IMPORTANT CHANGE
                                     See "How to Exchange Your Shares"
                                     section for details.

                                     As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Funds' shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

Prudential Financial is a service mark of The Prudential Insurance Company of
America, Newark, NJ, and its affiliates.

                                     [PRUDENTIAL FINANCIAL LOGO]

TABLE OF CONTENTS
-------------------------------------

1       RISK/RETURN SUMMARY
1       Investment Objective and Principal Strategies
3       Principal Risks
4       Evaluating Performance
10      Fees and Expenses

14      HOW THE FUNDS INVEST
14      Investment Objective and Policies
18      Other Investments and Strategies
21      Investment Risks

27      HOW THE FUNDS ARE MANAGED
27      Board of Directors
27      Manager
28      Investment Advisers
28      Portfolio Managers
30      Distributor

31      FUND DISTRIBUTIONS AND TAX ISSUES
31      Distributions
32      Tax Issues
33      If You Sell or Exchange Your Shares

35      HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUNDS
35      How to Buy Shares
45      How to Sell Your Shares
50      How to Exchange Your Shares
51      Telephone Redemptions or Exchanges
52      Expedited Redemption Privilege

53      FINANCIAL HIGHLIGHTS
53      Prudential Financial Services Fund
57      Prudential Health Sciences Fund
61      Prudential Technology Fund

66      THE PRUDENTIAL MUTUAL FUND FAMILY

        FOR MORE INFORMATION (Back Cover)

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PRUDENTIAL SECTOR FUNDS, INC.       [TELEPHONE ICON] (800) 225-1852

RISK/RETURN SUMMARY
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This prospectus provides information about three of the four series of PRUDENTIAL SECTOR FUNDS, INC., which we refer to as "the Company." Those three series are PRUDENTIAL FINANCIAL SERVICES FUND, PRUDENTIAL HEALTH SCIENCES FUND and PRUDENTIAL TECHNOLOGY FUND (each referred to as a "Fund" and collectively as "the Funds"). To obtain information about the fourth series, Prudential Utility Fund, see the back cover page of this prospectus. While the three Funds have some common attributes, such as their investment objective and many of their investment policies, each focuses on a different sector. Therefore, some sections of this prospectus deal with each Fund separately, while other sections address all three Funds at the same time. The Company's Board of Directors (the Board) has approved changing the name of each of the above Funds to Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund, respectively. Pending shareholder approval, the new names will be effective as of June 30, 2003.
    This section highlights key information about each Fund. Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Each Fund's investment objective is LONG-TERM CAPITAL APPRECIATION. This means that we seek investments whose price will increase over time. Each Fund normally invests at least 80% of its investable assets in equity-related securities of U.S. companies within a specific group of industries. The term "investable assets" in this prospectus refers to the applicable Fund's net assets plus any borrowings for investment purposes. A Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. Each Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its investable assets in the type of investment suggested by its name. We refer to the group of industries in which each Fund concentrates as its "sector."

    --     PRUDENTIAL FINANCIAL SERVICES FUND buys securities of companies in the financial services sector, such as banks, finance companies, insurance companies and securities/brokerage firms that are primarily engaged in providing financial services.
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RISK/RETURN SUMMARY
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    --     PRUDENTIAL HEALTH SCIENCES FUND buys securities of companies in the health sciences sector, such as pharmaceutical companies, biotechnology companies, medical device manufacturers, healthcare service providers and HMOs that derive a substantial portion of their sales from healthcare-related products or services.

    --     PRUDENTIAL TECHNOLOGY FUND buys securities of companies in the technology sector, such as those that derive, or that its investment adviser expects will derive, a substantial portion of their sales from products or services in technology and technology-related activities.
    Each Fund has two separate segments that we call the "Strategically Managed" portfolio and the "Enhanced Index" portfolio. The two portfolio segments normally will have approximately equal assets.
    Each Strategically Managed portfolio holds those equity-related securities in which the portfolio managers have the highest confidence. Equity-related securities in which the Funds primarily invest are common stocks, nonconvertible preferred stocks and convertible securities. The portfolio managers use fundamental and quantitative analyses to select individual securities, and they may invest more than 5% of a Fund's assets in any one issuer. Each Fund participates in the initial public offering (IPO) market.
    Each Enhanced Index portfolio contains securities selected from a benchmark index made up of securities of that Fund's sector from the Standard & Poor's (S&P) SuperComposite 1500 Index. The S&P SuperComposite 1500 Index is made up of the S&P 500 Composite Stock Price Index (S&P 500), the S&P Mid-Cap 400 Stock Index and the S&P SmallCap 600 Index. The portfolio managers seek to outperform the benchmark index and to limit the possibility of significantly underperforming that benchmark. The Enhanced Index portfolios are expected to hold a representative sample of the securities in the benchmark index and to over-weight or under-weight the selected securities based upon proprietary quantitative models. The portfolio managers try to control the risk of significantly underperforming the benchmark by keeping size and industry weightings relatively close to those in the benchmark. Because the S&P 500 makes up 90% of the benchmark index's market capitalization, large-cap stocks may dominate.
    For the Strategically Managed portfolio of Prudential Financial Services Fund, we consider selling a security when it has increased in price to the
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2  PRUDENTIAL SECTOR FUNDS, INC.                 [TELEPHONE ICON] (800) 225-1852

RISK/RETURN SUMMARY
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point where it is no longer underpriced in the opinion of the investment adviser. However, for the Strategically Managed portfolios of Prudential Health Sciences Fund and Prudential Technology Fund, we consider selling or reducing a stock position when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; the stock has experienced adverse price movement; the stock has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; or a relatively more attractive stock emerges. While we make every effort to achieve each Fund's investment objective, we can't guarantee success.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Each Fund is subject to risks within its own sector because it concentrates its investments in securities of companies within those industries. For example, Prudential Financial Services Fund can be adversely affected by legislative changes, increased competition and general economic conditions. Prudential Health Sciences Fund faces risks created by government regulation and invests in companies whose products or services may quickly become obsolete. Prudential Technology Fund invests in companies subject to intense competition whose products may quickly become obsolete. Therefore, the prices of these securities can be volatile.
    Since each Fund is a sector fund, its holdings can vary significantly from broad market indexes and the performance of a Fund can deviate from the performance of the indexes. For the Enhanced Index portfolios, there is a risk that the quantitative analysis used to determine which securities each Fund will invest in may result in underperforming the benchmark index. Because we invest in stocks, there is the risk that a particular stock we own could go down in value or pay lower-than-expected dividends. In addition to an individual stock losing value, the value of the equity markets could go down. Stock markets are volatile.
    Each Fund is nondiversified, meaning we can invest more than 5% of the Fund's assets in the securities of any one issuer. Investing in a nondiversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a nondiversified fund.
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    As each Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total returns.
    Like any mutual fund, an investment in a Fund could lose value and you could lose money. For more detailed information about the risks associated with each Fund, see "How the Funds Invest--Investment Risks."
    An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE
A number of factors--including risk--can affect how each Fund performs. The following bar chart shows each Fund's performance for each Fund's full calendar years of operation. The bar charts and tables below demonstrate the risk of investing in each Fund by showing how returns can change and by showing how each Fund's average annual total returns compare with a stock index and a group of similar mutual funds. Past performance, before and after taxes, does not mean that a Fund will achieve similar results in the future.

PRUDENTIAL FINANCIAL SERVICES FUND

ANNUAL RETURN* (CLASS A SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2000   18.80%
2001   -1.49%
2002  -13.30%

BEST QUARTER: 23.74% (3rd quarter of 2000) WORST QUARTER: -17.94% (3rd quarter of 2002)

* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO.
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4  PRUDENTIAL SECTOR FUNDS, INC.                 [TELEPHONE ICON] (800) 225-1852

RISK/RETURN SUMMARY
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  AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-02)

RETURN BEFORE TAXES                                     SINCE INCEPTION
                                          1 YR             (6-30-99)
  Class A shares                             -17.64%              0.23%
  Class C shares                             -15.65%              0.64%
  Class Z shares                             -13.17%              1.94%

  CLASS B SHARES

  RETURN BEFORE TAXES                  -18.09%              0.40%
  RETURN AFTER TAXES ON
   DISTRIBUTIONS(2)                    -19.02%             -0.22%
  RETURN AFTER TAXES ON
   DISTRIBUTIONS AND SALE OF
   FUND SHARES(2)                      -10.49%              0.25%

  INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

  S&P SC 1500 Index(3)                 -22.53%            -10.69%
  S&P SC Financials Index(4)           -13.73%             -2.42%
  Lipper Average(5)                    -10.87%              0.53%

(1) THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER FOR CLASS A SHARES, THE RETURNS WOULD HAVE BEEN LOWER.
(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS ARE SHOWN ONLY FOR CLASS B SHARES. AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY DUE TO DIFFERING SALES CHARGES AND EXPENSES. PAST PERFORMANCE, BEFORE AND AFTER TAXES, DOES NOT MEAN THAT THE FUND WILL ACHIEVE SIMILAR RESULTS IN THE FUTURE.
(3) THE S&P SUPERCOMPOSITE 1500 INDEX (S&P SC 1500 INDEX)--AN UNMANAGED INDEX OF THE 500 LARGE, ESTABLISHED, PUBLICLY-TRADED STOCKS IN THE S&P 500 INDEX, THE 400 LARGEST COMPANIES OUTSIDE OF THE S&P 500 INDEX CONTAINED IN THE S&P MID-CAP 400 INDEX AND THE 600 SMALL CAPITALIZATION STOCKS COMPRISING THE S&P SMALLCAP 600 INDEX--GIVES A BROAD LOOK AT HOW U.S. STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND OR TAXES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES, OPERATING EXPENSES AND TAXES. THE SECURITIES IN THE S&P SC 1500 INDEX MAY BE VERY DIFFERENT FROM THOSE IN THE FUND. SOURCE: LIPPER INC.
(4) THE S&P SUPERCOMPOSITE FINANCIALS INDEX (S&P SC FINANCIALS INDEX) IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX THAT MEASURES THE PERFORMANCE OF THE FINANCIAL SECTOR OF THE S&P SC 1500 INDEX. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND OR TAXES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES, OPERATING EXPENSES AND TAXES. SOURCE: LIPPER INC.
(5) THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER FINANCIAL SERVICES FUNDS CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR TAXES. AGAIN, THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND TAXES. SOURCE: LIPPER INC.

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RISK/RETURN SUMMARY
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PRUDENTIAL HEALTH SCIENCES FUND

ANNUAL RETURN* (CLASS A SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2000   72.32%
2001   -1.32%
2002  -31.88%

BEST QUARTER: 20.27% (1st quarter of 2000) WORST QUARTER: -18.56% (2nd quarter of 2002)

* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO.
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6  PRUDENTIAL SECTOR FUNDS, INC.                 [TELEPHONE ICON] (800) 225-1852

RISK/RETURN SUMMARY
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  AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-02)

RETURN BEFORE TAXES                                       SINCE INCEPTION
                                            1 YR             (6-30-99)
  Class A shares                               -35.28%           6.69%
  Class C shares                               -33.74%           7.13%
  Class Z shares                               -31.67%           8.58%

  CLASS B SHARES

  RETURN BEFORE TAXES                    -35.75%       6.96%
  RETURN AFTER TAXES ON
   DISTRIBUTIONS(2)                      -35.93%       4.32%
  RETURN AFTER TAXES ON
   DISTRIBUTIONS AND SALE OF
   FUND SHARES(2)                        -21.90%       4.86%

  INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

  S&P SC 1500 Index(3)                   -21.30%            -9.51%
  S&P SC Health Care Index(4)            -18.95%            -1.93%
  Lipper Average(5)                      -29.70%             3.45%

(1) THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER FOR CLASS A SHARES, THE RETURNS WOULD HAVE BEEN LOWER.
(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS ARE SHOWN ONLY FOR CLASS B SHARES. AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY DUE TO DIFFERING SALES CHARGES AND EXPENSES. PAST PERFORMANCE, BEFORE AND AFTER TAXES, DOES NOT MEAN THAT THE FUND WILL ACHIEVE SIMILAR RESULTS IN THE FUTURE.
(3) THE S&P SC 1500 INDEX IS DESCRIBED ABOVE UNDER THE TABLE FOR PRUDENTIAL FINANCIAL SERVICES FUND. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND OR TAXES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES, OPERATING EXPENSES AND TAXES. THE SECURITIES IN THE S&P SC 1500 INDEX MAY BE VERY DIFFERENT FROM THOSE IN THE FUND. SOURCE: LIPPER INC.
(4) THE S&P SUPERCOMPOSITE HEALTH CARE INDEX (S&P SC HEALTH CARE INDEX) IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX THAT MEASURES THE PERFORMANCE OF THE HEALTH CARE SECTOR OF THE S&P SC 1500 INDEX. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND OR TAXES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES, OPERATING EXPENSES AND TAXES. SOURCE: LIPPER INC.
(5) THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER HEALTH/BIO-TECHNOLOGY FUNDS CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR TAXES. AGAIN, THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND TAXES. SOURCE: LIPPER INC.

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RISK/RETURN SUMMARY
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PRUDENTIAL TECHNOLOGY FUND

ANNUAL RETURN* (CLASS A SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2000  -31.96%
2001  -31.01%
2002  -35.80%

BEST QUARTER: 55.50% (4th quarter of 1999) WORST QUARTER: -33.21% (3rd quarter of 2001)

* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO.
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8  PRUDENTIAL SECTOR FUNDS, INC.                 [TELEPHONE ICON] (800) 225-1852

RISK/RETURN SUMMARY
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  AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-02)

RETURN BEFORE TAXES                                       SINCE INCEPTION
                                            1 YR             (6-30-99)
  Class A shares                               -39.01%            -18.50%
  Class C shares                               -37.59%            -18.14%
  Class Z shares                               -35.68%            -17.10%

  CLASS B SHARES

  RETURN BEFORE TAXES                    -39.51%            -18.32%
  RETURN AFTER TAXES ON
   DISTRIBUTIONS(2)                      -39.51%            -19.36%
  RETURN AFTER TAXES ON
   DISTRIBUTIONS AND SALE OF
   FUND SHARES(2)                        -24.26%            -13.66%

  INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

  S&P SC 1500 Index(3)                   -21.30%             -9.51%
  S&P SC Technology Index(4)             -37.51%            -21.75%
  Lipper Average(5)                      -43.01%            -21.78%

(1) THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER FOR CLASS A SHARES, THE RETURNS WOULD HAVE BEEN LOWER.
(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS ARE SHOWN ONLY FOR CLASS B SHARES. AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY DUE TO DIFFERING SALES CHARGES AND EXPENSES. PAST PERFORMANCE, BEFORE AND AFTER TAXES, DOES NOT MEAN THAT THE FUND WILL ACHIEVE SIMILAR RESULTS IN THE FUTURE.
(3) THE S&P SC 1500 INDEX IS DESCRIBED ABOVE UNDER THE TABLE FOR PRUDENTIAL FINANCIAL SERVICES FUND. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND OR TAXES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES, OPERATING EXPENSES AND TAXES. THE SECURITIES IN THE S&P SC 1500 INDEX MAY BE VERY DIFFERENT FROM THOSE IN THE FUND. SOURCE: LIPPER INC.
(4) THE S&P SUPERCOMPOSITE TECHNOLOGY INDEX (S&P SC TECHNOLOGY INDEX) IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX THAT MEASURES THE PERFORMANCE OF THE TECHNOLOGY SECTOR OF THE S&P SC 1500 INDEX. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND OR TAXES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES, OPERATING EXPENSES AND TAXES. SOURCE: LIPPER INC.
(5) THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER SCIENCE & TECHNOLOGY FUNDS CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR TAXES. AGAIN, THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND TAXES. SOURCE: LIPPER INC.

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FEES AND EXPENSES
This table shows the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of each Fund--Class A, B, C and Z. The sales charges of a class are the same for each Fund, but the fees and expenses vary among the classes and the Funds. Each share class of a particular Fund has different (or no) sales charges--known as loads--and expenses, but represents an investment in the same Fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Funds."

  SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                 CLASS A     CLASS B     CLASS C     CLASS Z
  Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering
   price)                              5%        None       1%(2)        None
  Maximum deferred sales
   charge (load) (as a
   percentage of the lower of
   original purchase price or
   sale proceeds)                   1%(3)       5%(4)       1%(5)        None
  Maximum sales charge (load)
   imposed on reinvested
   dividends and other
   distributions                     None        None        None        None
  Redemption fees                    None        None        None        None
  Exchange fee                       None        None        None        None

(1) YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.
(2) INVESTORS WHO PURCHASE CLASS C SHARES THROUGH CERTAIN UNAFFILIATED BROKER-DEALERS MAY PURCHASE CLASS C SHARES WITHOUT PAYING THE 1% INITIAL SALES CHARGE.
(3) INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES ARE NOT SUBJECT TO AN INITIAL SALES CHARGE BUT ARE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 1% FOR SHARES REDEEMED WITHIN 12 MONTHS OF PURCHASE. THIS CHARGE IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS OTHER THAN THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL FINANCIAL, INC. (PRUDENTIAL).
(4) THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES AUTOMATICALLY CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
(5) THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.

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10  PRUDENTIAL SECTOR FUNDS, INC.                [TELEPHONE ICON] (800) 225-1852

RISK/RETURN SUMMARY
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  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                 CLASS A     CLASS B     CLASS C     CLASS Z
  PRUDENTIAL FINANCIAL
   SERVICES FUND
  Management fees                    .75%        .75%        .75%        .75%
  + Distribution and service
   (12b-1) fees                      .30%(6)     1.00%      1.00%     None
  + Other expenses                   .50%        .50%        .50%        .50%
  = Total annual Fund
   operating expenses               1.55%       2.25%       2.25%       1.25%
  - Fee waiver                       .05%     None        None        None
  = NET ANNUAL FUND OPERATING
   EXPENSES                         1.50%(6)     2.25%      2.25%       1.25%

  PRUDENTIAL HEALTH SCIENCES
   FUND
  Management fees                    .75%        .75%        .75%        .75%
  + Distribution and service
   (12b-1) fees                      .30%(6)     1.00%      1.00%     None
  + Other expenses                   .37%        .37%        .37%        .37%
  = Total annual Fund
   operating expenses               1.42%       2.12%       2.12%       1.12%
  - Fee waiver                       .05%     None        None        None
  = NET ANNUAL FUND OPERATING
   EXPENSES                         1.37%(6)     2.12%      2.12%       1.12%

  PRUDENTIAL TECHNOLOGY FUND
  Management fees                    .75%        .75%        .75%        .75%
  + Distribution and service
   (12b-1) fees                      .30%(6)     1.00%      1.00%     None
  + Other expenses                   .86%        .86%        .86%        .86%
  = Total annual Fund
   operating expenses               1.91%       2.61%       2.61%       1.61%
  - Fee waiver                       .05%     None        None        None
  = NET ANNUAL FUND OPERATING
   EXPENSES                         1.86%(6)     2.61%      2.61%       1.61%

(6) FOR THE FISCAL YEAR ENDING 11-30-03, THE DISTRIBUTOR OF THE FUNDS HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

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RISK/RETURN SUMMARY
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EXAMPLE
This example will help you compare the fees and expenses of each Fund's different share classes and the cost of investing in each Fund with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares of that Fund at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                  1 YR    3 YRS     5 YRS         10 YRS
  PRUDENTIAL FINANCIAL
   SERVICES FUND
  Class A shares                  $645     $ 960    $1,298        $2,249
  Class B shares                  $728    $1,003    $1,305        $2,326
  Class C shares                  $426     $ 796    $1,293        $2,659
  Class Z shares                  $127     $ 397     $ 686        $1,511

  PRUDENTIAL HEALTH SCIENCES
   FUND
  Class A shares                  $633      $922    $1,233        $2,113
  Class B shares                  $715      $964    $1,139        $2,190
  Class C shares                  $413      $757    $1,228        $2,527
  Class Z shares                  $114      $356     $ 617        $1,363

  PRUDENTIAL TECHNOLOGY FUND
  Class A shares                  $679    $1,065    $1,476        $2,617
  Class B shares                  $764    $1,111    $1,485        $2,695
  Class C shares                  $461     $ 903    $1,471        $3,015
  Class Z shares                  $164     $ 508     $ 876        $1,911

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12  PRUDENTIAL SECTOR FUNDS, INC.                [TELEPHONE ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

You would pay the following expenses on the same investment if you did not sell your shares:

                                1 YR  3 YRS   5 YRS   10 YRS
  PRUDENTIAL FINANCIAL
   SERVICES FUND
  Class A shares                $645   $ 960  $1,298  $2,249
  Class B shares                $228   $ 703  $1,205  $2,326
  Class C shares                $326   $ 796  $1,293  $2,659
  Class Z shares                $127   $ 397   $ 686  $1,511

  PRUDENTIAL HEALTH SCIENCES
   FUND
  Class A shares                $633   $ 922  $1,233  $2,113
  Class B shares                $215   $ 664  $1,139  $2,190
  Class C shares                $313   $ 757  $1,228  $2,527
  Class Z shares                $114   $ 356   $ 617  $1,363

  PRUDENTIAL TECHNOLOGY FUND
  Class A shares                $679  $1,065  $1,476  $2,617
  Class B shares                $264   $ 811  $1,385  $2,695
  Class C shares                $361   $ 903  $1,471  $3,015
  Class Z shares                $164   $ 508   $ 876  $1,911

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HOW THE FUNDS INVEST
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
Each Fund's investment objective is LONG-TERM CAPITAL APPRECIATION. This means we seek investments whose price will increase over time. While we make every effort to achieve each Fund's investment objective, we can't guarantee success.
    In pursuing each Fund's objective, we normally invest at least 80% of a Fund's investable assets in EQUITY-RELATED SECURITIES OF U.S. COMPANIES IN ITS SECTOR. Each Fund considers a company to be principally engaged in a sector if at the time of investment, in the opinion of the investment adviser, at least 50% of a company's assets, revenues or profits on a consolidated basis are derived or (for start-up companies) are expected to be derived from operations in that area.
   PRUDENTIAL FINANCIAL SERVICES FUND invests principally in stocks of the following types of banking and financial services companies: monetary authorities, credit institutions, securities and commodity institutions, and insurance carriers and related institutions. Companies in these industries also include thrifts, commercial and investment banks, savings institutions (including their parent holding companies), brokerage and advisory firms, commercial and industrial finance companies, diversified financial service companies, leasing companies, and insurance companies (including multi-line, property, casualty and life insurance companies and insurance holding companies).

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WE'RE VALUE INVESTORS
IN DECIDING WHICH STOCKS TO BUY FOR THE STRATEGICALLY MANAGED PORTFOLIO OF PRUDENTIAL FINANCIAL SERVICES FUND, WE USE WHAT IS KNOWN AS A VALUE INVESTMENT STYLE; THAT IS, WE INVEST IN COMPANIES SELLING AT A PRICE THAT WE BELIEVE IS LOW RELATIVE TO THE COMPANY'S EARNINGS, ASSETS, CASH FLOW OR DIVIDENDS. IN MANAGING THE ENHANCED INDEX PORTFOLIO OF PRUDENTIAL FINANCIAL SERVICES FUND, WE SELECT SECURITIES FROM A BENCHMARK INDEX MADE UP OF SECURITIES OF THE FINANCIALS SECTOR FROM THE S&P SUPERCOMPOSITE 1500 INDEX.
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14  PRUDENTIAL SECTOR FUNDS, INC.                [TELEPHONE ICON] (800) 225-1852

HOW THE FUNDS INVEST
------------------------------------------------

   PRUDENTIAL HEALTH SCIENCES FUND invests principally in stocks of the following types of health services companies: hospitals, nursing and residential care, health and medical insurance carriers, pharmaceutical and medicine companies, and medical equipment and supply companies. Companies in these industries also include manufacturers of healthcare products, such as pharmaceutical firms; biotechnology companies; medical device companies; other providers of healthcare- or healthcare-related services, such as assisted living centers and physician practices; healthcare insurance companies including HMOs; distributors and retailers of healthcare products; healthcare information-technology suppliers; contract research organizations; and providers of outsourcing or other services to the healthcare industry.

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WE'RE GROWTH INVESTORS

IN DECIDING WHICH STOCKS TO BUY FOR THE STRATEGICALLY MANAGED PORTFOLIO OF PRUDENTIAL HEALTH SCIENCES FUND, WE USE WHAT IS KNOWN AS A GROWTH INVESTMENT STYLE. THIS MEANS WE INVEST IN COMPANIES EXPERIENCING SOME OR ALL OF THE
FOLLOWING: ABOVE-AVERAGE REVENUE AND EARNINGS PER SHARE GROWTH, STRONG MARKET POSITION, IMPROVING PROFITABILITY AND DISTINCTIVE ATTRIBUTES SUCH AS UNIQUE MARKETING ABILITY, AND WHAT WE BELIEVE TO BE STRONG RESEARCH AND DEVELOPMENT AND PRODUCTIVE NEW PRODUCT FLOW, AND FINANCIAL STRENGTH. SUCH COMPANIES GENERALLY TRADE AT HIGH PRICES RELATIVE TO THEIR CURRENT EARNINGS. IN MANAGING THE ENHANCED INDEX PORTFOLIO OF PRUDENTIAL HEALTH SCIENCES FUND, WE SELECT SECURITIES FROM A BENCHMARK INDEX MADE UP OF SECURITIES OF THE HEALTH CARE SECTOR FROM THE S&P SUPERCOMPOSITE 1500 INDEX.
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HOW THE FUNDS INVEST
------------------------------------------------

   PRUDENTIAL TECHNOLOGY FUND invests principally in stocks of companies that derive, or that its investment adviser expects will derive, a substantial portion of their sales from products or services in technology and technology-related activities within the following industries: computers and electronics and electronic equipment. These companies include those that design, manufacture or sell computers and peripheral products, electronic components and systems software; equipment vendors; electronic component manufacturers, contract manufacturers and distributors; and electronic instruments and system vendors. They also include companies that provide media, telecommunication and information services and companies expected to benefit from technological advances and improvements.
    Each Fund will invest in equity-related securities, principally common stocks, convertible securities and nonconvertible preferred stocks. In addition, equity-related securities include American Depositary Receipts (ADRs) and S&P Depositary Receipts (SPDRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs); and similar securities. Convertible securities are securities--like bonds, corporate notes and preferred stocks--that we can convert into the company's common stock or some other equity security. We buy only investment-grade convertible securities. We may buy equity-related securities of companies of every size--small-, medium- and large-capitalization.

    Each Fund may participate in the initial public offering (IPO) market. The Strategically Managed portfolios of Prudential Health Sciences Fund

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OUR GROWTH STRATEGY
IN MANAGING THE STRATEGICALLY MANAGED PORTFOLIO OF PRUDENTIAL TECHNOLOGY FUND, WE LOOK FOR COMPANIES THAT HAVE GROWTH IN SALES AND EARNINGS DRIVEN BY PRODUCTS OR SERVICES. THESE COMPANIES USUALLY HAVE A UNIQUE MARKET NICHE, A STRONG NEW PRODUCT PROFILE OR WHAT WE BELIEVE TO BE SUPERIOR MANAGEMENT. WE ANALYZE COMPANIES USING BOTH FUNDAMENTAL AND QUANTITATIVE TECHNIQUES. IN MANAGING THE ENHANCED INDEX PORTFOLIO OF PRUDENTIAL TECHNOLOGY FUND, WE SELECT SECURITIES FROM A BENCHMARK INDEX MADE UP OF SECURITIES OF THE TECHNOLOGY SECTOR FROM THE S&P SUPERCOMPOSITE 1500 INDEX.
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16  PRUDENTIAL SECTOR FUNDS, INC.                [TELEPHONE ICON] (800) 225-1852

HOW THE FUNDS INVEST
------------------------------------------------

and Prudential Technology Fund are expected to invest in IPOs to a greater extent than the other Fund. IPO investments may increase a Fund's total returns. As a Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total returns.

DIVISION OF ASSETS
STRATEGY. Under normal conditions, there will be an approximately equal division of each Fund's assets between the two portfolios of each Fund. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided between the two portfolios of each Fund as the Manager deems appropriate. There will be a periodic rebalancing of each portfolio's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the Manager may allocate assets from the portfolio that has appreciated more to the other.

RISKS. Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each portfolio manager selects portfolio securities independently, it is possible that a security held by one portfolio may also be held by the other portfolio of a Fund. In addition, if one portfolio manager buys a security as the other portfolio manager sells it, the net position of a Fund in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Fund will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets. The Manager will consider the timing of reallocation based upon the best interests of the Fund and its shareholders. To maintain each Fund's federal income tax status as a regulated investment company, the Manager also may have to sell securities on a periodic basis and the Fund could realize capital gains that would not have otherwise occurred.

    For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Funds. To obtain a copy, see the back cover page of this prospectus.
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HOW THE FUNDS INVEST
------------------------------------------------

    Each Fund's investment objective is a fundamental policy that cannot be changed without approval of that Fund's shareholders. The Board can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investments and strategies to try to increase a Fund's returns or protect its assets if market conditions warrant.

INVESTMENTS IN NON-SECTOR INDUSTRIES
Each Fund may invest in securities of issuers not in its sector. These include equity-related securities, fixed-income instruments (Prudential Financial Services Fund and Prudential Technology Fund only) and money market instruments.

FOREIGN SECURITIES
We may invest in FOREIGN SECURITIES, including money market instruments and other fixed-income securities (Prudential Financial Services Fund and Prudential Technology Fund only), stocks and other equity-related securities. Foreign securities have additional risks. Foreign markets are more volatile than U.S. markets. Changes in currency exchange rates can reduce or increase market performance. We do not consider ADRs, ADSs and other similar receipts or shares traded in U.S. markets to be foreign securities. The ability to choose securities from around the world allows us to pursue potentially higher returns and decrease Fund risk through diversification.

SHORT SALES
Each Fund may make SHORT SALES of a security. This means that a Fund may sell a security that it does not own, which it may do, for example, when the investment adviser thinks the value of the security will decline. Each Fund generally borrows the security to deliver to the buyer in a short sale. Each Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. Each Fund must pay the lender any dividends or interest that accrues on the security it borrows, and each Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. Each Fund also may make SHORT SALES
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18  PRUDENTIAL SECTOR FUNDS, INC.                [TELEPHONE ICON] (800) 225-1852

HOW THE FUNDS INVEST
------------------------------------------------

"AGAINST THE BOX." In a short sale against the box, at the time of sale, each Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, each Fund gives up the opportunity for capital appreciation in the security. Up to 20% of each Fund's investable assets may be subject to short sales.

FIXED-INCOME OBLIGATIONS
Prudential Financial Services Fund and Prudential Technology Fund may invest up to 10% of their total assets in debt securities for capital appreciation, primarily those rated investment-grade by a major rating service (such as BBB or above by S&P or Baa or above by Moody's Investors Service Inc. (Moody's)). Prudential Financial Services Fund and Prudential Technology Fund may continue to hold a security if it is downgraded below investment grade or is no longer rated by a major rating service. Lower-rated obligations are subject to a greater risk of loss of principal and interest.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of a Fund's assets in MONEY MARKET INSTRUMENTS. Money market instruments include the commercial paper of corporations, the obligations of banks, certificates of deposit and obligations issued or guaranteed by the U.S. government or its agencies or a foreign government. Investing heavily in these securities limits a Fund's ability to achieve its investment objective, but can help to preserve the Fund's assets when the equity markets are unstable.

REPURCHASE AGREEMENTS
Each Fund also may use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

DERIVATIVE STRATEGIES
We may use various derivative strategies to try to improve a Fund's returns. We may use hedging techniques to try to protect a Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary
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HOW THE FUNDS INVEST
------------------------------------------------

to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, a Fund's investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk, for cash management purposes or to increase return consistent with a Fund's overall investment objective. A Fund's investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match or offset a Fund's underlying positions and this could result in losses to a Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.

OPTIONS. Each Fund may purchase and sell put and call options on equity securities and stock indexes and currencies traded on U.S. or foreign securities exchanges, on Nasdaq or in the over-the-counter market. An OPTION is the right to buy or sell securities in exchange for a premium. The Funds will sell only covered options.

FUTURES CONTRACTS AND RELATED OPTIONS
FOREIGN CURRENCY FORWARD CONTRACTS. Each Fund may purchase and sell stock and bond index futures contracts and related options on stock and bond index futures to improve its returns or protect its assets. Each Fund also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset at a future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. Each Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date at a set price.
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20  PRUDENTIAL SECTOR FUNDS, INC.                [TELEPHONE ICON] (800) 225-1852

HOW THE FUNDS INVEST
------------------------------------------------

Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.

    For more information about these strategies, see the SAI, "Description of the Funds, Their Investments and Risks--Risk Management and Return Enhancement Strategies."

ADDITIONAL STRATEGIES
Each Fund also follows certain policies when it BORROWS MONEY (each Fund can borrow up to 33 1/3% of the value of its total assets); LENDS ITS SECURITIES to others for cash management purposes (each Fund can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (each Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). Each Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without that Fund's shareholders' approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.

INVESTMENT RISKS
As noted previously, all investments involve risk, and investing in the Funds is no exception. Since each Fund's holdings can vary significantly from broad market indexes, performance of a Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Funds' principal strategies and certain other non-principal strategies the Funds may make. The investment types are listed in the order in which they normally will be used by the portfolio managers. Unless otherwise noted, the Funds' ability to engage in a particular type of investment is expressed as a percentage of investable assets. For more information, see "Description of the Funds, Their Investments and Risks" in the SAI.
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HOW THE FUNDS INVEST
------------------------------------------------

  INVESTMENT TYPE

% OF FUND'S ASSETS                        RISKS                          POTENTIAL REWARDS
--------------------------------------------------------------------------------------------------
  SECURITIES OF FINANCIAL SERVICES        -- Companies in which the      -- Potential for capital
  COMPANIES                                   Fund invests may be            appreciation
  (PRUDENTIAL FINANCIAL SERVICES FUND         adversely affected by      -- Improved economic
  ONLY)                                       the adoption of                conditions may reduce
                                              legislation that               exposure to credit
  AT LEAST 80%                                promotes competition           losses and dependence
                                              in the financial               on interest rate
                                              services industry              activity
                                          -- General economic            -- As baby boomers
                                              conditions affect              approach retirement
                                              companies that face            age, the financial
                                              exposure to credit             services industry may
                                              losses and depend on           profit from
                                              interest rate                  retirement investing
                                              activity
                                          -- Changes in regulatory
                                              environment
                                          -- See risks of equity-
                                              related securities
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  SECURITIES OF HEALTH SCIENCES           -- Issuers are often           -- Potential for capital
  COMPANIES (PRUDENTIAL HEALTH SCIENCES       subject to government          appreciation
  FUND ONLY)                                  regulation and             -- New products or
                                              approval, which could          services may reap
  AT LEAST 80%                                negatively affect the          profits from
                                              price and                      rendering others
                                              availability of their          obsolete
                                              products or services       -- Technological advances
                                          -- Product cycle may be            in healthcare
                                              volatile                       products and services
                                          -- Products and services           may produce more
                                              may quickly become             effective and more
                                              obsolete                       profitable therapies
                                          -- Products may be                 for unmet medical
                                              withdrawn for safety           needs
                                              reasons                    -- The aging of the U.S.
                                          -- See risks of equity-            population and the
                                              related securities             industrialization of
                                                                             emerging markets may
                                                                             increase demand for
                                                                             healthcare products
                                                                             and services
                                                                         -- The healthcare
                                                                              industry enjoys
                                                                             demand that is
                                                                             relatively
                                                                             insensitive to the
                                                                             ups and downs of the
                                                                             business cycle
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22  PRUDENTIAL SECTOR FUNDS, INC.                [TELEPHONE ICON] (800) 225-1852

HOW THE FUNDS INVEST
------------------------------------------------

  INVESTMENT TYPE (CONT'D)

% OF FUND'S ASSETS                        RISKS                          POTENTIAL REWARDS
--------------------------------------------------------------------------------------------------
  SECURITIES OF TECHNOLOGY COMPANIES      -- Products and services       -- Potential for capital
  (PRUDENTIAL TECHNOLOGY FUND ONLY)           may quickly become             appreciation
                                              obsolete                   -- New products or
  AT LEAST 80%                            -- Dependence on global            services may reap
                                              markets                        profits from
                                          -- Companies with                  rendering others
                                              electronic products            obsolete
                                              are subject to
                                              intense competition
                                          -- Securities of
                                               companies with
                                              emerging concepts may
                                              be more volatile due
                                              to their limited
                                              product lines,
                                              markets or financial
                                              resources
                                          -- See risks of equity-
                                              related securities
--------------------------------------------------------------------------------------------------
  EQUITY-RELATED SECURITIES               -- Individual stocks           -- Historically, stocks
                                               could lose value               have outperformed
  AT LEAST 80%                            -- The equity markets              other investments
                                              could go down,                 over the long term
                                              resulting in a             -- Generally, economic
                                              decline in value of a          growth means higher
                                              Fund's investments             corporate profits,
                                          -- Changes in economic or          which leads to an
                                              political conditions,          increase in stock
                                              both domestic and              prices, known as
                                              international, may             capital appreciation
                                              result in a decline
                                              in value of a Fund's
                                              investments
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HOW THE FUNDS INVEST
------------------------------------------------

  INVESTMENT TYPE (CONT'D)

% OF FUND'S ASSETS                        RISKS                          POTENTIAL REWARDS
--------------------------------------------------------------------------------------------------
  DERIVATIVES                             -- The value of                -- A Fund could make
                                               derivatives (such as          money and protect
  PERCENTAGE VARIES; USUALLY LESS THAN        futures and options)           against losses if the
  10% OF TOTAL ASSETS                         that are used to               investment analysis
                                              hedge a portfolio              proves correct
                                              security is generally      -- Derivatives that
                                              determined                      involve leverage
                                              independently from             could generate
                                              that security and              substantial gains at
                                              could result in a              low cost
                                              loss to a Fund when        -- One way to manage a
                                              the price movement of          Fund's risk/return
                                              the derivative does            balance is by locking
                                              not correlate with a           in the value of an
                                              change in the value            investment ahead of
                                              of the portfolio               time
                                              security                   -- Hedges that correlate
                                          -- Derivatives may not             well with an
                                              have the intended              underlying position
                                              effects and may                can reduce or
                                              result in losses or            eliminate investment
                                              missed opportunities           income or capital
                                          -- The other party to a            gains at low cost
                                              derivatives contract
                                              could default
                                          -- Derivatives can
                                               increase share price
                                              volatility and those
                                              that involve leverage
                                              could magnify losses
                                          -- Certain types of
                                              derivatives involve
                                              costs to a Fund that
                                              can reduce returns
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24  PRUDENTIAL SECTOR FUNDS, INC.                [TELEPHONE ICON] (800) 225-1852

HOW THE FUNDS INVEST
------------------------------------------------

  INVESTMENT TYPE (CONT'D)

% OF FUND'S ASSETS                        RISKS                          POTENTIAL REWARDS
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  FOREIGN SECURITIES                      -- Foreign markets,            -- Investors can
                                              economies and                   participate in the
  UP TO 20%; USUALLY LESS THAN 10%            political systems may          growth of foreign
                                              not be as stable as            markets through a
                                              those in the U.S.              Fund's investments in
                                          -- Currency risk--                 companies operating
                                              changing values of             in those markets
                                              foreign currencies         -- May profit from
                                              can cause losses               changing values of
                                          -- May be less liquid              foreign currencies
                                               than U.S. stocks and      -- Opportunities for
                                              bonds                          diversification
                                          -- Differences in foreign
                                              laws, accounting
                                              standards, public
                                              information, custody
                                              and settlement
                                              practices may result
                                              in less reliable
                                              information on
                                              foreign investments
                                              and more risks
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  SHORT SALES                             -- May magnify underlying      -- May magnify underlying
                                              investment losses              investment gains
  UP TO 20%                               -- Investment costs may
                                              exceed potential
                                              underlying investment
                                              gains
                                          -- Short sales "against
                                               the box" give up the
                                              opportunity for
                                              capital appreciation
                                              in the security
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  FIXED-INCOME OBLIGATIONS                -- A Fund's holdings,          -- Bonds have generally
  (PRUDENTIAL FINANCIAL                       share price, yield             outperformed money
  SERVICES FUND AND                           and total return may           market instruments
  PRUDENTIAL TECHNOLOGY FUND ONLY)            fluctuate in response          over the long term,
                                              to bond market                 with less risk than
  UP TO 10% OF TOTAL ASSETS                   movements                      stocks
                                          -- Credit risk--the risk       -- Most bonds will rise
                                              that the default of             in value when
                                              an issuer would leave          interest rates fall
                                              a Fund with unpaid         -- Regular interest
                                              interest or                     income
                                              principal. The lower       -- Investment-grade bonds
                                              a bond's quality, the          have a lower risk of
                                              higher its potential           default than junk
                                              volatility                     bonds
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HOW THE FUNDS INVEST
------------------------------------------------

  INVESTMENT TYPE (CONT'D)

% OF FUND'S ASSETS                        RISKS                          POTENTIAL REWARDS
--------------------------------------------------------------------------------------------------
 FIXED-INCOME OBLIGATIONS (CONT'D)        -- Market risk--the risk       -- High-quality debt
                                              that the market value          obligations generally
                                              of an investment may           are more secure than
                                              move up or down                stocks since
                                              rapidly or                     companies must pay
                                              unpredictably. Market          their debts before
                                              risk may affect an             they pay dividends
                                              industry, a sector,        -- Junk bonds offer
                                              or the market as a              higher yields and
                                              whole                          higher potential
                                          -- Interest rate                   gains
                                               risk--the risk that       -- Principal and interest
                                              the value of most               on government
                                              bonds will fall when           securities may be
                                              interest rates rise.           guaranteed by the
                                              The longer a bond's            issuing government
                                              maturity and the
                                              lower its credit
                                              quality, the more its
                                              value typically
                                              falls. It can lead to
                                              price volatility
                                          -- Junk bonds have a
                                              higher risk of
                                              default, tend to be
                                              less liquid and may
                                              be more difficult to
                                              value
--------------------------------------------------------------------------------------------------
  ILLIQUID SECURITIES                     -- May be difficult to         -- May offer a more
                                              value precisely                attractive yield or
  UP TO 15% OF NET ASSETS                 -- May be difficult to             potential for growth
                                               sell at the time or           than more widely
                                              price desired                  traded securities
--------------------------------------------------------------------------------------------------
  MONEY MARKET INSTRUMENTS                -- Limits potential for        -- May preserve a Fund's
                                              capital appreciation           assets
  UP TO 20% UNDER NORMAL CIRCUMSTANCES;       and achieving our
  UP TO 100% ON A TEMPORARY BASIS             objective
                                          -- Some credit risk--the
                                              risk that the default
                                              of an issuer would
                                              leave a Fund with
                                              unpaid interest or
                                              principal. The lower
                                              a bond's quality, the
                                              higher its potential
                                              volatility.
                                          -- Some market risk--the
                                              risk that the market
                                              value of an
                                              investment may move
                                              up or down, sometimes
                                              rapidly or
                                              unpredictably. Market
                                              risk may affect an
                                              industry, a sector,
                                              or the market as a
                                              whole.
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26  PRUDENTIAL SECTOR FUNDS, INC.                [TELEPHONE ICON] (800) 225-1852

HOW THE FUNDS ARE MANAGED
-------------------------------------

BOARD OF DIRECTORS
The Company's Board oversees the actions of the Manager, Investment Advisers and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of each Fund.

MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

    Under a management agreement for each Fund, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising each Fund's investment advisers. For the fiscal year ended November 30, 2002, each Fund paid PI a management fee of .75 of 1% of its average daily net assets.
    PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $84.4 billion.
    Subject to the supervision of the Board of the Company, PI is responsible for conducting the initial review of prospective investment advisers for each Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of each Fund's investment adviser.
    PI and the Company operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of a Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. Each Fund will notify shareholders of any new investment advisers to the Fund or material amendments to its advisory agreements pursuant to the Order.
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HOW THE FUNDS ARE MANAGED
------------------------------------------------

INVESTMENT ADVISERS

    --     PRUDENTIAL FINANCIAL SERVICES FUND AND PRUDENTIAL TECHNOLOGY FUND.
Jennison Associates LLC (Jennison) has served as the investment adviser to the Strategically Managed portfolios of Prudential Financial Services Fund and Prudential Technology Fund since 2000. Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of December 31, 2002, Jennison had approximately $48 billion in assets under management. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990. Prudential Investment Management, Inc. (PIM) has served as investment adviser to the Enhanced Index portfolios of these Funds since their inception.

    --     PRUDENTIAL HEALTH SCIENCES FUND. Jennison also is the investment adviser to the Strategically Managed portfolio of Prudential Health Sciences Fund, and has served as such since the Fund's inception. PIM is the investment adviser to the Enhanced Index portfolio of Prudential Health Sciences Fund, and has served as such since the Fund's inception.

PORTFOLIO MANAGERS

    --     PRUDENTIAL FINANCIAL SERVICES FUND. Mark G. DeFranco and Andrew M.
Tucker, CFA, are the portfolio managers of the Strategically Managed portfolio of the Fund. MARK DEFRANCO, a Senior Vice President of Jennison, has served as a portfolio manager for the Fund since August 2000. Mr. DeFranco has been in the investment business since 1987. Prior to joining Jennison in 1998, he served as an analyst and portfolio manager with Pomboy Capital, as an analyst at Comstock Partners and as a member of the equity research sales division of Salomon Brothers. Mr. DeFranco received a B.A. from Bates College and an M.B.A. from Columbia University Graduate School of Business. ANDREW TUCKER, a Vice President of Jennison, has served as a portfolio manager to the Fund since June 2002. Prior to joining Jennison in September 1997, he served as an equity analyst and portfolio manager with the Wachovia Bank of North Carolina. Mr. Tucker received his B.S. magna cum laude from Washington and Lee University in 1992. M. STUMPP, PH.D., is the portfolio manager for the Enhanced Index portfolio of the Fund. Dr. Stumpp is a Senior Managing Director of PIM and has been a portfolio manager for the Fund since its inception. Dr. Stumpp chairs the PIM Quantitative Management (QM) group's Investment Policy
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HOW THE FUNDS ARE MANAGED
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Committee and is responsible for its model portfolio. Dr. Stumpp developed the group's tactical asset allocation algorithm and developed and oversees the methodology underlying the group's actively managed equity portfolios.
Dr. Stumpp has managed mutual fund portfolios since 1995 and has managed investment portfolios for over 14 years. Dr. Stumpp holds a B.A. from Boston University and an M.A. and a Ph.D. from Brown University.

    --     PRUDENTIAL HEALTH SCIENCES FUND. David Chan, CFA, and Michael A. Del
Balso are the portfolio managers of the Strategically Managed portfolio of the Fund. DAVID CHAN, who has been a portfolio manager of the Fund since its inception, is an Executive Vice President of Jennison. Prior to joining Jennison in 1992, he was employed at the Boston Consulting Group, where he was a team leader and consultant on projects in many industries, including a special focus in the healthcare area. He received a B.A. from Harvard University and an M.B.A. from Columbia University Graduate School of Business. MICHAEL DEL BALSO, who became a co-portfolio manager of the Fund in October 2000, is a Director and Executive Vice President of Jennison, where he has been part of the investment team since 1972. Mr. Del Balso received his B.S. from Yale University and his M.B.A. from Columbia University Graduate School of Business. He is a member of The New York Society of Security Analysts, Inc. JOHN VAN BELLE, PH.D., has been the portfolio manager of the Enhanced Index portfolio of the Fund since its inception. Mr. Van Belle is a Managing Director in the PIM QM group and joined QM in 1983. He has managed mutual fund portfolios since 1988 and investment portfolios for more than 17 years, and is responsible for managing several equity, balanced and global balanced portfolios on behalf of institutional clients, as well as the overall asset allocation for Prudential Strategic Partners Asset Allocation Funds. Mr. Van Belle holds a B.S. from St. Joseph's College and a Ph.D. from the University of Virginia.

    --     PRUDENTIAL TECHNOLOGY FUND. Susan Hirsch is the portfolio manager of the Strategically Managed portfolio of the Fund. SUSAN HIRSCH, an Executive Vice President of Jennison, has managed the portfolio since its inception. Prior to joining Jennison, Ms. Hirsch was a Managing Director of PIM, which she joined in July 1996. Before that she was employed by Lehman Brothers Global Asset Management from 1986 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. During that time, Ms. Hirsch was named as an INSTITUTIONAL INVESTOR All-American Research Team Analyst for small growth stocks in 1991, 1992
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HOW THE FUNDS ARE MANAGED
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and 1993. Ms. Hirsch received her B.S. from Brooklyn College and is a member of the Financial Analysts Federation and The New York Society of Security Analysts, Inc.
    TED LOCKWOOD has been the portfolio manager for the Enhanced Index portfolio of the Fund since its inception. Mr. Lockwood is a Managing Director of PIM and heads PIM QM's quantitative equity, derivative and index funds. He has managed mutual fund portfolios since 1998 and investment portfolios since 1990. He is also responsible for investment research, new product development and managing balanced portfolios on behalf of institutional clients. He joined Prudential in 1988. Mr. Lockwood earned a B.S. from the State University of New York at Stony Brook and an M.S. and an M.B.A. from Columbia University.

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Funds' shares under a Distribution Agreement with each Fund. Each Fund has Distribution and Service Plans (the Plans) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act). Under the Plans and the Distribution Agreements, PIMS pays the expenses of distributing each Fund's Class A, B, C and Z shares and provides certain shareholder support services. Each Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables. Because these fees are paid from each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
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30  PRUDENTIAL SECTOR FUNDS, INC.                [TELEPHONE ICON] (800) 225-1852

FUND DISTRIBUTIONS AND TAX ISSUES
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Investors who buy shares of a Fund should be aware of some important tax issues. For example, each Fund distributes DIVIDENDS of ordinary income and realized net CAPITAL GAINS, if any, to shareholders. These distributions are subject to income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax-deferred plan or account. Dividends and distributions from each Fund also may be subject to state and local income taxes.
    Also, if you sell shares of a Fund for a profit, you may have to pay capital gains taxes on the amount of your profit unless you hold your shares in a qualified or tax-deferred plan or account.
    The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
Each Fund distributes DIVIDENDS of any net investment income to shareholders--typically once a year. For example, if a Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from a Fund will be taxed as ordinary income whether or not they are reinvested in the Fund.
    Each Fund also distributes any realized net CAPITAL GAINS to shareholders--typically once a year. Capital gains are generated when a Fund sells its assets for a profit. For example, if a Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long a Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains generally are taxed at rates of up to 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 38.6%. Different rates apply to corporate shareholders.
    For your convenience, a Fund's distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account
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FUND DISTRIBUTIONS AND TAX ISSUES
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is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see subsection "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of a Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.
    Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders generally are eligible for the 70% dividends-received deduction for certain dividends paid by each Fund.

WITHHOLDING TAXES
If federal tax law requires you to provide a Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 30%, but declining to 28% by 2006) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of a Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well
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32  PRUDENTIAL SECTOR FUNDS, INC.                [TELEPHONE ICON] (800) 225-1852

FUND DISTRIBUTIONS AND TAX ISSUES
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since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of a Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of a Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of a Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

 [CHART]
                          ===> + $  CAPITAL GAIN
                                    (taxes owed)
 $
 RECEIPTS                           OR
 FROM SALE
                          ===> - $    CAPITAL LOSS
                                    (offset against gain)

    If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.
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    Exchanging your shares of a Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
    Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event." This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see subsection "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.
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34  PRUDENTIAL SECTOR FUNDS, INC.                [TELEPHONE ICON] (800) 225-1852

HOW TO BUY, SELL AND
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HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of a Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

    You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of a Fund, although Class Z shares are available only to a limited group of investors.
    Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, shareholders that purchase less than
$1 million of Class A shares pay the initial sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. Investors who purchase $1 million or more of
Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge (waived when Class C shares are purchased through certain unaffiliated brokers) and a 1% CDSC
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if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
    When choosing a share class, you should consider the following:

     --    The amount of your investment,

     -- The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges,

     -- The different sales charges that apply to a share class--Class A's front-end sales charge (or CDSC in certain circumstances) vs.
           Class B's CDSC vs. Class C's low front-end sales charge and low CDSC,

     --    Whether you qualify for any reduction or waiver of sales charges

     -- The fact that, if you are purchasing Class B shares in an amount of $100,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances,

     -- The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase, and

     --    Whether you qualify to purchase Class Z shares.

    See "How to Sell Your Shares" for a description of the impact of CDSCs.
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36  PRUDENTIAL SECTOR FUNDS, INC.                [TELEPHONE ICON] (800) 225-1852

HOW TO BUY, SELL AND
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SHARE CLASS COMPARISON. Use this chart to help you compare the Funds' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

                                  CLASS A              CLASS B              CLASS C             CLASS Z
 Minimum purchase            $1,000               $1,000               $2,500               None
   amount(1)
 Minimum amount for          $100                 $100                 $100                 None
   subsequent
   purchases(1)
 Maximum initial sales       5% of the public     None                 1% of the public     None
   charge                    offering price                            offering price(2)
 Contingent Deferred         1%(4)                If sold during:      1% on sales made     None
   Sales Charge (CDSC)(3)                         Year 1    5%         within 18 months
                                                  Year 2    4%         of purchase
                                                  Year 3    3%
                                                  Year 4    2%
                                                  Years 5/6 1%
                                                  Year 7    0%
 Annual distribution and     .30 of 1%            1%                   1%                   None
   service (12b-1) fees      (.25 of 1%
   shown as a percentage     currently)
   of average net
   assets(5)

(1) THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE STEP 4: "ADDITIONAL SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN."
(2) 1.01% OF THE NET AMOUNT INVESTED. INVESTORS WHO PURCHASE CLASS C SHARES THROUGH CERTAIN UNAFFILIATED BROKER-DEALERS MAY PURCHASE CLASS C SHARES WITHOUT PAYING THE 1% INITIAL SALES CHARGE.
(3) FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "HOW TO SELL YOUR SHARES--CONTINGENT DEFERRED SALES CHARGE (CDSC)."
(4) INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES AND SELL THESE SHARES WITHIN 12 MONTHS OF PURCHASE ARE SUBJECT TO A 1% CDSC. THIS CHARGE IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS OTHER THAN THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL.
(5) THESE DISTRIBUTION AND SERVICE FEES ARE PAID FROM A FUND'S ASSETS ON A CONTINUOUS BASIS. THE SERVICE FEE FOR CLASS A, CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING THE .25 OF 1% SERVICE FEE) AND IS .75 OF 1% FOR CLASS B AND CLASS C SHARES. FOR THE FISCAL YEAR ENDING 11-30-03, THE DISTRIBUTOR OF EACH FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

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REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                           SALES CHARGE AS % OF  SALES CHARGE AS % OF      DEALER
   AMOUNT OF PURCHASE         OFFERING PRICE       AMOUNT INVESTED       REALLOWANCE
 Less than $25,000                     5.00%                 5.26%               4.75%
 $25,000 to $49,999                    4.50%                 4.71%               4.25%
 $50,000 to $99,999                    4.00%                 4.17%               3.75%
 $100,000 to $249,999                  3.25%                 3.36%               3.00%
 $250,000 to $499,999                  2.50%                 2.56%               2.40%
 $500,000 to $999,999                  2.00%                 2.04%               1.90%
 $1 million and above*                  None                  None                None

* IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES. IF YOU PURCHASE $1 MILLION OR MORE OF CLASS A SHARES, YOU WILL BE SUBJECT TO A 1% CDSC FOR SHARES REDEEMED WITHIN 12 MONTHS OF PURCHASE. THIS CHARGE IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS OTHER THAN THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL.

    To satisfy the purchase amounts above, you can:

     --    Invest with an eligible group of investors who are related to you,

     -- Buy Class A shares of two or more Prudential mutual funds at the same time,

     -- Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the current value of Prudential mutual fund shares you already own,
           (2) the value of money market shares you have received for shares of other Prudential mutual funds exchanged in an exchange transaction, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation), or

     -- Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in a Fund and other Prudential mutual funds within 13 months.

    The Distributor may reallow Class A's sales charge to dealers.
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38  PRUDENTIAL SECTOR FUNDS, INC.                [TELEPHONE ICON] (800) 225-1852

HOW TO BUY, SELL AND
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BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

     -- Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the investment advisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.
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INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

     --    Purchase your shares through an account at Prudential Securities,

     -- Purchase your shares through a COMMAND Account or an Investor Account with Pruco Securities Corporation, or

     --    Purchase your shares through another broker.

    This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.

OTHER. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.

QUALIFYING FOR CLASS Z SHARES
BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes a Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
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40  PRUDENTIAL SECTOR FUNDS, INC.                [TELEPHONE ICON] (800) 225-1852

HOW TO BUY, SELL AND
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     -- Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:

     -- Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

     -- Current and former Directors/Trustees of the Prudential mutual funds (including the Company), and

     --    Prudential, with an investment of $10 million or more.

    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments from its own resources to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we also will convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
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    Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, to the extent the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to each Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.
    When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of a Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100).
    A Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Company's Board. A Fund also may use fair value pricing if it determines that the market quotation is not reliable based,

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MUTUAL FUND SHARES THE NAV OF MUTUAL FUND SHARES CHANGES
EVERY DAY BECAUSE THE VALUE OF A FUND'S PORTFOLIO CHANGES CONSTANTLY. FOR EXAMPLE, IF FUND XYZ HOLDS ACME CORP. STOCK IN ITS PORTFOLIO AND THE PRICE OF ACME STOCK GOES UP WHILE THE VALUE OF THE FUND'S OTHER HOLDINGS REMAINS THE SAME AND EXPENSES DON'T CHANGE, THE NAV OF FUND XYZ WILL INCREASE.
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42  PRUDENTIAL SECTOR FUNDS, INC.                [TELEPHONE ICON] (800) 225-1852

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among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that a Fund uses to determine its NAV may differ from the security's quoted or published price. A Fund may determine to use fair value pricing after the NAV publishing deadline, but before capital shares are processed; in these instances, the NAV you receive may differ from the published NAV price. For purposes of computing a Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by a Fund as of the close of the security's primary market.
    We determine each Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange a Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, each Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. We may not determine the NAV of a Fund on days when we have not received any orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.
    Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of those funds daily.

WHAT PRICE WILL YOU PAY FOR SHARES OF A FUND?
    For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and
Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.
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    Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, each Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in your Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of a Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your
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44  PRUDENTIAL SECTOR FUNDS, INC.                [TELEPHONE ICON] (800) 225-1852

HOW TO BUY, SELL AND
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plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report for each Fund, which contain important financial information about the Funds. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of a Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES
You can sell your shares of a Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.
    When you sell shares of a Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable
CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your
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order to sell is received after the close of regular trading on the NYSE. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of a Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."
    If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records, or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. In addition, if
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46  PRUDENTIAL SECTOR FUNDS, INC.                [TELEPHONE ICON] (800) 225-1852

HOW TO BUY, SELL AND
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you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

     -- Amounts representing shares you purchased with reinvested dividends and distributions,

     -- Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares, and

     -- Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares).

    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
    As we noted before in the "Share Class Comparison" chart, if you purchase
$1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For
Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
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    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS A SHARES
The Class A CDSC is waived for all Class A investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase, other than those who purchase their shares from certain broker-dealers that are not affiliated with Prudential. The Class A CDSC does not apply to investors that purchase less than $1 million of Class A shares.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

     -- After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

     -- To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

     --    On certain sales effected through a Systematic Withdrawal Plan.

    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
BENEFIT PLANS. The CDSC will be waived for purchases by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.
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48  PRUDENTIAL SECTOR FUNDS, INC.                [TELEPHONE ICON] (800) 225-1852

HOW TO BUY, SELL AND
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REDEMPTION IN KIND
If the sales of a Fund's shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize Fund expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.
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HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of a Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of a Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.
    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101

    There is no sales charge for such exchanges. However, if you exchange--and then sell--Class A shares within 12 months of your original purchase (only in certain circumstances), Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.
    Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
    If you own Class B or Class C shares and qualify to purchase Class A shares of any Prudential mutual fund without paying an initial sales charge,
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50  PRUDENTIAL SECTOR FUNDS, INC.                [TELEPHONE ICON] (800) 225-1852

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we will exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares unless you elect otherwise. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. You must notify the Transfer Agent that you are eligible for this special exchange privilege. Please note that this special exchange privilege will be discontinued effective
June 16, 2003. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage a Fund's investments. When market timing occurs, a Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, each Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. A Fund will notify a market timer of rejection of an exchange or purchase order. If a Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS OR EXCHANGES
You may redeem your shares of a Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the applicable Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see section entitled "How to Sell Your Shares--Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.
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    The Funds' Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. A Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If a Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
    In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
    The telephone redemption and exchange procedure may be modified or terminated at any time. If this occurs, you will receive a written notice from the applicable Fund.

EXPEDITED REDEMPTION PRIVILEGE
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the applicable Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.
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52  PRUDENTIAL SECTOR FUNDS, INC.                [TELEPHONE ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
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The financial highlights below are intended to help you evaluate each Fund's financial performance since its inception. The TOTAL RETURN in each chart represents the rate that a shareholder would have earned on an investment in that share class of a Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
    A copy of each Fund's annual report, along with each Fund's audited financial statements and independent accountants' report, is available, upon request, at no charge, as described on the back cover of this prospectus.

PRUDENTIAL FINANCIAL SERVICES FUND
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.
 CLASS A SHARES (FISCAL PERIODS ENDED 11-30)

PER SHARE OPERATING PERFORMANCE          2002        2001(F)      2000(F)    1999(A)
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                 $11.92       $11.11        $9.36     $10.00
 INCOME/LOSS FROM INVESTMENT
  OPERATIONS:
 Net investment income                      .04          .05          .08         --(D)
 Net realized and unrealized gain
  (loss) on investment transactions        (.76)         .86         1.67       (.64)
 TOTAL FROM INVESTMENT OPERATIONS          (.72)         .91         1.75       (.64)
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                     --         (.10)          --         --
 Distributions from net realized
  gains                                    (.62)          --           --         --
 TOTAL DISTRIBUTIONS                       (.62)        (.10)          --         --
 NET ASSET VALUE, END OF PERIOD          $10.58       $11.92       $11.11      $9.36
 TOTAL RETURN(B)                        (6.42)%        8.06%       18.80%    (6.40)%
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RATIOS/SUPPLEMENTAL DATA                 2002        2001(F)      2000(F)    1999(A)
 NET ASSETS, END OF PERIOD (000)        $27,084      $36,622      $28,801    $22,050
 AVERAGE NET ASSETS (000)               $32,778      $36,447      $22,614    $21,235
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees(G)             1.50%        1.45%        1.33%(E)    1.58%(C)(E)
 Expenses, excluding distribution
  and service (12b-1) fees                1.25%        1.20%        1.08%(E)    1.33%(C)(E)
 Net investment income                     .28%         .44%         .83%(E)     .09%(C)(E)
 FOR CLASS A, B, C AND Z SHARES:
 Portfolio turnover rate                    65%          81%          85%        39%
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(A) INFORMATION SHOWN IS FOR THE PERIOD 6-30-99 (WHEN SHARES WERE FIRST OFFERED) THROUGH 11-30-99.
(B) TOTAL INVESTMENT RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL INVESTMENT RETURN FOR PERIODS OF LESS THAN ONE FULL YEAR ARE NOT ANNUALIZED.
(C)  ANNUALIZED.
(D)  LESS THAN $.005 PER SHARE.
(E)  NET OF MANAGEMENT FEE WAIVER.
(F)  BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
(G) THE DISTRIBUTOR OF THE FUND CONTRACTUALLY AGREED TO LIMIT ITS DISTRIBUTION AND SERVICE FEES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE
     CLASS A SHARES.

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FINANCIAL HIGHLIGHTS
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PRUDENTIAL FINANCIAL SERVICES FUND
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 CLASS B SHARES (FISCAL PERIODS ENDED 11-30)

PER SHARE OPERATING PERFORMANCE          2002        2001(E)      2000(E)    1999(A)
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                 $11.80       $11.00        $9.33     $10.00
 INCOME/LOSS FROM INVESTMENT
  OPERATIONS:
 Net investment income (loss)              (.06)        (.04)         .01       (.02)
 Net realized and unrealized gain
  (loss) on investment transactions        (.73)         .84         1.66       (.65)
 TOTAL FROM INVESTMENT OPERATIONS          (.79)         .80         1.67       (.67)
 LESS DISTRIBUTIONS:
 Distributions from net realized
  gains                                    (.62)          --           --         --
 NET ASSET VALUE, END OF PERIOD          $10.39       $11.80       $11.00      $9.33
 TOTAL RETURN(B)                        (7.11)%        7.27%       17.90%    (6.70)%
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RATIOS/SUPPLEMENTAL DATA                 2002        2001(E)      2000(E)    1999(A)
 NET ASSETS, END OF PERIOD (000)        $70,132      $91,892      $78,182    $50,252
 AVERAGE NET ASSETS (000)               $83,029      $92,775      $59,442    $44,194
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees                2.25%        2.20%        2.08%(D)    2.33%(C)(D)
 Expenses, excluding distribution
  and service (12b-1) fees                1.25%        1.20%        1.08%(D)    1.33%(C)(D)
 Net investment income (loss)            (.47)%       (.31)%         .09%(D)   (.69)%(C)(D)
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(A) INFORMATION SHOWN IS FOR THE PERIOD 6-30-99 (WHEN SHARES WERE FIRST OFFERED) THROUGH 11-30-99.
(B) TOTAL INVESTMENT RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL INVESTMENT RETURN FOR PERIODS OF LESS THAN ONE FULL YEAR ARE NOT ANNUALIZED.
(C)  ANNUALIZED.
(D)  NET OF MANAGEMENT FEE WAIVER.
(E)  BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.

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54  PRUDENTIAL SECTOR FUNDS, INC.                [TELEPHONE ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

PRUDENTIAL FINANCIAL SERVICES FUND
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 CLASS C SHARES (FISCAL PERIODS ENDED 11-30)

PER SHARE OPERATING PERFORMANCE          2002        2001(E)      2000(E)      1999(A)
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                 $11.80       $11.00        $9.33       $10.00
 INCOME/LOSS FROM INVESTMENT
  OPERATIONS:
 Net investment income (loss)              (.06)        (.04)         .01         (.02)
 Net realized and unrealized gain
  (loss) on investment transactions        (.73)         .84         1.66         (.65)
 TOTAL FROM INVESTMENT OPERATIONS          (.79)         .80         1.67         (.67)
 LESS DISTRIBUTIONS:
 Distributions from net realized
  gains                                    (.62)          --           --           --
 NET ASSET VALUE, END OF PERIOD          $10.39       $11.80       $11.00        $9.33
 TOTAL RETURN(B)                        (7.11)%        7.27%       17.90%      (6.70)%
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RATIOS/SUPPLEMENTAL DATA                 2002        2001(E)      2000(E)      1999(A)
 NET ASSETS, END OF PERIOD (000)        $30,937      $44,119      $41,011      $26,939
 AVERAGE NET ASSETS (000)               $38,005      $46,601      $30,639      $25,325
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees                2.25%        2.20%        2.08%(D)     2.33%(C)(D)
 Expenses, excluding distribution
  and service (12b-1) fees                1.25%        1.20%        1.08%(D)     1.33%(C)(D)
 Net investment income/(loss)            (.47)%       (.30)%         .09%(D)    (.66)%(C)(D)
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(A) INFORMATION SHOWN IS FOR THE PERIOD 6-30-99 (WHEN SHARES WERE FIRST OFFERED) THROUGH 11-30-99.
(B) TOTAL INVESTMENT RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL INVESTMENT RETURN FOR PERIODS OF LESS THAN ONE FULL YEAR ARE NOT ANNUALIZED.
(C)  ANNUALIZED.
(D)  NET OF MANAGEMENT FEE WAIVER.
(E)  BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.

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FINANCIAL HIGHLIGHTS
------------------------------------------------

PRUDENTIAL FINANCIAL SERVICES FUND
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 CLASS Z SHARES (FISCAL PERIODS ENDED 11-30)

PER SHARE OPERATING PERFORMANCE          2002        2001(E)      2000(E)      1999(A)
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                 $11.95       $11.15        $9.36       $10.00
 INCOME/LOSS FROM INVESTMENT
  OPERATIONS:
 Net investment income                      .08          .08          .11          .01
 Net realized and unrealized gain
  (loss) on investment transactions        (.78)         .86         1.68         (.65)
 TOTAL FROM INVESTMENT OPERATIONS          (.70)         .94         1.79         (.64)
 LESS DISTRIBUTION:
 Dividends from net investment
  income                                     --         (.14)          --           --
 Distributions from net realized
  gains                                    (.62)          --           --           --
 TOTAL DISTRIBUTIONS                       (.62)        (.14)          --           --
 NET ASSET VALUE, END OF PERIOD          $10.63       $11.95       $11.15        $9.36
 TOTAL INVESTMENT RETURN(B)             (6.22)%        8.30%       19.10%      (6.40)%
---------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                 2002        2001(E)      2000(E)      1999(A)
 NET ASSETS, END OF PERIOD (000)         $8,131      $13,570       $9,753       $4,941
 AVERAGE NET ASSETS (000)               $11,031      $12,855       $5,913       $4,972
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees                1.25%        1.20%        1.08%(D)     1.33%(C)(D)
 Expenses, excluding distribution
  and service (12b-1) fees                1.25%        1.20%        1.08%(D)     1.33%(C)(D)
 Net investment income                     .52%         .70%        1.13%(D)      .35%(C)(D)
---------------------------------------------------------------------------------------

(A) INFORMATION SHOWN IS FOR THE PERIOD 6-30-99 (WHEN SHARES WERE FIRST OFFERED) THROUGH 11-30-99.
(B) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURN FOR PERIODS OF LESS THAN ONE FULL YEAR ARE NOT ANNUALIZED.
(C)  ANNUALIZED.
(D)  NET OF MANAGEMENT FEE WAIVER.
(E)  BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.

-------------------------------------------------------------------
56  PRUDENTIAL SECTOR FUNDS, INC.                [TELEPHONE ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

PRUDENTIAL HEALTH SCIENCES FUND
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 CLASS A SHARES (FISCAL PERIODS ENDED 11-30)

PER SHARE OPERATING PERFORMANCE        2002       2001         2000              1999(A)
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                $15.62    $18.51       $10.86             $10.00
 INCOME/LOSS FROM INVESTMENT
  OPERATIONS:
 Net investment loss                      (.04)     (.01)        (.01)(D)           (.02)(D)
 Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions                  (3.99)      .10         7.81                .88
 TOTAL FROM INVESTMENT OPERATIONS        (4.03)      .09         7.80                .86
 LESS DISTRIBUTIONS:
 Distributions from net realized
  gains                                   (.81)    (2.98)        (.15)                --
 NET ASSET VALUE, END OF PERIOD         $10.78    $15.62       $18.51             $10.86
 TOTAL RETURN(B)                      (27.09)%      .76%       72.32%              8.60%
--------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA               2002       2001         2000              1999(A)
 NET ASSETS, END OF PERIOD (000)       $54,246   $92,196      $98,129            $36,646
 AVERAGE NET ASSETS (000)              $72,143   $94,702      $59,890            $32,032
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees(F)            1.37%     1.29%        1.10%(D)           1.59%(C)(D)
 Expenses, excluding distribution
  and service (12b-1) fees               1.12%     1.04%         .85%(D)           1.34%(C)(D)
 Net investment loss                    (.48)%    (.49)%       (.13)%(D)          (.43)%(C)(D)
 FOR CLASS A, B, C AND Z SHARES:
 Portfolio turnover rate                  116%       94%         138%                61%(E)
--------------------------------------------------------------------------------------------

(A) INFORMATION SHOWN IS FOR THE PERIOD 6-30-99 (WHEN SHARES WERE FIRST OFFERED) THROUGH 11-30-99.
(B) TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE FULL YEAR ARE NOT ANNUALIZED.
(C)  ANNUALIZED.
(D)  NET OF MANAGEMENT FEE WAIVER.
(E)  NOT ANNUALIZED.
(F) THE DISTRIBUTOR OF THE FUND CONTRACTUALLY AGREED TO LIMIT ITS DISTRIBUTION AND SERVICE (12b-1) FEES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

PRUDENTIAL HEALTH SCIENCES FUND
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 CLASS B SHARES (FISCAL PERIODS ENDED 11-30)

PER SHARE OPERATING
PERFORMANCE                            2002       2001         2000              1999(A)
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                $15.30    $18.31       $10.83             $10.00
 INCOME/LOSS FROM INVESTMENT
  OPERATIONS:
 Net investment loss                      (.17)     (.21)        (.11)(D)           (.05)(D)
 Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions                  (3.85)      .18         7.74                .88
 TOTAL FROM INVESTMENT OPERATIONS        (4.02)     (.03)        7.63                .83
 LESS DISTRIBUTIONS:
 Distributions from net realized
  gains                                   (.81)    (2.98)        (.15)                --
 NET ASSET VALUE, END OF PERIOD         $10.47    $15.30       $18.31             $10.83
 TOTAL RETURN(B)                      (27.62)%      .06%       70.85%              8.30%
--------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA               2002       2001         2000              1999(A)
 NET ASSETS, END OF PERIOD (000)      $129,568  $215,087     $222,772            $89,061
 AVERAGE NET ASSETS (000)             $164,481  $207,806     $156,579            $74,448
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees               2.12%     2.04%        1.85%(D)           2.34%(C)(D)
 Expenses, excluding distribution
  and service (12b-1) fees               1.12%     1.04%         .85%(D)           1.34%(C)(D)
 Net investment loss                   (1.23)%   (1.24)%       (.87)%(D)         (1.20)%(C)(D)
--------------------------------------------------------------------------------------------

(A) INFORMATION SHOWN IS FOR THE PERIOD 6-30-99 (WHEN SHARES WERE FIRST OFFERED) THROUGH 11-30-99.
(B) TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE FULL YEAR ARE NOT ANNUALIZED.
(C)  ANNUALIZED.
(D)  NET OF MANAGEMENT FEE WAIVER.

-------------------------------------------------------------------
58  PRUDENTIAL SECTOR FUNDS, INC.                [TELEPHONE ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

PRUDENTIAL HEALTH SCIENCES FUND
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 CLASS C SHARES (FISCAL PERIODS ENDED 11-30)

PER SHARE OPERATING PERFORMANCE        2002       2001         2000              1999(A)
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                $15.30    $18.31       $10.83             $10.00
 INCOME/LOSS FROM INVESTMENT
  OPERATIONS:
 Net investment income loss               (.18)     (.22)        (.12)(D)           (.05)(D)
 Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions                  (3.84)      .19         7.75                .88
 TOTAL FROM INVESTMENT OPERATIONS        (4.02)     (.03)        7.63                .83
 LESS DISTRIBUTIONS:
 Distributions from net realized
  gains                                   (.81)    (2.98)        (.15)                --
 NET ASSET VALUE, END OF PERIOD         $10.47    $15.30       $18.31             $10.83
 TOTAL RETURN(B)                      (27.62)%      .06%       70.85%              8.30%
--------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA               2002       2001         2000              1999(A)
 NET ASSETS, END OF PERIOD (000)      $47,750    $86,887      $93,698            $46,551
 AVERAGE NET ASSETS (000)             $63,423    $86,176      $69,491            $41,090
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees              2.12%      2.04%        1.85%(D)           2.34%(C)(D)
 Expenses, excluding distribution
  and service (12b-1) fees              1.12%      1.04%         .85%(D)           1.34%(C)(D)
 Net investment loss                  (1.23)%    (1.23)%       (.87)%(D)         (1.18)%(C)(D)
--------------------------------------------------------------------------------------------

(A) INFORMATION SHOWN IS FOR THE PERIOD 6-30-99 (WHEN SHARES WERE FIRST OFFERED) THROUGH 11-30-99.
(B) TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE FULL YEAR ARE NOT ANNUALIZED.
(C)  ANNUALIZED.
(D)  NET OF MANAGEMENT FEE WAIVER.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

PRUDENTIAL HEALTH SCIENCES FUND
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 CLASS Z SHARES (FISCAL PERIODS ENDED 11-30)

PER SHARE OPERATING PERFORMANCE        2002       2001         2000              1999(A)
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                $15.74    $18.58       $10.88             $10.00
 INCOME/LOSS FROM INVESTMENT
  OPERATIONS:
 Net investment income (loss)               --(E)      .04        .01(D)            (.01)(D)
 Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions                  (4.03)      .10         7.84                .89
 TOTAL FROM INVESTMENT OPERATIONS        (4.03)      .14         7.85                .88
 LESS DISTRIBUTIONS:
 Distributions from net realized
  gains                                   (.81)    (2.98)        (.15)                --
 NET ASSET VALUE, END OF PERIOD         $10.90    $15.74       $18.58             $10.88
 TOTAL RETURN(B)                      (26.88)%     1.14%       72.55%              8.80%
--------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA               2002       2001         2000              1999(A)
 NET ASSETS, END OF PERIOD (000)       $19,106   $32,475      $31,101             $8,381
 AVERAGE NET ASSETS (000)              $24,447   $30,209      $17,429             $6,932
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees               1.12%     1.04%         .85%(D)           1.34%(C)(D)
 Expenses, excluding distribution
  and service (12b-1) fees               1.12%     1.04%         .85%(D)           1.34%(C)(D)
 Net investment income (loss)           (.23)%    (.25)%         .12%(D)          (.20)%(C)(D)
--------------------------------------------------------------------------------------------

(A) INFORMATION SHOWN IS FOR THE PERIOD 6-30-99 (WHEN SHARES WERE FIRST OFFERED) THROUGH 11-30-99.
(B) TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE FULL YEAR ARE NOT ANNUALIZED.
(C)  ANNUALIZED.
(D)  NET OF MANAGEMENT FEE WAIVER.
(E)  LESS THAN ($0.005).

-------------------------------------------------------------------
60  PRUDENTIAL SECTOR FUNDS, INC.                [TELEPHONE ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

PRUDENTIAL TECHNOLOGY FUND
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 CLASS A SHARES (FISCAL PERIODS ENDED 11-30)

PER SHARE OPERATING PERFORMANCE           2002            2001           2000               1999(A)
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                      $7.07          $11.72         $13.44             $10.00
 INCOME/LOSS FROM INVESTMENT
  OPERATIONS:
 Net investment loss                           (.10)           (.07)          (.11)(D)           (.04)(D)
 Net realized and unrealized gain
  (loss) on investment transactions           (1.82)          (3.36)         (1.53)              3.80
 TOTAL FROM INVESTMENT OPERATIONS             (1.92)          (3.43)         (1.64)              3.76
 LESS DISTRIBUTIONS:
 Distributions from net realized
  gains                                          --           (1.22)          (.08)              (.32)
 NET ASSET VALUE, END OF PERIOD               $5.15           $7.07         $11.72             $13.44
 TOTAL RETURN(B)                           (27.16)%        (33.35)%       (12.39)%             37.59%
-------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                  2002            2001           2000               1999(A)
 NET ASSETS, END OF PERIOD (000)            $43,808         $70,417       $107,924            $65,991
 AVERAGE NET ASSETS (000)                   $54,459         $86,366       $137,874            $46,443
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees(E)                 1.86%           1.53%          1.08%(D)           1.47%(C)(D)
 Expenses, excluding distribution
  and service (12b-1) fees                    1.61%           1.28%           .83%(D)           1.22%(C)(D)
 Net investment loss                        (1.57)%          (.85)%         (.74)%(D)         (1.00)%(C)(D)
 FOR CLASS A, B, C AND Z SHARES:
 Portfolio turnover rate                       164%            154%           151%                38%
-------------------------------------------------------------------------------------------------------

(A) INFORMATION SHOWN IS FOR THE PERIOD 6-30-99 (WHEN SHARES WERE FIRST OFFERED) THROUGH 11-30-99.
(B) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN A FULL YEAR ARE NOT ANNUALIZED.
(C)  ANNUALIZED.
(D)  NET OF MANAGEMENT FEE WAIVER.
(E) THE DISTRIBUTOR OF THE FUND CONTRACTUALLY AGREED TO LIMIT ITS DISTRIBUTION AND SERVICE (12b-1) FEES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

PRUDENTIAL TECHNOLOGY FUND
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 CLASS B SHARES (FISCAL PERIODS ENDED 11-30)

PER SHARE OPERATING PERFORMANCE          2002           2001           2000               1999(A)
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                     $6.94         $11.60         $13.40              $10.00
 INCOME/LOSS FROM INVESTMENT
  OPERATIONS:
 Net investment loss                          (.15)          (.14)          (.23)(D)            (.06)(D)
 Net realized and unrealized gain
  (loss) on investment transactions          (1.78)         (3.30)         (1.49)               3.78
 TOTAL FROM INVESTMENT OPERATIONS            (1.93)         (3.44)         (1.72)               3.72
 LESS DISTRIBUTIONS:
 Distributions from net realized
  gains                                         --          (1.22)          (.08)               (.32)
 NET ASSET VALUE, END OF PERIOD              $5.01          $6.94         $11.60              $13.40
 TOTAL RETURN(B)                          (27.81)%       (33.83)%       (13.03)%              37.19%
-----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                 2002           2001           2000               1999(A)
 NET ASSETS, END OF PERIOD (000)           $80,613       $138,220       $230,357            $155,801
 AVERAGE NET ASSETS (000)                 $101,549       $170,790       $306,603             $97,787
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees                   2.61%          2.28%          1.83%(D)            2.22%(C)(D)
 Expenses, excluding distribution
  and service (12b-1) fees                   1.61%          1.28%           .83%(D)            1.22%(C)(D)
 Net investment loss                       (2.32)%        (1.59)%        (1.49)%(D)          (1.75)%(C)(D)
-----------------------------------------------------------------------------------------------------

(A) INFORMATION SHOWN IS FOR THE PERIOD 6-30-99 (WHEN SHARES WERE FIRST OFFERED) THROUGH 11-30-99.
(B) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN A FULL YEAR ARE NOT ANNUALIZED.
(C)  ANNUALIZED.
(D)  NET OF MANAGEMENT FEE WAIVER.

-------------------------------------------------------------------
62  PRUDENTIAL SECTOR FUNDS, INC.                [TELEPHONE ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

PRUDENTIAL TECHNOLOGY FUND
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 CLASS C SHARES (FISCAL PERIODS ENDED 11-30)

PER SHARE OPERATING PERFORMANCE           2002            2001              2000              1999(A)
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                      $6.94          $11.60         $13.40                $10.00
 INCOME/LOSS FROM INVESTMENT
  OPERATIONS:
 Net investment loss                           (.15)           (.14)          (.23)(D)              (.07)(D)
 Net realized and unrealized gain
  (loss) on
  investment transactions                     (1.78)          (3.30)         (1.49)                 3.79
 TOTAL FROM INVESTMENT OPERATIONS             (1.93)          (3.44)         (1.72)                 3.72
 LESS DISTRIBUTIONS:
 Distributions from net realized
  gains                                          --           (1.22)          (.08)                 (.32)
 NET ASSET VALUE, END OF PERIOD               $5.01           $6.94         $11.60                $13.40
 TOTAL RETURN(B)                           (27.81)%        (33.83)%       (13.03)%                37.19%
---------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                  2002            2001              2000              1999(A)
 NET ASSETS, END OF PERIOD (000)            $28,710         $50,876        $83,717               $66,353
 AVERAGE NET ASSETS (000)                   $36,790         $63,088       $111,334               $46,510
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees                    2.61%           2.28%          1.83%(D)              2.22%(C)(D)
 Expenses, excluding distribution
  and service (12b-1) fees                    1.61%           1.28%           .83%(D)              1.22%(C)(D)
 Net investment loss                        (2.31)%         (1.59)%        (1.49)%(D)            (1.75)%(C)(D)
---------------------------------------------------------------------------------------------------------

(A) INFORMATION SHOWN IS FOR THE PERIOD 6-30-99 (WHEN SHARES WERE FIRST OFFERED) THROUGH 11-30-99.
(B) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN A FULL YEAR ARE NOT ANNUALIZED.
(C)  ANNUALIZED.
(D)  NET OF MANAGEMENT FEE WAIVER.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

PRUDENTIAL TECHNOLOGY FUND
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 CLASS Z SHARES (FISCAL PERIODS ENDED 11-30)

PER SHARE OPERATING PERFORMANCE           2002            2001               2000               1999(A)
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                      $7.12          $11.76             $13.46             $10.00
 INCOME/LOSS FROM INVESTMENT
  OPERATIONS:
 Net investment loss                           (.08)           (.05)              (.08)(D)           (.03)(D)
 Net realized and unrealized gain
  (loss) on
  investment transactions                     (1.84)          (3.37)             (1.54)              3.81
 TOTAL FROM INVESTMENT OPERATIONS             (1.92)          (3.42)             (1.62)              3.78
 LESS DISTRIBUTIONS:
 Distributions from net realized
  gains                                          --           (1.22)              (.08)              (.32)
 NET ASSET VALUE, END OF PERIOD               $5.20           $7.12             $11.76             $13.46
 TOTAL RETURN(B)                           (26.97)%        (33.14)%           (12.23)%             37.79%
-----------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                  2002            2001               2000               1999(A)
 NET ASSETS, END OF PERIOD (000)             $5,906         $10,274            $16,386            $12,711
 AVERAGE NET ASSETS (000)                    $7,193         $12,330            $21,704             $8,743
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees                    1.61%           1.28%               .83%(D)           1.22%(C)(D)
 Expenses, excluding distribution
  and service (12b-1) fees                    1.61%           1.28%               .83%(D)           1.22%(C)(D)
 Net investment loss                        (1.32)%          (.58)%             (.49)%(D)          (.75)%(C)(D)
-----------------------------------------------------------------------------------------------------------

(A) INFORMATION SHOWN IS FOR THE PERIOD 6-30-99 (WHEN SHARES WERE FIRST OFFERED) THROUGH 11-30-99.
(B) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN A FULL YEAR ARE NOT ANNUALIZED.
(C)  ANNUALIZED.
(D)  NET OF MANAGEMENT FEE WAIVER.

-------------------------------------------------------------------
64  PRUDENTIAL SECTOR FUNDS, INC.                [TELEPHONE ICON] (800) 225-1852

                 [This page has been left blank intentionally.]
--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
-------------------------------------------------------------

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PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

-------------------------------------------------------------------
66  PRUDENTIAL SECTOR FUNDS, INC.                [TELEPHONE ICON] (800) 225-1852

------------------------------------------------

GLOBAL/INTERNATIONAL BOND FUND
PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.
MUNICIPAL MONEY MARKET FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES
TAX-FREE MONEY MARKET FUNDS
COMMAND TAX-FREE FUND
PRUDENTIAL TAX-FREE MONEY FUND, INC.
OTHER MONEY MARKET FUNDS
COMMAND GOVERNMENT FUND
COMMAND MONEY FUND
SPECIAL MONEY MARKET FUND, INC.*
  MONEY MARKET SERIES
STRATEGIC PARTNERS
MUTUAL FUNDS**
-----------------------------
STRATEGIC PARTNERS ASSET ALLOCATION FUNDS
  STRATEGIC PARTNERS CONSERVATIVE GROWTH FUND
  STRATEGIC PARTNERS MODERATE GROWTH FUND
  STRATEGIC PARTNERS HIGH GROWTH FUND
STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
  STRATEGIC PARTNERS LARGE CAPITALIZATION GROWTH FUND
  STRATEGIC PARTNERS LARGE CAPITALIZATION VALUE FUND
  STRATEGIC PARTNERS SMALL CAPITALIZATION GROWTH FUND
  STRATEGIC PARTNERS SMALL CAPITALIZATION VALUE FUND
  STRATEGIC PARTNERS INTERNATIONAL EQUITY FUND
  STRATEGIC PARTNERS TOTAL RETURN BOND FUND
STRATEGIC PARTNERS OPPORTUNITY FUNDS
  STRATEGIC PARTNERS FOCUSED GROWTH FUND
  STRATEGIC PARTNERS NEW ERA GROWTH FUND
  STRATEGIC PARTNERS FOCUSED VALUE FUND
SPECIAL MONEY MARKET FUND, INC.*
  MONEY MARKET SERIES

 *This fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with the Prudential mutual funds.

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                                     Notes
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68  PRUDENTIAL SECTOR FUNDS, INC.                [TELEPHONE ICON] (800) 225-1852

                                     Notes
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FOR MORE INFORMATION

Please read this prospectus before you invest in a Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact:
Prudential Investment Management
Services LLC
P.O. Box 8310
Philadelphia, PA 19101
(800) 778-8769

Visit Prudential's website at:
www.prudential.com

Additional information about the Fund
can be obtained without charge and can
be found in the following documents:
STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)
ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)
SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST
publicinfo@sec.gov
 (The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in
Washington, DC
 (For hours of operation, call
 1-202-942-8090)

VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov

Fund Symbols                              Nasdaq     CUSIP
                                          ------     -----
Prudential Financial Services Fund
   Class A                                PFSAX   74437K-10-3
   Class B                                PUFBX   74437K-20-2
   Class C                                PUFCX   74437K-30-1
   Class Z                                PFSZX   74437K-40-0
Prudential Health Sciences Fund
   Class A                                PHLAX   74437K-50-9
   Class B                                PHLBX   74437K-60-8
   Class C                                PHLCX   74437K-70-7
   Class Z                                PHSZX   74437K-80-6
Prudential Technology Fund
   Class A                                PTYAX   74437K-88-9
   Class B                                PTYBX   74437K-87-1
   Class C                                PTYCX   74437K-86-3
   Class Z                                PTFZX   74437K-85-5

MF188A                                       Investment Company Act File No.
                                          811-3175

                                     PROSPECTUS
                                     JANUARY 29, 2003

 PRUDENTIAL
 UTILITY FUND

                                     FUND TYPE
                                     Sector stock
                                     OBJECTIVE
                                     Total return through capital appreciation and current income
                                     IMPORTANT CHANGE
                                     See "How to Exchange Your Shares"
                                     section for details.

                                     As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

Prudential Financial is a service mark of The Prudential Insurance Company of
America, Newark, NJ, and its affiliates.

                                     [PRUDENTIAL FINANCIAL LOGO]

TABLE OF CONTENTS
-------------------------------------

1       RISK/RETURN SUMMARY
1       Investment Objective and Principal Strategies
2       Principal Risks
3       Evaluating Performance
5       Fees and Expenses

7       HOW THE FUND INVESTS
7       Investment Objective and Policies
8       Other Investments and Strategies
11      Investment Risks

15      HOW THE FUND IS MANAGED
15      Board of Directors
15      Manager
16      Investment Adviser
16      Portfolio Managers
16      Distributor

17      FUND DISTRIBUTIONS AND TAX ISSUES
17      Distributions
18      Tax Issues
19      If You Sell or Exchange Your Shares

21      HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
21      How to Buy Shares
31      How to Sell Your Shares
35      How to Exchange Your Shares
37      Telephone Redemptions or Exchanges
38      Expedited Redemption Privilege

39      FINANCIAL HIGHLIGHTS
39      Class A Shares
41      Class B Shares
42      Class C Shares
43      Class Z Shares

44      THE PRUDENTIAL MUTUAL FUND FAMILY

        FOR MORE INFORMATION (Back Cover)

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PRUDENTIAL UTILITY FUND             [TELEPHONE ICON] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This section highlights key information about the PRUDENTIAL UTILITY FUND, which we refer to as "the Fund." The Fund is a series of Prudential Sector Funds, Inc. ("the Company"). The Company's Board of Directors (the Board) has approved changing the Fund's name to Jennison Utility Fund. Pending shareholder approval, the new name will be effective as of June 30, 2003. To obtain information about the three other series of the Company, Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, see the back cover of this prospectus. Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is TOTAL RETURN THROUGH A COMBINATION OF CAPITAL APPRECIATION AND CURRENT INCOME. This means that we seek investments whose price will increase as well as pay the Fund dividends and other income. We normally invest at least 80% of the Fund's investable assets in equity-related and investment-grade debt securities of utility companies. The term "investable assets" in this prospectus refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its investable assets in the type of investment suggested by its name. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. Some of these securities are issued by foreign companies. We may invest more than 5% of the Fund's assets in any one issuer.

    While we make every effort to achieve our objective, we can't guarantee success.

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WE'RE VALUE INVESTORS
IN DECIDING WHICH STOCKS TO BUY, WE USE WHAT IS KNOWN AS A VALUE INVESTMENT STYLE. THAT IS, WE INVEST IN STOCKS THAT WE BELIEVE ARE UNDERVALUED, GIVEN THE COMPANY'S EARNINGS, ASSETS, CASH FLOW AND DIVIDENDS. WE CONSIDER SELLING A SECURITY IF IT HAS INCREASED TO THE POINT WHERE WE NO LONGER CONSIDER IT TO BE UNDERVALUED.
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RISK/RETURN SUMMARY
------------------------------------------------

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The Fund is subject to risks of the utility industry, such as inflation and regulatory changes, because it concentrates its investments in utility securities. Since the Fund is a sector fund, its holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of the indexes. Since we invest in stocks, there is the risk that the price of a particular stock we own could go down, or pay lower-than-expected dividends. In addition to an individual stock losing value, the value of the equity markets or a sector of them could go down. Stock markets are volatile.
    Our investments in investment-grade debt securities involve market risk and credit risk. Market risk, which may affect an industry, a sector or the entire market, is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Credit risk is the possibility that an issuer of a debt obligation may fail to pay the Fund interest or principal.
    Since the Fund invests in foreign securities, there are additional risks. Foreign markets are often more volatile than U.S. markets and foreign issuers are generally not subject to regulatory requirements comparable to those placed on U.S. issuers. Changes in currency exchange rates can reduce or increase market performance.
    Some of our investment strategies--such as using derivatives--involve above-average risks. The Fund may use risk management techniques to try to preserve assets. We may use hedging techniques to try to enhance return. Derivatives may not fully match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred.
    As a nondiversified fund, we can invest more than 5% of the Fund's assets in the securities of any one issuer. Investing in a nondiversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a nondiversifed fund.
    Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."
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2  PRUDENTIAL UTILITY FUND                       [TELEPHONE ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE
A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual returns compare with those of a stock index and a group of similar mutual funds. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

ANNUAL RETURNS* (CLASS B SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993   15.34%
1994   -8.51%
1995   24.80%
1996   21.16%
1997   26.80%
1998    7.18%
1999    3.17%
2000   38.91%
2001  -23.48%
2002  -26.64%

BEST QUARTER: 18.81% (3rd quarter of 2000) WORST QUARTER: -19.98% (3rd quarter of 2002)

* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

  AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-02)

RETURN BEFORE TAXES
                                     1 YR             5 YRS           10 YRS           SINCE INCEPTION
  Class A shares                        -29.74%           -2.25%         6.49%    7.23% (since 1-22-90)
  Class C shares                        -28.09%           -2.18%           N/A    5.81% (since 8-1-94)
  Class Z shares                        -25.82%           -0.99%           N/A    5.74% (since 3-1-96)

  CLASS B SHARES

  RETURN BEFORE TAXES           -30.26%   -2.11%   6.23%  12.28% (since 8-10-81)
  RETURN AFTER TAXES ON
   DISTRIBUTIONS(2)             -30.66%   -4.16%   3.89%  9.66% (since 8-10-81)
  RETURN AFTER TAXES ON
   DISTRIBUTIONS AND SALE OF
   FUND SHARES(2)               -18.57%   -1.53%   4.98%  9.88% (since 8-10-81)

  INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

  S&P 500(3)                    -22.09%   -0.58%   9.34%  N/A(3)
  S&P Utility TR(4)             -29.99%   -4.41%   3.42%  N/A(4)
  Lipper Average(5)             -23.79%   -1.96%   5.37%  N/A(5)

(1) THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER FOR CLASS A SHARES, THE RETURNS WOULD HAVE BEEN LOWER.
(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS ARE SHOWN ONLY FOR CLASS B SHARES. AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY DUE TO DIFFERING SALES CHARGES AND EXPENSES. PAST PERFORMANCE, BEFORE AND AFTER TAXES, DOES NOT MEAN THAT THE FUND WILL ACHIEVE SIMILAR RESULTS IN THE FUTURE.
(3) THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (S&P 500)--AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S. COMPANIES--GIVES A BROAD LOOK AT HOW STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND OR TAXES. THE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES, OPERATING EXPENSES AND TAXES. S&P 500 RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 10.33% FOR CLASS A, 12.60% FOR CLASS B, 9.96% FOR CLASS C AND 6.38% FOR CLASS Z SHARES. SOURCE: LIPPER INC.
(4) THE STANDARD & POOR'S UTILITY TOTAL RETURN INDEX (S&P UTILITY TR) IS AN UNMANAGED, MARKET CAPITALIZATION-WEIGHTED INDEX REPRESENTING THREE UTILITY GROUPS AND, WITHIN THE THREE GROUPS, FORTY-THREE OF THE LARGEST UTILITY COMPANIES LISTED ON THE NEW YORK STOCK EXCHANGE, INCLUDING TWENTY-THREE ELECTRIC POWER COMPANIES, TWELVE NATURAL GAS DISTRIBUTORS AND EIGHT TELEPHONE COMPANIES. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND OR TAXES, WHICH WOULD LOWER THE RETURNS. S&P UTILITY TR RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 5.23% FOR CLASS A, 5.34% FOR CLASS B (SINCE 9/30/89, THE CLOSEST MONTH-END AFTER THE INCEPTION OF THE INDEX, 9/11/89), 4.17% FOR CLASS C AND 0.92% FOR CLASS Z SHARES. SOURCE: IBBOTSON.
(5) THE LIPPER AVERAGE IS UNMANAGED AND IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER UTILITY FUNDS CATEGORY. FUNDS IN THE LIPPER AVERAGE INVEST AT LEAST 65% OF THEIR EQUITY PORTFOLIOS IN UTILITY SHARES. THE LIPPER AVERAGE DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR TAXES. AGAIN, THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND TAXES. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 6.79% FOR CLASS A, 11.00% FOR CLASS B, 5.65% FOR CLASS C AND 3.37% FOR CLASS Z SHARES. SOURCE: LIPPER INC.

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4  PRUDENTIAL UTILITY FUND                       [TELEPHONE ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES
These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund--Class A, B, C and Z. Each share class has different (or no) sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

  SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                 CLASS A     CLASS B     CLASS C     CLASS Z
  Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering
   price)                              5%        None          1%(2)      None
  Maximum deferred sales
   charge (load) (as a
   percentage of the lower of
   original purchase price or
   sale proceeds)                      1%(3)        5%(4)        1%(5)      None
  Maximum sales charge (load)
   imposed on reinvested
   dividends and other
   distributions                     None        None        None        None
  Redemption fees                    None        None        None        None
  Exchange fee                       None        None        None        None

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                  CLASS A       CLASS B       CLASS C       CLASS Z
  Management fees                      .43%           .43%         .43%           .43%
  + Distribution and service
   (12b-1) fees                        .30%(6)        1.00%       1.00%           None
  + Other expenses                     .19%           .19%         .19%           .19%
  = Total annual Fund
   operating expenses                  .92%          1.62%        1.62%           .62%
  - Fee waiver                         .05%           None         None           None
  = NET ANNUAL FUND OPERATING
   EXPENSES                            .87%(6)        1.62%       1.62%           .62%

(1) YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.
(2) INVESTORS WHO PURCHASE CLASS C SHARES THROUGH CERTAIN UNAFFILIATED BROKER-DEALERS MAY PURCHASE CLASS C SHARES WITHOUT PAYING THE 1% INITIAL SALES CHARGE.
(3) INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES ARE NOT SUBJECT TO AN INITIAL SALES CHARGE BUT ARE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 1% FOR SHARES REDEEMED WITHIN 12 MONTHS OF PURCHASE. THIS CHARGE IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS OTHER THAN THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL FINANCIAL, INC. (PRUDENTIAL).
(4) THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES AUTOMATICALLY CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

(5) THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.
(6) FOR THE FISCAL YEAR ENDING 11-30-03, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                1 YR  3 YRS  5 YRS  10 YRS
  Class A shares                $584   $774   $979  $1,570
  Class B shares                $665   $811   $981  $1,647
  Class C shares                $363   $606   $972  $2,003
  Class Z shares                $ 63   $199   $346   $ 774

You would pay the following expenses on the same investment if you did not sell your shares:

                                1 YR  3 YRS  5 YRS  10 YRS
  Class A shares                $584   $774   $979  $1,570
  Class B shares                $165   $511   $881  $1,647
  Class C shares                $263   $606   $972  $2,003
  Class Z shares                $ 63   $199   $346   $ 774

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6  PRUDENTIAL UTILITY FUND                       [TELEPHONE ICON] (800) 225-1852

HOW THE FUND INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is TOTAL RETURN THROUGH A COMBINATION OF CAPITAL APPRECIATION AND CURRENT INCOME. This means we seek investments whose price will increase as well as pay the Fund dividends and other income. While we make every effort to achieve our objective, we can't guarantee success.
    In pursuing our objective, we normally invest at least 80% of the Fund's investable assets in EQUITY-RELATED AND INVESTMENT-GRADE DEBT SECURITIES OF UTILITY COMPANIES. This means that we concentrate on companies in the electric, gas, gas pipeline, telephone, telecommunication, water, cable, airport, seaport and toll road industries. We buy equity-related securities including common stocks; nonconvertible preferred stocks; American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stocks; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs); and similar securities.
    We may also buy convertible securities. These are securities--like bonds, corporate notes and preferred stocks--that we can convert into the company's common stock or some other equity security. Generally, we consider selling a security when it has increased in value to the point where it is no longer undervalued in the opinion of the investment adviser.
    Our investment in debt securities, including corporate and government bonds, is limited to those rated investment-grade by a major rating service (such as BBB or above by Standard & Poor's Ratings Services (S&P) or Baa or above by Moody's Investors Service Inc. (Moody's)) or, if not rated, to those we believe are of comparable quality. Obligations rated below BBB by S&P or Baa by Moody's have speculative characteristics. If the rating of a bond is downgraded after the Fund purchases it (or if the bond is no longer rated), we will not have to sell the bond, but we will take this into consideration in deciding whether the Fund should continue to hold the bond.

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OUR TOTAL RETURN STRATEGY
WE LOOK FOR STOCKS OF COMPANIES THAT WE BELIEVE WILL PRODUCE BOTH ABOVE- AVERAGE EARNINGS AND DIVIDEND GROWTH OVER THE LONG TERM. WE ALSO TRY TO DIVERSIFY WITHIN THE UTILITY INDUSTRY TO TAKE ADVANTAGE OF OPPORTUNITIES THAT HAVE ARISEN FROM DEREGULATION.
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HOW THE FUND INVESTS
------------------------------------------------

FOREIGN SECURITIES
We may invest up to 20% of the Fund's investable assets in FOREIGN SECURITIES, including money market instruments and other investment-grade fixed-income securities, stocks and other equity-related securities. For purposes of the 20% limit, we do not consider ADRs, ADSs and other similar receipts or shares traded in U.S. markets to be foreign securities.

    For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
    The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investments and strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

NON-UTILITY INVESTMENTS
The Fund may invest in securities of issuers not in the utility industry. These include stocks and fixed-income obligations, like corporate and government bonds and money market instruments.

SHORT SALES
The Fund may make SHORT SALES of a security. This means that the Fund may sell a security that it does not own, which it may do, for example, when the investment adviser thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Fund must pay the lender any dividends or interest that accrues on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund also may make SHORT SALES "AGAINST THE BOX." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity
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8  PRUDENTIAL UTILITY FUND                       [TELEPHONE ICON] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

for capital appreciation in the security. Up to 10% of the Fund's total assets may be subject to short sales.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in MONEY MARKET INSTRUMENTS or short-term municipal obligations. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets when the equity markets are unstable.

REPURCHASE AGREEMENTS
The Fund also may use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

DERIVATIVE STRATEGIES
We may use various derivative strategies to try to improve the Fund's returns. We may use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.

OPTIONS. The Fund may purchase and sell put and call options on equity securities, stock indexes and foreign currencies traded on U.S. or foreign securities exchanges, on Nasdaq or in the over-the-counter market. An OPTION is the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options.
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HOW THE FUND INVESTS
------------------------------------------------

FUTURES CONTRACTS AND RELATED OPTIONS
FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may purchase and sell stock and bond index futures contracts and related options on stock and bond index futures. The Fund also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset at a future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.
    For more information about these strategies, see the SAI, "Description of the Funds, Their Investments and Risks--Risk Management and Return Enhancement Strategies."

ADDITIONAL STRATEGIES
The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 33 1/3% of the value of its total assets); LENDS ITS SECURITIES to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, and cannot be changed without shareholder approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.
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10  PRUDENTIAL UTILITY FUND                      [TELEPHONE ICON] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

INVESTMENT RISKS
As noted previously, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies the Fund may make. The investment types are listed in the order in which they normally will be used by the portfolio managers. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of investable assets. For more information, see "Description of the Funds, Their Investments and Risks" in the SAI.

  INVESTMENT TYPE

% OF FUND'S ASSETS                        RISKS                          POTENTIAL REWARDS
--------------------------------------------------------------------------------------------------
  SECURITIES OF UTILITY COMPANIES         -- Inflationary and other      -- Potential for both
                                              cost increases in              current income and
  AT LEAST 80%                                fuel and                       capital appreciation
                                              other operating            -- Utilities are
                                              expenses                        regulated by the
                                          -- Utilities' earnings             government so
                                              growth may be slower           earnings tend to be
                                              than broad market              more consistent and
                                              indexes.                       less susceptible to
                                          -- Deregulation of                 economic cycles
                                               utility companies         -- Most utility stocks
                                              may negatively affect           have higher yields
                                              their earnings                 than other sectors of
                                          -- Changes in regulatory           the market
                                              environment                -- Deregulation of
                                          -- See risks of equity-             utility companies
                                              related securities             may present
                                              and fixed-income               opportunities for
                                              obligations                    significant capital
                                                                             appreciation
--------------------------------------------------------------------------------------------------
  EQUITY-RELATED SECURITIES               -- Individual stocks           -- Historically, stocks
                                               could lose value               have outperformed
  UP TO 100%                              -- The equity markets              other investments
                                              could go down,                 over the long term
                                              resulting in a             -- Generally, economic
                                              decline in value of            growth means higher
                                              the Fund's                     corporate profits,
                                              investments                    which lead to an
                                          -- Companies that pay              increase in stock
                                              dividends may not do           prices, known as
                                              so if they don't have          capital appreciation
                                              profits or adequate        -- May be a source of
                                              cash flow                      dividend income
                                          -- Changes in economic or
                                              political conditions,
                                              both domestic and
                                              international, may
                                              result in a decline
                                              in value of the
                                              Fund's investments
--------------------------------------------------------------------------------------------------

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HOW THE FUND INVESTS
------------------------------------------------

  INVESTMENT TYPE (CONT'D)

% OF FUND'S ASSETS                        RISKS                          POTENTIAL REWARDS
--------------------------------------------------------------------------------------------------
  FIXED-INCOME OBLIGATIONS                -- The Fund's holdings,        -- Bonds have generally
                                              share price, yield             outperformed money
  UP TO 100%; USUALLY LESS THAN 15%           and total return may           market instruments
                                              fluctuate in response          over the long term,
                                              to bond market                 with less risk than
                                              movements                      stocks
                                          -- Credit risk--the risk       -- Most bonds will rise
                                              that the default of             in value when
                                              an issuer would leave          interest rates fall
                                              the Fund with unpaid       -- Regular interest
                                              interest or                     income
                                              principal. The lower       -- Investment-grade bonds
                                              a bond's quality, the          have a lower risk of
                                              higher its potential           default than junk
                                              volatility                     bonds
                                          -- Market risk--the risk       -- High-quality debt
                                              that the market value          obligations generally
                                              of an investment may           are more secure than
                                              move up or down,               stocks since
                                              sometimes rapidly or           companies must pay
                                              unpredictably. Market          their debts before
                                              risk may affect an             they pay dividends
                                              industry, a sector or      -- Principal and interest
                                              the market as a whole           on government
                                          -- Interest rate                   securities may be
                                               risk--the risk that           guaranteed by the
                                              the value of most              issuing government
                                              bonds will fall when
                                              interest rates rise.
                                              The longer a bond's
                                              maturity and the
                                              lower its credit
                                              quality, the more its
                                              value typically
                                              falls. It can lead to
                                              price volatility
--------------------------------------------------------------------------------------------------
  FOREIGN SECURITIES                      -- Foreign markets,            -- Investors can
                                              economies and                   participate in the
  UP TO 20%; USUALLY LESS THAN 15%            political systems may          growth of foreign
                                              not be as stable as            markets through the
                                              those in the U.S.              Fund's investment in
                                          -- Currency risk--                 companies operating
                                              changing values of             in those markets
                                              foreign currencies         -- May profit from
                                              can cause losses               changing values of
                                          -- May be less liquid              foreign currencies
                                               than U.S. stocks and      -- Opportunities for
                                              bonds                          diversification
                                          -- Differences in foreign
                                              laws, accounting
                                              standards, public
                                              information, custody
                                              and settlement
                                              practices may result
                                              in less reliable
                                              information on
                                              foreign investments
                                              and more risk
--------------------------------------------------------------------------------------------------

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12  PRUDENTIAL UTILITY FUND                      [TELEPHONE ICON] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

  INVESTMENT TYPE (CONT'D)

% OF FUND'S ASSETS                        RISKS                          POTENTIAL REWARDS
--------------------------------------------------------------------------------------------------
  DERIVATIVES                             -- The value of                -- The Fund could make
                                               derivatives (such as          money and protect
  UP TO 10% OF TOTAL ASSETS                   futures and options)           against losses if the
                                              that are used to               investment analysis
                                              hedge a portfolio              proves correct
                                              security is generally      -- Derivatives that
                                              determined                      involve leverage
                                              independently from             could generate
                                              that security and              substantial gains at
                                              could result in a              low cost
                                              loss to the Fund when      -- One way to manage the
                                              the price movement of          Fund's risk/return
                                              the derivative does            balance is by locking
                                              not correlate with a           in the value of an
                                              change in the value            investment ahead of
                                              of the portfolio               time
                                              security                   -- Hedges that correlate
                                          -- Derivatives may not             well with an
                                              have the intended              underlying position
                                              effects and may                can reduce or
                                              result in losses or            eliminate investment
                                              missed opportunities           income or capital
                                          -- The other party to a            gains at low cost
                                              derivatives contract
                                              could default
                                          -- Derivatives can
                                               increase share price
                                              volatility and those
                                              that involve leverage
                                              could magnify losses
                                          -- Certain types of
                                              derivatives involve
                                              costs to the Fund
                                              that can reduce
                                              returns
--------------------------------------------------------------------------------------------------
  ILLIQUID SECURITIES                     -- May be difficult to         -- May offer a more
                                              value precisely                attractive yield or
  UP TO 15% OF NET ASSETS                 -- May be difficult to             potential for growth
                                               sell at the time or           than more widely
                                              price desired                  traded securities
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

  INVESTMENT TYPE (CONT'D)

% OF FUND'S ASSETS                        RISKS                          POTENTIAL REWARDS
--------------------------------------------------------------------------------------------------
  SHORT SALES                             -- May magnify underlying      -- May magnify underlying
                                              investment losses              investment gains
  UP TO 10% OF TOTAL ASSETS               -- Investment costs may
                                              exceed potential
                                              underlying investment
                                              gains
                                          -- Short sales "against
                                               the box" give up the
                                              opportunity for
                                              capital appreciation
                                              in the security
--------------------------------------------------------------------------------------------------
  MONEY MARKET INSTRUMENTS                -- Limits potential for        -- May preserve the
                                              capital appreciation           Fund's assets
  UP TO 20% UNDER NORMAL CIRCUMSTANCES;       and achieving our
  UP TO 100% ON A TEMPORARY BASIS             objective
                                          -- Some credit risk--the
                                              risk that the default
                                              of an issuer would
                                              leave the Fund with
                                              unpaid interest or
                                              principal. The lower
                                              a bond's quality, the
                                              higher its potential
                                              volatility
                                          -- Some market risk--the
                                              risk that the market
                                              value of an
                                              investment may move
                                              up or down, sometimes
                                              rapidly or
                                              unpredictably. Market
                                              risk may affect an
                                              industry, a sector,
                                              or the market as a
                                              whole
--------------------------------------------------------------------------------------------------

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14  PRUDENTIAL UTILITY FUND                      [TELEPHONE ICON] (800) 225-1852

HOW THE FUND IS MANAGED
-------------------------------------

BOARD OF DIRECTORS
The Company's Board oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

    Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Fund's investment adviser. For the fiscal year ended
November 30, 2002, the Fund paid PI management fees of .75% of the Fund's average net assets.
    PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $84.4 billion.
    Subject to the supervision of the Board of the Company, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment adviser.
    PI and the Company operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.
--------------------------------------------------------------------------------

HOW THE FUND IS MANAGED
------------------------------------------------

INVESTMENT ADVISER
Jennison Associates LLC (Jennison) is the Fund's investment adviser. Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of December 31, 2002, Jennison had approximately $48 billion in assets under management. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990.

PORTFOLIO MANAGERS
David A. Kiefer, CFA and Shaun Hong, CFA are the portfolio managers of the Fund.
    DAVID KIEFER, a Senior Vice President of Jennison, has managed the Fund since 1994. He joined Prudential in 1986 and was previously a Managing Director of Prudential Investment Management, Inc. (PIM). Mr. Kiefer holds a B.S. from Princeton University and an M.B.A. from Harvard Business School.
    SHAUN HONG, a Vice President of Jennison, has co-managed the Fund since September 2000. Previously, he was a Vice President and equity research analyst of PIM. Prior to joining Prudential in 1999, Mr. Hong was employed as an analyst at Equinox Capital Management following the utility, consumer products, commodities and technology sectors from 1994-1999. Mr. Hong earned a B.S. from Carnegie Mellon University. He is a member of The New York Society of Security Analysts, Inc.

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the Plans) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act). Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables. Because these fees are paid from each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
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16  PRUDENTIAL UTILITY FUND                      [TELEPHONE ICON] (800) 225-1852

FUND DISTRIBUTIONS AND TAX ISSUES
-------------------------------------

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and realized net CAPITAL GAINS, if any, to shareholders. These distributions are subject to income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.
    Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit unless you hold your shares in a qualified or tax-deferred plan or account.
    The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund distributes DIVIDENDS of any net investment income to shareholders--typically once a quarter. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income whether or not they are reinvested in the Fund.
    The Fund also distributes any realized net CAPITAL GAINS to shareholders--typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains generally are taxed at rates of up to 20% but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 38.6%. Different rates apply to corporate shareholders.
    For your convenience, Fund distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a
--------------------------------------------------------------------------------

FUND DISTRIBUTIONS AND TAX ISSUES
------------------------------------------------

broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see subsection "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.
    Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders generally are eligible for the 70% dividends-received deduction for certain dividends paid by the Fund.

WITHHOLDING TAXES
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 30%, but declining to 28% by 2006) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well,
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18  PRUDENTIAL UTILITY FUND                      [TELEPHONE ICON] (800) 225-1852

FUND DISTRIBUTIONS AND TAX ISSUES
------------------------------------------------

since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

 [CHART]
                          ===> + $  CAPITAL GAIN
                                    (taxes owed)
 $
 RECEIPTS                           OR
 FROM SALE
                          ===> - $    CAPITAL LOSS
                                    (offset against gain)

    If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.
--------------------------------------------------------------------------------

FUND DISTRIBUTIONS AND TAX ISSUES
------------------------------------------------

    Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
    Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event." This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see subsection "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.
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20  PRUDENTIAL UTILITY FUND                      [TELEPHONE ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

    You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.
    Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, shareholders that purchase less than
$1 million of Class A shares pay the initial sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. Investors who purchase $1 million or more of
Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge (waived when Class C shares are purchased through certain unaffiliated brokers) and a 1% CDSC
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
    When choosing a share class, you should consider the following:

     --    The amount of your investment,

     -- The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges,

     --    The different sales charges that apply to each share class--
           Class A's front-end sales charge (or CDSC in certain circumstances) vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC,

     --    Whether you qualify for any reduction or waiver of sales charges,

     -- The fact that if you are purchasing Class B shares in an amount of $100,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances,

     -- The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase, and

     --    Whether you qualify to purchase Class Z shares.

    See "How to Sell Your Shares" for a description of the impact of CDSCs.
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22  PRUDENTIAL UTILITY FUND                      [TELEPHONE ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

SHARE CLASS COMPARISON. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

                                   CLASS A           CLASS B          CLASS C         CLASS Z
 Minimum purchase amount(1)     $1,000          $1,000             $2,500          None
 Minimum amount for subsequent  $100            $100               $100            None
   purchases(1)
 Maximum initial sales charge   5% of the       None               1% of the       None
                                public                             public
                                offering price                     offering
                                                                   price(2)
 Contingent Deferred Sales      1%(4)           If sold during:    1% on sales     None
   Charge (CDSC)(3)                             Year 1    5%       made within
                                                Year 2    4%       18 months of
                                                Year 3    3%       purchase
                                                Year 4    2%
                                                Years 5/6  1%
                                                Year 7    0%
 Annual distribution and        .30 of 1%       1%                 1%              None
   service (12b-1) fees shown   (.25 of 1%
   as a percentage of average   currently)
   net assets(5)

(1) THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE STEP 4: "ADDITIONAL SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN."
(2) 1.01% OF THE NET AMOUNT INVESTED. INVESTORS WHO PURCHASE CLASS C SHARES THROUGH CERTAIN UNAFFILIATED BROKER-DEALERS MAY PURCHASE CLASS C SHARES WITHOUT PAYING THE 1% INITIAL SALES CHARGE.
(3) FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "HOW TO SELL YOUR SHARES--CONTINGENT DEFERRED SALES CHARGE (CDSC)."
(4) INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES AND SELL THESE SHARES WITHIN 12 MONTHS OF PURCHASE ARE SUBJECT TO A 1% CDSC. THIS CHARGE IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS OTHER THAN THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL.
(5) THESE DISTRIBUTION AND SERVICE FEES ARE PAID FROM THE FUND'S ASSETS ON A CONTINUOUS BASIS. THE SERVICE FEE FOR CLASS A, CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING THE .25 OF 1% SERVICE FEE) AND IS .75 OF 1% FOR CLASS B AND CLASS C SHARES. FOR THE FISCAL YEAR ENDING 11-30-03, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

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HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                                     SALES CHARGE AS % OF  SALES CHARGE AS % OF    DEALER
        AMOUNT OF PURCHASE              OFFERING PRICE       AMOUNT INVESTED     REALLOWANCE
 Less than $25,000                                  5.00%                 5.26%        4.75%
 $25,000 to $49,999                                 4.50%                 4.71%        4.25%
 $50,000 to $99,999                                 4.00%                 4.17%        3.75%
 $100,000 to $249,999                               3.25%                 3.36%        3.00%
 $250,000 to $499,999                               2.50%                 2.56%        2.40%
 $500,000 to $999,999                               2.00%                 2.04%        1.90%
 $1 million and above*                               None                  None         None

* IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES. IF YOU PURCHASE $1 MILLION OR MORE OF CLASS A SHARES, YOU WILL BE SUBJECT TO A 1% CDSC FOR SHARES REDEEMED WITHIN 12 MONTHS OF PURCHASE. THIS CHARGE IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS OTHER THAN THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL.

    To satisfy the purchase amounts above, you can:

     --    Invest with an eligible group of investors who are related to you,

     -- Buy Class A shares of two or more Prudential mutual funds at the same time,

     -- Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the current value of Prudential mutual fund shares you already own,
           (2) the value of money market shares you have received for shares of other Prudential mutual funds exchanged in an exchange transaction, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation), or
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24  PRUDENTIAL UTILITY FUND                      [TELEPHONE ICON] (800) 225-1852

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     -- Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

    The Distributor may reallow Class A's sales charge to dealers.

BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
     -- Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, Prudential mutual funds, the investment advisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI,
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"Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.

INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:
     --    Purchase your shares through an account at Prudential Securities,
     -- Purchase your shares through a COMMAND Account or an Investor Account with Pruco Securities Corporation, or
     --    Purchase your shares through another broker.

    This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.

OTHER. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.

QUALIFYING FOR CLASS Z SHARES
BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs
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26  PRUDENTIAL UTILITY FUND                      [TELEPHONE ICON] (800) 225-1852

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sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
     -- Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares can be purchased by any of the following:
     -- Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,
     -- Current and former Directors/Trustees of the Prudential mutual funds (including the Company), and
     --    Prudential, with an investment of $10 million or more.

    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments from its own resources to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with
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reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
    Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, to the extent the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.
    When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100).
    The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Company's Board. The Fund also may use

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MUTUAL FUND SHARES
THE NAV OF MUTUAL FUND SHARES CHANGES EVERY DAY BECAUSE THE VALUE OF A FUND'S PORTFOLIO CHANGES CONSTANTLY. FOR EXAMPLE, IF FUND XYZ HOLDS ACME CORP. STOCK IN ITS PORTFOLIO AND THE PRICE OF ACME STOCK GOES UP, WHILE THE VALUE OF THE FUND'S OTHER HOLDINGS REMAINS THE SAME AND EXPENSES DON'T CHANGE, THE NAV OF FUND XYZ WILL INCREASE.
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28  PRUDENTIAL UTILITY FUND                      [TELEPHONE ICON] (800) 225-1852

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fair value pricing if it determines that the market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. The Fund may determine to use fair value pricing after the NAV publishing deadline, but before capital shares are processed; in these instances, the NAV you receive may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by the Fund as of the close of the security's primary market.
    We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.
    Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the price of those funds daily.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
    For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and
Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.
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    Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs,
403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.
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30  PRUDENTIAL UTILITY FUND                      [TELEPHONE ICON] (800) 225-1852

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SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.
    When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable
CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell
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order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."
    If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

     -- Amounts representing shares you purchased with reinvested dividends and distributions,

     -- Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares, and
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     -- Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares).

    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
    As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For
Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS A SHARES
The Class A CDSC is waived for all Class A investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase, other than those who purchase their shares from certain broker-dealers that are not affiliated with Prudential. The Class A CDSC does not apply to investors that purchase less than $1 million of Class A shares.
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WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

     -- After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

     -- To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

     --    On certain sales effected through a Systematic Withdrawal Plan.

    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
BENEFIT PLANS. The CDSC will be waived for purchases by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale
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does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange
Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.
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    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101

    There is no sales charge for such exchanges. However, if you exchange--and then sell--Class A shares within 12 months of your original purchase (only in certain circumstances), Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.
    Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
    If you own Class B or Class C shares and qualify to purchase Class A shares of any Prudential mutual fund without paying an initial sales charge, we will exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares unless you elect otherwise. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. You must notify the Transfer Agent that you are eligible for this special exchange privilege. Please note that this special exchange privilege will be discontinued effective June 16, 2003. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to
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manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS OR EXCHANGES
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see section entitled "How to Sell Your Shares--Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before
4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.
    The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
    In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
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    The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.
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38  PRUDENTIAL UTILITY FUND                      [TELEPHONE ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
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The financial highlights below are intended to help you evaluate the Fund's financial performance for the past five fiscal years. The TOTAL RETURN in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
    A copy of the Fund's annual report, along with the Fund's audited financial statements and independent accountants' report, is available, upon request, at no charge, as described on the back cover of this prospectus.

CLASS A SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 CLASS A SHARES (FISCAL PERIODS ENDED 11-30(A))

PER SHARE OPERATING
PERFORMANCE(C)                      2002(G)          2001              2000           1999           1998           1997
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                 $9.46          $13.74           $11.02         $12.06         $12.33         $10.88
 INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
 Net investment income                     .17             .20              .29            .27            .30            .34
 Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                           (2.42)          (1.92)            2.85            .14            .69           2.53
 TOTAL FROM INVESTMENT
  OPERATIONS                             (2.25)          (1.72)            3.14            .41            .99           2.87
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                  (.17)           (.23)            (.21)          (.27)          (.32)          (.32)
 Distributions in excess of
  net investment income                     --              --               --           (.03)            --             --
 Distributions from net
  realized gains                          (.02)          (2.33)            (.21)         (1.15)          (.94)         (1.10)
 TOTAL DISTRIBUTIONS                      (.19)          (2.56)            (.42)         (1.45)         (1.26)         (1.42)
 NET ASSET VALUE, END OF
  PERIOD                                 $7.02           $9.46           $13.74         $11.02         $12.06         $12.33
 TOTAL RETURN(B)                      (23.99)%        (15.24)%           28.85%          3.64%          7.98%         27.77%
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RATIOS/SUPPLEMENTAL DATA            2002(G)          2001             2000           1999           1998           1997
 NET ASSETS, END OF PERIOD
  (000,000)                             $1,924         $2,978           $3,348         $2,440         $2,741         $2,583
 AVERAGE NET ASSETS (000,000)           $2,428         $3,518           $3,011         $2,691         $2,652         $2,207
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including
  distribution and service
  (12b-1) fees(D)                         .87%           .80%             .79%           .78%(E)         .78%          .82%
 Expenses, excluding
  distribution and service
  (12b-1) fees                            .62%           .55%             .54%           .53%(E)         .53%          .57%
 Net investment income                   2.03%          1.69%            2.30%          2.45%(E)        2.43%         2.95%
 FOR CLASS A, B, C AND Z
  SHARES:
 Portfolio turnover rate                   52%            40%              31%            19%(F)          17%           15%
---------------------------------------------------------------------------------------------------------------------------

(a) PRIOR TO 1999, THE FUND'S FISCAL YEAR END WAS DECEMBER 31. INFORMATION FOR 1999 IS FOR THE 11 MONTHS ENDED NOVEMBER 30.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

(b) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN A FULL YEAR ARE NOT ANNUALIZED.
(c)  CALCULATED BASED UPON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE
     PERIOD.
(d) THE DISTRIBUTOR OF THE FUND CONTRACTUALLY AGREED TO LIMIT ITS DISTRIBUTION AND SERVICE (12b-1) FEES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.
(e)  ANNUALIZED.
(f)  NOT ANNUALIZED.
(g) EFFECTIVE DECEMBER 1, 2001, THE PRUDENTIAL UTILITY FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED NOVEMBER 30, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) PER SHARE BY LESS THAN $.005. THERE WAS NO EFFECT ON THE RATIO OF NET INVESTMENT INCOME. PER SHARE AMOUNTS AND RATIOS FOR THE PERIODS ENDED PRIOR TO NOVEMBER 30, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

-------------------------------------------------------------------
40  PRUDENTIAL UTILITY FUND                      [TELEPHONE ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS B SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 CLASS B SHARES (FISCAL PERIODS ENDED 11-30(A))

PER SHARE OPERATING
PERFORMANCE(C)                           2002(E)          2001            2000             1999           1998           1997
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                      $9.44          $13.71         $11.02           $12.05         $12.32         $10.88
 INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
 Net investment income                          .10             .11            .21              .19            .21            .25
 Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                       (2.40)          (1.91)          2.83              .13            .69           2.53
 TOTAL FROM INVESTMENT OPERATIONS             (2.30)          (1.80)          3.04              .32            .90           2.78
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                       (.10)           (.14)          (.14)            (.19)          (.23)          (.24)
 Distributions in excess of net
  investment income                              --              --             --             (.01)            --             --
 Distributions from net realized
  gains                                        (.02)          (2.33)          (.21)           (1.15)          (.94)         (1.10)
 TOTAL DISTRIBUTIONS                           (.12)          (2.47)          (.35)           (1.35)         (1.17)         (1.34)
 NET ASSET VALUE, END OF PERIOD               $7.02           $9.44         $13.71           $11.02         $12.05         $12.32
 TOTAL RETURN(B)                           (24.44)%        (15.89)%         27.81%            2.98%          7.18%         26.80%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                 2002(E)          2001            2000             1999           1998           1997
 NET ASSETS, END OF PERIOD
  (000,000)                                    $294            $523           $917           $1,306         $1,990         $2,132
 AVERAGE NET ASSETS (000,000)                  $402            $687         $1,123           $1,691         $2,120         $2,059
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees                    1.62%           1.55%          1.54%            1.53%(D)        1.53%         1.57%
 Expenses, excluding distribution
  and service (12b-1) fees                     .62%            .55%           .54%             .53%(D)         .53%          .57%
 Net investment income                        1.27%            .95%          1.63%            1.71%(D)        1.67%         2.20%
---------------------------------------------------------------------------------------------------------------------------------

(a) PRIOR TO 1999, THE FUND'S FISCAL YEAR END WAS DECEMBER 31. INFORMATION FOR 1999 IS FOR THE 11 MONTHS ENDED NOVEMBER 30.
(b) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN A FULL YEAR ARE NOT ANNUALIZED.
(c)  CALCULATED BASED UPON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE
     PERIOD.
(d)  ANNUALIZED.
(e) EFFECTIVE DECEMBER 1, 2001, THE PRUDENTIAL UTILITY FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED NOVEMBER 30, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) PER SHARE BY LESS THAN $.005. THERE WAS NO EFFECT ON THE RATIO OF NET INVESTMENT INCOME. PER SHARE AMOUNTS AND RATIOS FOR THE PERIODS ENDED PRIOR TO NOVEMBER 30, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS C SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 CLASS C SHARES (FISCAL PERIODS ENDED 11-30(A))

PER SHARE OPERATING
PERFORMANCE(C)                         2002(E)          2001            2000              1999           1998           1997
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                    $9.44          $13.71          $11.02           $12.05         $12.32          $10.88
 INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
 Net investment income                        .11             .11             .19              .19            .21             .25
 Net realized and unrealized
  gains (losses) on investment
  and foreign currency
  transactions                              (2.41)          (1.91)           2.85              .13            .69            2.53
 TOTAL FROM INVESTMENT OPERATIONS           (2.30)          (1.80)           3.04              .32            .90            2.78
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                     (.10)           (.14)           (.14)            (.19)          (.23)           (.24)
 Distributions in excess of net
  investment income                            --              --              --             (.01)            --              --
 Distributions from net realized
  gains                                      (.02)          (2.33)           (.21)           (1.15)          (.94)          (1.10)
 TOTAL DISTRIBUTIONS                         (.12)          (2.47)           (.35)           (1.35)         (1.17)          (1.34)
 NET ASSET VALUE, END OF PERIOD             $7.02           $9.44          $13.71           $11.02         $12.05          $12.32
 TOTAL RETURN(B)                         (24.44)%        (15.89)%          27.81%            2.98%          7.18%          26.80%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                2002(E)          2001            2000              1999           1998           1997
 NET ASSETS, END OF PERIOD (000)           $31,675         $48,344         $35,725          $20,550        $27,072        $13,490
 AVERAGE NET ASSETS (000)                  $40,759         $46,369         $24,061          $24,448        $20,309         $9,424
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees                   1.62%           1.55%           1.54%            1.53%(D)        1.53%         1.57%
 Expenses, excluding distribution
  and service (12b-1) fees                    .62%            .55%            .54%             .53%(D)         .53%          .57%
 Net investment income                       1.29%            .97%           1.54%            1.71%(D)        1.71%         2.20%
---------------------------------------------------------------------------------------------------------------------------------

(a) PRIOR TO 1999, THE FUND'S FISCAL YEAR END WAS DECEMBER 31. INFORMATION FOR 1999 IS FOR THE 11 MONTHS ENDED NOVEMBER 30.
(b) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN A FULL YEAR ARE NOT ANNUALIZED.
(c)  CALCULATED BASED UPON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE
     PERIOD.
(d)  ANNUALIZED.
(e) EFFECTIVE DECEMBER 1, 2001, THE PRUDENTIAL UTILITY FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED NOVEMBER 30, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) PER SHARE BY LESS THAN $.005. THERE WAS NO EFFECT ON THE RATIO OF NET INVESTMENT INCOME. PER SHARE AMOUNTS AND RATIOS FOR THE PERIODS ENDED PRIOR TO NOVEMBER 30, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

-------------------------------------------------------------------
42  PRUDENTIAL UTILITY FUND                      [TELEPHONE ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS Z SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 CLASS Z SHARES (FISCAL PERIODS ENDED 11-30(A))

PER SHARE OPERATING
PERFORMANCE(C)                           2002(E)          2001            2000             1999           1998           1997
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                      $9.47          $13.76         $11.02           $12.07         $12.34         $10.88
 INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
 Net investment income                          .19             .23            .31              .30            .34            .36
 Net realized and unrealized gains
  (losses) on investment and
  foreign currency transactions               (2.42)          (1.93)          2.87              .13            .69           2.54
 TOTAL FROM INVESTMENT OPERATIONS             (2.23)          (1.70)          3.18              .43           1.03           2.90
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                       (.19)           (.26)          (.23)            (.30)          (.36)          (.34)
 Distributions in excess of net
  investment income                              --              --             --             (.03)            --             --
 Distributions from net realized
  gains                                        (.02)          (2.33)          (.21)           (1.15)          (.94)         (1.10)
 TOTAL DISTRIBUTIONS                           (.21)          (2.59)          (.44)           (1.48)         (1.30)         (1.44)
 NET ASSET VALUE, END OF PERIOD               $7.03           $9.47         $13.76           $11.02         $12.07         $12.34
 TOTAL RETURN(B)                           (23.76)%        (15.06)%         29.13%            3.91%          8.24%         28.15%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                 2002(E)          2001            2000             1999           1998           1997
 NET ASSETS, END OF PERIOD (000)            $41,582         $63,867        $66,422          $35,201        $46,642        $41,904
 AVERAGE NET ASSETS (000)                   $52,230         $69,628        $48,486          $42,002        $46,093        $35,994
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees                     .62%            .55%           .54%             .53%(D)         .53%          .57%
 Expenses, excluding distribution
  and service (12b-1) fees                     .62%            .55%           .54%             .53%(D)         .53%          .57%
 Net investment income                        2.28%           1.95%          2.51%            2.70%(D)        2.68%         3.20%
---------------------------------------------------------------------------------------------------------------------------------

(a) PRIOR TO 1999, THE FUND'S FISCAL YEAR END WAS DECEMBER 31. INFORMATION FOR 1999 IS FOR THE 11 MONTHS ENDED NOVEMBER 30.
(b) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN A FULL YEAR ARE NOT ANNUALIZED.
(c)  CALCULATED BASED UPON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE
     PERIOD.
(d)  ANNUALIZED.
(e) EFFECTIVE DECEMBER 1, 2001, THE PRUDENTIAL UTILITY FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED NOVEMBER 30, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) PER SHARE BY LESS THAN $.005. THERE WAS NO EFFECT ON THE RATIO OF NET INVESTMENT INCOME. PER SHARE AMOUNTS AND RATIOS FOR THE PERIODS ENDED PRIOR TO NOVEMBER 30, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
-------------------------------------------------------------

STOCK FUNDS
LARGE CAPITALIZATION STOCK FUNDS
PRUDENTIAL 20/20 FOCUS FUND
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL STOCK INDEX FUND
PRUDENTIAL TAX-MANAGED FUNDS
  PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL VALUE FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL JENNISON GROWTH FUND
SMALL-TO-MID-CAPITALIZATION STOCK
  FUNDS
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND
PRUDENTIAL SMALL COMPANY FUND, INC.
PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.
PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND
SECTOR STOCK FUNDS
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND

GLOBAL/INTERNATIONAL STOCK FUNDS
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  PRUDENTIAL GLOBAL GROWTH FUND
  PRUDENTIAL INTERNATIONAL VALUE FUND
  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND
BALANCED/ALLOCATION FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND
BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.
  INCOME PORTFOLIO
PRUDENTIAL TOTAL RETURN BOND FUND, INC.
MUNICIPAL BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

-------------------------------------------------------------------
44  PRUDENTIAL UTILITY FUND                      [TELEPHONE ICON] (800) 225-1852

GLOBAL/INTERNATIONAL BOND FUND
PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.
MUNICIPAL MONEY MARKET FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES
TAX-FREE MONEY MARKET FUNDS
COMMAND TAX-FREE FUND
PRUDENTIAL TAX-FREE MONEY FUND, INC.
OTHER MONEY MARKET FUNDS
COMMAND GOVERNMENT FUND
COMMAND MONEY FUND
SPECIAL MONEY MARKET FUND, INC.*
  MONEY MARKET SERIES

STRATEGIC PARTNERS
MUTUAL FUNDS**
-----------------------------
STRATEGIC PARTNERS ASSET ALLOCATION FUNDS
  STRATEGIC PARTNERS CONSERVATIVE GROWTH FUND
  STRATEGIC PARTNERS MODERATE GROWTH FUND
  STRATEGIC PARTNERS HIGH GROWTH FUND
STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
  STRATEGIC PARTNERS LARGE CAPITALIZATION GROWTH FUND
  STRATEGIC PARTNERS LARGE CAPITALIZATION VALUE FUND
  STRATEGIC PARTNERS SMALL CAPITALIZATION GROWTH FUND
  STRATEGIC PARTNERS SMALL CAPITALIZATION VALUE FUND
  STRATEGIC PARTNERS INTERNATIONAL EQUITY FUND
  STRATEGIC PARTNERS TOTAL RETURN BOND FUND
STRATEGIC PARTNERS OPPORTUNITY FUNDS
  STRATEGIC PARTNERS FOCUSED GROWTH FUND
  STRATEGIC PARTNERS NEW ERA GROWTH FUND
  STRATEGIC PARTNERS FOCUSED VALUE FUND
  STRATEGIC PARTNERS MID-CAP VALUE FUND
SPECIAL MONEY MARKET FUND, INC.*
  MONEY MARKET SERIES

 *This fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with the Prudential mutual funds.

--------------------------------------------------------------------------------

FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact:
Prudential Investment Management
Services LLC
P.O. Box 8310
Philadelphia, PA 19101
(800) 778-8769

Visit Prudential's website at:
www.prudential.com

Additional information about the Fund
can be obtained without charge and can
be found in the following documents:
STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)
ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)
SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST
publicinfo@sec.gov
 (The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in
Washington, DC
 (For hours of operation, call
 1-202-942-8090)

VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov

Fund Symbols                              Nasdaq  CUSIP
                                          ------  -----
Class A                                   PRUAX   74437K814
Class B                                   PRUTX   74437K822
Class C                                   PCUFX   74437K830
Class Z                                   PRUZX   74437K848

                          PRUDENTIAL SECTOR FUNDS, INC.
                       STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 29, 2003

Prudential Sector Funds, Inc. (the Company) is an open-end, management investment company presently consisting of the following four series: Prudential Financial Services Fund, Prudential Health Sciences Fund, Prudential Technology Fund and Prudential Utility Fund (each a Fund and, collectively, the Funds). Each of the Funds is a non-diversified series that focuses its investments on companies in a particular group of industries (a sector).

THE INVESTMENT OBJECTIVE OF PRUDENTIAL FINANCIAL SERVICES FUND IS LONG-TERM CAPITAL APPRECIATION. The Fund seeks to achieve its objective by investing primarily in equity-related securities of U.S. companies in the banking and financial services group of industries. Under normal circumstances, the Fund intends to invest at least 80% of its investable assets in such securities.

THE INVESTMENT OBJECTIVE OF PRUDENTIAL HEALTH SCIENCES FUND IS LONG-TERM CAPITAL APPRECIATION. The Fund seeks to achieve its objective by investing primarily in equity-related securities of U.S. companies engaged in the drug, health care, medicine, medical device and biotechnology group of industries. Under normal circumstances, the Fund intends to invest at least 80% of its investable assets in such securities.

THE INVESTMENT OBJECTIVE OF PRUDENTIAL TECHNOLOGY FUND IS LONG-TERM CAPITAL APPRECIATION. The Fund seeks to achieve its objective by investing primarily in equity-related securities of U.S. companies that its investment adviser expects will derive, or that already derive, a substantial portion of their sales from products or services in technology and technology-related activities. Under normal circumstances, the Fund intends to invest at least 80% of its investable assets in such securities.

THE INVESTMENT OBJECTIVE OF PRUDENTIAL UTILITY FUND IS TOTAL RETURN THROUGH A COMBINATION OF CAPITAL APPRECIATION AND CURRENT INCOME. The Fund seeks to achieve its objective through investment in equity-related and investment-grade debt securities of utility companies, which include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. Under normal circumstances, the Fund intends to invest at least 80% of its investable assets in such securities. It is anticipated that the Fund will invest primarily in common stocks of utility companies that its investment adviser believes have the potential for total return; however, the Fund may invest primarily in preferred stocks and debt securities of utility companies when it appears that the Fund will be better able to achieve its investment objective through investments in such securities.

There can be no assurance that a Fund's investment objective will be achieved. See "Description of the Funds, Their Investments and Risks."

The Company's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with Prudential Utility Fund's Prospectus dated January 29, 2003, and the Prospectus of Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund dated January 29, 2003 (each, a Prospectus), copies of which may be obtained at no charge from the Company upon request at the address or telephone number noted above. Each Fund's audited financial statements for the fiscal year ended November 30, 2002 are incorporated in this SAI by reference to that Fund's 2002 annual report to shareholders (File No. 811-3175). You may obtain a copy of each Fund's annual report at no charge by request to the Company at the address or telephone number noted above.

                                TABLE OF CONTENTS

                                                                           PAGE
Company History                                                             B-2
Description of the Funds, Their Investments and Risks                       B-2
Investment Restrictions                                                    B-17
Management of the Company                                                  B-20
Control Persons and Principal Holders of Securities                        B-27
Investment Advisory and Other Services                                     B-28
Brokerage Allocation and Other Practices                                   B-34
Capital Shares, Other Securities and Organization                          B-36
Purchase, Redemption and Pricing of Fund Shares                            B-37
Shareholder Investment Account                                             B-47
Net Asset Value                                                            B-51
Taxes, Dividends and Distributions                                         B-52
Performance Information                                                    B-55
Financial Statements                                                       B-59
Appendix I--General Investment Information                                  I-1
Appendix II--Historical Performance Data                                   II-1

MF188B

                                 COMPANY HISTORY

The Company was incorporated in Maryland on April 29, 1981. At a special meeting held on July 19, 1994, shareholders approved an amendment to the Company's Articles of Incorporation to change the Company's name from Prudential-Bache Utility Fund, Inc. to Prudential Utility Fund, Inc. Effective May 17, 1999, the Company's name changed from Prudential Utility Fund, Inc. to Prudential Sector Funds, Inc. in conjunction with the creation of Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, and Prudential Utility Fund became a fourth series of the Company.

              DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

CLASSIFICATION

The Company is an open-end, management investment company. Each Fund is non-diversified.

INVESTMENT STRATEGIES, POLICIES AND RISKS


Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund each have an investment objective of long-term capital appreciation. Under normal circumstances, each Fund, other than Prudential Utility Fund, intends to invest at least 80% of its net assets plus any borrowings for investment purposes (investable assets) in equity-related securities of U.S. companies within its sector. Prudential Utility Fund's investment objective is total return through a combination of capital appreciation and current income. Prudential Utility Fund intends to invest at least 80% of its investable assets in equity-related and investment-grade debt securities of utility companies. While the principal investment policies and strategies for seeking to achieve each Fund's objective are described in that Fund's Prospectus, each Fund may from time to time use the securities, instruments, principal and non-principal policies and strategies that are further described below in seeking to achieve its objective. A Fund may not be successful in achieving its objective and you could lose money.

Each Fund will concentrate its investments in the sector as described in its Prospectus.

Prudential Financial Services Fund concentrates its investments in industries comprised of the following types of companies: monetary authorities, credit institutions, securities and commodity institutions, and insurance carriers and related institutions. Companies in these industries include the following:

Major banks
Mid-sized banks
Smaller banks
Non-U.S. banks
Real estate investment trusts
Rental/leasing companies
Savings & loan associations
Finance companies
Investment banking/brokers
Investment managers
Diversified financial services
Mutual Funds
Property/casualty insurers
Multi-line insurers
Life insurance
Accident and health insurance
Specialty insurers
Insurance brokers

Prudential Health Sciences Fund concentrates its investments in the following types of health services companies: hospitals, nursing and residential care homes, health and medical insurance carriers, pharmaceutical and medicine companies, and medical equipment and supply companies. Companies in these industries include the following:

Major pharmaceuticals
Specialty pharmaceuticals (including drug delivery)
Other pharmaceuticals
Generic drug companies
Biotechnology companies
Medical devices/equipment companies
Medical specialties
Healthcare providers
Managed care
Drug/medical/dental distribution
Hospital management
Assisted living services
Medical nursing services companies
Healthcare information services companies
Other healthcare services companies (including providers of outsourcing services)
Contract research organizations

Prudential Technology Fund concentrates its investments in the following industries: computers and electronics and electronic equipment. These industries include companies that provide the following services or design, manufacture or sell the following products:

Semiconductors
Telecommunications equipment
Precision instruments
Office/plant automation
Consumer electronics/applications
Electronics distribution
Media content
Major U.S. telecommunications services
Electronic components
Military/government services
Electronic data processing (E.D.P.)
Computer communications
Internet services
Broadcasting
Other telephone/communications
Diversified electronic products
Aerospace
E.D.P. peripherals
Electronic production
Computer software
Financial publishing/services
Cable television
Cellular telephone

Prudential Utility Fund invests in utility companies, including companies in the following businesses:

Electric
Gas
Gas pipeline
Telephone
Telecommunications
Water
Cable
Airport
Seaport
Toll road

Where the focus of one Fund may overlap with that of another Fund, all Funds may invest in securities of the same issuer.

FOREIGN SECURITIES

Each Fund may invest up to 20% of its investable assets in foreign money market instruments and debt and equity securities. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are not considered foreign securities within this limitation. In many instances, foreign debt securities may provide higher yields but may be subject to greater fluctuations in price than securities of domestic issuers which have similar maturities and quality. Under certain market conditions, these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its instrumentalities or agencies.

Foreign securities involve certain risks that should be considered carefully by an investor in a Fund. These risks include exchange rate fluctuations, political, social or economic instability of the country of issue, diplomatic developments which could affect the assets of a Fund held in foreign countries, and the possible imposition of exchange controls, withholding taxes on dividends or interest payments, confiscatory taxes or expropriation. There may be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States, foreign brokerage commissions and custody fees are generally higher than those in the United States, and foreign security settlements will in some instances be subject to delays and related administrative uncertainties. A Fund will probably have greater difficulty in obtaining or enforcing a court judgment abroad than it would have doing so within the United States. Less information may be publicly available about a foreign company than about a domestic company, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. In addition, foreign securities markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies.

Investing in Prudential Utility Fund may involve additional risks because the utility companies of many major foreign countries, such as the United Kingdom, Spain and Mexico, have substantially increased investor ownership (including ownership by U.S. investors). As a result, these companies have become subject to adversarial rate-making procedures. In addition, certain foreign utilities are experiencing demand growth at rates greater than economic expansion in their countries or regions. Political conditions and instability in certain countries may also create additional risks. These factors as well as those associated with foreign issuers generally may affect the future values of foreign securities held by Prudential Utility Fund.

RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES

On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro coexisted with each member state's national currency. Since July 1, 2002, the euro has been the sole legal tender of the member states. The adoption by the member states of the euro has eliminated the substantial currency risk among member states and will likely affect the investment process and considerations of the Funds' investment advisers. To the extent a Fund holds non-U.S. dollar-denominated securities, including those denominated in euros, the Funds will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact a Fund's investments.

STRUCTURED NOTES

Prudential Health Sciences Fund may invest up to 5% of its total assets in structured notes. The values of the structured notes in which the Fund will invest are linked to equity securities or equity indices ("reference instruments"). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

FIXED-INCOME OBLIGATIONS

Prudential Financial Services Fund, Prudential Technology Fund and Prudential Utility Fund may each invest in fixed-income obligations. Prudential Health Sciences Fund may not invest in fixed-income obligations. Except where otherwise indicated, each such Fund will invest in securities rated BBB/Baa or above by Standard & Poor's Ratings Services (S&P) or Moody's Investors Service Inc. (Moody's), respectively, or in securities determined by the investment advisers to be of comparable quality.

The market value of fixed-income obligations of each Fund (except Prudential Health Sciences Fund) will be affected by general changes in interest rates, which will result in increases or decreases in the value of the obligations held by each such Fund. The market value of the obligations held by a Fund can be expected to vary inversely with changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yield than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

Ratings made available by S&P, Moody's or other major rating service are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, each investment adviser will also make its own evaluation of these securities on behalf of a Fund. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

LOWER-RATED AND UNRATED DEBT SECURITIES

Prudential Financial Services Fund and Prudential Technology Fund may invest up to 5% of their total assets in lower-rated and unrated debt securities. Non-investment-grade fixed-income securities are rated lower than Baa by Moody's or BBB by S&P (or the equivalent rating or, if not rated, determined by the investment adviser to be of comparable quality to securities so rated) and are commonly referred to as high risk or high yield securities or "junk" bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and the prices of such securities are more volatile than higher quality securities. Such securities may also have less liquidity than higher quality securities.

Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (that is, high yield or high risk) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. An investment adviser considers both credit risk and market risk in making investment decisions for a Fund.

Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value.

Lower-rated fixed-income securities present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of fixed-income securities moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by the Fund may decline proportionately more than a fund consisting of higher-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

Each Fund also may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return but not for speculation. These strategies include (1) the purchase and writing (that is, sale) of put and call options on equity securities and on stock indexes, (2) the purchase and sale of listed stock and bond index futures and options thereon and (3) the purchase and sale of options on foreign currencies and futures contracts on foreign currencies and options on such contracts. Each Fund may engage in these transactions on U.S. or foreign securities exchanges or, in the case of equity and stock index options, in the over-the-counter market (OTC). Each Fund also may purchase and sell foreign currency forward contracts. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. A Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, a Fund may use them to the extent they are consistent with its investment objective and policies.

OPTIONS ON EQUITY SECURITIES

Each Fund may purchase and write (that is, sell) put and call options on equity securities that are traded on securities exchanges, on Nasdaq (Nasdaq options) or in the over-the-counter market (OTC options).

CALL OPTIONS ON STOCK. A call option is a short-term contract that gives the purchaser, in exchange for a premium paid, the right to buy the security subject to the option at a specified exercise price at any time during the term of the option. The writer of the call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending on the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options a Fund may write.

Each Fund may write only call options which are "covered," meaning that the Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its Custodian), upon conversion or exchange of other securities currently held in its portfolio. In addition, a Fund will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to a Fund by the purchaser of the option is the "premium." A Fund's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Fund were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected.

A Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option on an exchange, a Fund is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by a Fund for writing the option.

PUT OPTIONS ON STOCK. A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. A Fund as the writer of a put option might, therefore, be obligated to purchase underlying securities for more than their current market price.

Each Fund also may purchase a "protective put," that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indexes as described below.

A Fund may purchase put options as a portfolio investment strategy when its investment adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a security that it feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security.

STOCK INDEX OPTIONS

Each Fund also may purchase and write (that is, sell) put and call options on stock indexes traded on securities exchanges, on Nasdaq or in the OTC market. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right in return for premium paid to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the index option, in return for a premium, is obligated to pay the amount of cash due upon exercise of the option. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the underlying market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

A Fund's successful use of options on indexes depends upon its investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being written against is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being written against may not be wholly offset by a gain on the exercise of a stock index put option held by a Fund. Likewise, if a stock index call option written by a Fund is exercised, the Fund may incur a loss on the transaction which is not offset, in whole or in part, by an increase in the value of the securities being written against, which securities may, depending on market circumstances, decline in value.

Except as described below, a Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, the Fund will segregate with its Custodian, or pledge to a broker as collateral for the option, any combination of cash, other liquid assets or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

If a Fund has written an option on an industry or market segment index, it will segregate with its Custodian, or pledge to a broker as collateral for the option, one or more "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a securities exchange or listed on Nasdaq against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets segregated with its Custodian, it will not be subject to the requirements described in this paragraph.

FUTURES CONTRACTS AND OPTIONS THEREON

STOCK AND BOND INDEX FUTURES. Each Fund may use listed stock and bond index futures traded on a commodities exchange or board of trade to better manage or reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Exchange Act as enforced by the Commodity Futures Trading Commission. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies.

A stock or bond index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. Unlike the cash market, where a physical commodity is being traded for immediate or spot delivery, for which a seller receives payment as soon as delivery is made, no physical delivery of the underlying stocks in the index is made. The agreement in other types of futures contracts is for deferred delivery of currency or financial instruments.

Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (1940 Act) are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a Fund's purchasing and selling futures contracts and options thereon for BONA FIDE hedging transactions, except that a Fund may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets.

A Fund will purchase and sell stock and bond index futures contracts as a hedge against changes resulting from market conditions in the values of securities that are held in the Fund's portfolio or that it intends to purchase or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund or for return enhancement. In instances involving the purchase of stock or bond index futures contracts by a Fund, an amount of cash or other liquid assets equal to the market value of the futures contracts will be segregated with the Fund's Custodian and/or in a margin account with a broker or futures commission merchant to collateralize the position and thereby insure that the use of such futures is unleveraged.

Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. Therefore, as with exchange-traded options, a clearing corporation is technically the counterparty on every futures contract and option thereon.

OPTIONS ON STOCK AND BOND INDEX FUTURES CONTRACTS. Each Fund also may purchase and write options on stock and bond index futures contracts to reduce certain risks of its investments and to attempt to enhance return. In the case of options on stock or bond index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in a stock or bond index futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account, which represents the amount by which the market price of the stock or bond index futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock or bond index future. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.

FUTURES CONTRACTS ON FOREIGN CURRENCIES. Each Fund is permitted to buy and sell futures contracts on foreign currencies, and purchase and write options thereon for hedging purposes. A Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract on foreign currency means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, a Fund must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in the Fund's paying or receiving cash that reflects any decline or increase, respectively, in the contract's value, a process known as "mark-to-market."

A Fund's successful use of futures contracts and options thereon depends on its investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to the Fund. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or option thereon may vary, either up or down, from the previous day's settlement price. These daily limits may restrict a Fund's ability to purchase or sell certain futures contracts or options thereon on any particular day. In addition, if a Fund purchases futures to hedge against market advances before it can invest in stocks or bonds in an advantageous manner and the market declines, the Fund might incur a loss on the futures contract. In addition, the ability of a Fund to close out a futures position or an option depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option thereon at any particular time.

RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If a Fund's investment adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include: (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

RISKS OF TRANSACTIONS IN STOCK OPTIONS

Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular exchange-traded options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

In the case of OTC options, it is not possible to effect a closing transaction in the same manner as exchange-traded options because a clearing corporation is not interposed between the buyer and seller of the option. When a Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the OTC option. Any such cancellation, if agreed to, may require the Fund to pay a premium to the counterparty. While a Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until a Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. Alternatively, a Fund could write an OTC call option to, in effect, close an existing OTC call option or write an OTC put option to close its position on an OTC put option. However, the Fund would remain exposed to each counterparty's credit risk on the put or call until such option is exercised or expires. There is no guarantee that a Fund will be able to write put or call options, as the case may be, that would effectively close an existing position. In the event of insolvency of the counterparty, a Fund may be unable to liquidate an OTC option.

Each Fund also may purchase a "protective put," that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, a Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the

Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock or bond indexes in the over-the-counter market.

As discussed above, an OTC option is a direct contractual relationship with another party. Consequently, in entering into OTC options, a Fund will be exposed to the risk that the counterparty will default on, or be unable to complete, due to bankruptcy or otherwise, its obligation on the option. In such an event, the Fund may lose the benefit of the transaction. The value of an OTC option to a Fund is dependent upon the financial viability of the counterparty. If a Fund decides to enter into transactions in OTC options, its investment adviser will take into account the credit quality of counterparties in order to limit the risk of default by the counterparty.

RISKS OF OPTIONS ON INDEXES

A Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market in which the securities comprising the index are traded generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indexes would be subject to its investment adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities. Each investment adviser currently uses such techniques in conjunction with the management of other mutual funds.

Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, the Fund may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is each Fund's policy to purchase or write options only on indexes that include a number of securities sufficient to minimize the likelihood of a trading halt in the index, such as the S&P 100 or S&P 500 index option.

Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Fund will not purchase or sell any index option contract unless and until, in its investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stocks.

SPECIAL RISKS OF WRITING CALLS ON INDEXES

Because exercises of index options are settled in cash, a call writer such as a Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, a Fund will write call options on indexes only under the circumstances described above under "Stock Index Options."

Price movements in a Fund's portfolio probably will not correlate precisely with movements in the level of a particular index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such an event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the price of a Fund's portfolio does not rise. If this occurred, the Fund would experience a loss on the call that is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio.

Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 33 1/3% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

When a Fund has written a call, there also is a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock or bond options. For example, even if an index call which a Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice is filed.

SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDEXES

If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RISKS OF TRANSACTIONS IN OPTIONS ON STOCK AND BOND INDEX FUTURES

There are several risks in connection with the use of options on stock and bond index futures contracts as a hedging device. The correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of interest rates and other factors affecting markets for securities may still not result in a successful hedging transaction.

Futures prices often are extremely volatile so successful use of options on stock or bond index futures contracts by a Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets, changes in supply and demand, interest rates, international political and economic policies, and other factors affecting the stock and bond markets generally. For example, if a Fund has hedged against the possibility of a decrease in an index which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, then the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements at a time when it is disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.

The hours of trading of options on stock or bond index futures contracts may not conform to the hours during which a Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

Options on stock and bond index futures contracts are highly leveraged and the specific market movements of the contract underlying an option cannot be predicted. Options on futures must be bought and sold on exchanges. Although the exchanges provide a means of selling an option previously purchased or of liquidating an option previously written by an offsetting purchase, there can be no assurance that a liquid market will exist for a particular option at a particular time. If such a market does not exist, a Fund, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit, and if a Fund were the writer of the option, its obligation would not terminate until the option expired or the Fund was assigned an exercise notice.

FOREIGN CURRENCY FORWARD CONTRACTS

Each Fund may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (typically large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.

A Fund may not use forward contracts to generate income, although the use of such contracts may incidentally generate income. There is no limitation on the value of forward contracts into which a Fund may enter. However, a Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different foreign currency (cross-hedge). A Fund will not speculate in forward contracts. A Fund may not position hedge (including cross-hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of foreign currency) of the securities being hedged.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, a Fund may be able to protect itself against possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when a Fund's investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, each Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will thereby be served. If a Fund enters into a position hedging transaction, the transaction will be covered by the position being hedged, or the Fund's Custodian will segregate cash or other liquid assets of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract.

A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund's dealing in foreign currency forward contracts will be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. Also, this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. A Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

OPTIONS ON FOREIGN CURRENCIES

Each Fund is permitted to purchase and write put and call options on foreign currencies and on futures contracts on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies and on futures contracts on foreign currencies are similar to options on stock, except that a Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

Each Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which a Fund's portfolio securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, a Fund may purchase put options on futures contracts on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, a Fund may write a call option on a futures contract on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

If, on the other hand, a Fund's investment adviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, a Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

Instead of purchasing or selling futures or forward currency exchange contracts, a Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in over-the-counter markets or by writing put options or covered call options on currencies. A put option gives a Fund the right to sell a currency at the exercise price until the option expires. A call option gives a Fund the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to fully hedge its positions by purchasing such options.

Each Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such security is denominated, where the values of such different currencies (as compared to the U.S. dollar) historically have a high degree of positive correlation.

RISKS OF TRANSACTIONS IN EXCHANGE-TRADED OPTIONS

An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profits and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying currencies acquired through the exercise of call options or upon the purchase of underlying currencies for the exercise of put options. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency until the option expires or it delivers the underlying currency upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading or volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Each Fund intends to purchase and sell only those options which are cleared by a clearinghouse whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON FOREIGN CURRENCIES

Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries can affect the values of options on foreign currencies. Risks include those described above under "Risks of Risk Management and Return Enhancement Strategies," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represents odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Options markets may be closed while round-the-clock interbank currency markets are open. This can create price and rate discrepancies.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS ON FOREIGN CURRENCIES

There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. Therefore, a correct forecast of currency rates, market trends or international political trends by the Manager or a Fund's investment adviser may still not result in a successful hedging transaction for the Fund.

Although a Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract.

Successful use of futures contracts by a Fund is also subject to the ability of the Fund's Manager or investment adviser to predict correctly movements in the direction of markets and other factors affecting currencies generally. For example, if a Fund has hedged against the possibility of an increase in the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it is disadvantageous to do so.

The hours of trading of futures contracts may not conform to the hours during which a Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS ON FOREIGN CURRENCIES

An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

POSITION LIMITS

Transactions by a Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including Nasdaq) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which a Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of its investment adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

A Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

REPURCHASE AGREEMENTS

A Fund may enter into repurchase agreements, whereby the seller agrees to repurchase that security from the Fund at a mutually agreed-upon time and at a price in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. A Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

A Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the investment adviser. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.

Each Fund participates in a joint repurchase agreement account with other investment companies managed by Prudential Investments LLC (PI) pursuant to an order of the Securities and Exchange Commission (the Commission or SEC). On a daily basis, any uninvested cash balances of a Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

BORROWING

Each Fund may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made). Each Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. No Fund will purchase portfolio securities when borrowings exceed 5% of the value of its total assets, unless this policy is changed by the Board of Directors.

LENDING OF SECURITIES

Consistent with applicable regulatory requirements, each Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and that the loans are callable at any time by the Fund. As a matter of fundamental policy, each of the Funds will not lend more than 33 1/3% of the value of their total assets. The loans must at all times be secured by cash or other liquid assets or secured by an irrevocable letter of credit in favor of the lending Fund in an amount equal to at least 100%, determined daily, of the market value of the loaned securities. The collateral is segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the lending Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which will be invested in short-term obligations.

A loan may be terminated by the borrower or by the lending Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Company. On termination of the loan, the borrower is required to return the securities to the lending Fund, and any gain or loss in the market price during the loan would inure to the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SEGREGATED ASSETS

Each Fund segregates with its Custodian, State Street Bank and Trust Company, cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets deposited in the segregated account will be marked-to-market daily.

ILLIQUID SECURITIES

Each Fund may hold up to 15% of its net assets in illiquid securities. If a Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment advisers anticipate that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. A Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Each investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, each investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

The staff of the Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund participating in the option and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by that Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

EXCHANGE-TRADED FUNDS

Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund each may invest in exchange-traded funds in an amount up to 5% of their total assets. Shareholders may be subject to duplicate management and advisory fees if these Funds invest in securities of other investment companies. Also these securities are not traded at net asset value, i.e., they can be sold at a premium or with a discount.

SHORT SALES

Prudential Financial Services Fund, Prudential Health Sciences Fund, Prudential Technology Fund and Prudential Utility Fund, each, may sell a security it does not own (i.e., make short sales) in anticipation of a decline in the market value of that security. Generally, to complete the transaction, a Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, a Fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until a Fund replaces the borrowed security, it will (1) segregate on its records or with its Custodian cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (2) otherwise cover its short position.

A Fund will incur a loss as a result of a short sale if the price of the security borrowed increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security borrowed declines in price between those dates. The result is the opposite of what would occur from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale. No more than 10% of Utility Fund's total assets and no more than 20% of other Funds' investable assets will be, when added together, (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales, (2) segregated in connection with short sales and (3) used as cover for short sales.

TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

When conditions dictate a defensive strategy, or pending investment of proceeds from sales of a Fund's shares, a Fund may invest in money market instruments, including commercial paper of domestic corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks (including foreign branches), and obligations issued or guaranteed by the U.S. government, its instrumentalities or its agencies. Investments in foreign branches of domestic banks may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions. Each Fund also may invest in short-term municipal obligations, such as tax, bond and revenue anticipation notes, construction loan and project financing notes and tax-exempt commercial paper. When cash may be available only for a few days, it may be invested by a Fund in repurchase agreements until such time as it may otherwise be invested or used for payment of obligations of the Fund. See "Repurchase Agreements" above.

PORTFOLIO TURNOVER

Prudential Utility Fund expects that its portfolio turnover rate will be less than 200%; its portfolio turnover rate for the fiscal years ended November 30, 2002 and 2001 was 52% and 40%, respectively. Prudential Financial Services Fund's portfolio turnover rate for the fiscal years ended November 30, 2002 and 2001 was 65% and 81%, respectively. Prudential Health Sciences Fund's portfolio turnover rate for the fiscal years ended November 30, 2002 and 2001 was 116% and 94%, respectively, and Prudential Technology Fund's portfolio turnover rate for the fiscal years ended November 30, 2002 and 2001 was 164% and 154%, respectively. Each Fund's portfolio turnover rate is computed by dividing the lesser of portfolio purchases or sales (excluding all securities whose maturities at acquisition were one year or less) by the average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by a Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

                             INVESTMENT RESTRICTIONS

Investment restrictions listed below have been adopted by the Funds as fundamental policies, except as otherwise indicated. Under the 1940 Act, a Fund's fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of a Fund's outstanding voting securities," when used in this SAI, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

EACH FUND MAY NOT:

1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that a Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions"). For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions, including, without limitation, interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of a Fund to its Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that a Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

3. Buy or sell physical commodities or contracts involving physical commodities. A Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and a Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

4. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result, 25% or more of the Fund's total assets (determined at the time of investment) would be invested in any one industry other than as follows: Prudential Financial Services Fund will concentrate its investments (i.e., will invest at least 25% of its total assets under normal circumstances) in securities of companies in the financial services group of industries. Prudential Health Sciences Fund will concentrate its investments (i.e., will invest at least 25% of its total assets under normal circumstances) in securities of companies in the health sciences group of industries. Prudential Technology Fund will concentrate its investments (i.e., will invest at least 25% of its total assets under normal circumstances) in securities of companies in the technology group of industries. Prudential Utility Fund will concentrate its investments (i.e., will invest at least 25% of its total assets under normal circumstances) in securities of companies in the utility group of industries.

5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

Each Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

For purposes of Investment Restriction 4, each Fund relies on the Global Industry Classification Standard (GICS) published by S&P in determining industry classification. A Fund's reliance on this classification system is not a fundamental policy of the Fund and, therefore, can be changed without shareholder approval.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if a Fund's asset coverage for borrowings permitted by Investment Restriction 1 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

Although not fundamental, each Fund has the following additional investment restrictions.

The Fund may not:

1. Purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

2. Invest for the purpose of exercising control or management.

3. Invest in securities of other investment companies, except: (a) purchases in the open market involving only customary brokerage commissions and as a result of which a Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, (b) as part of a merger, consolidation or other acquisition and (c) purchases of affiliated investment company shares pursuant to and subject to such limits as the Commission may impose by rule or order.

In addition to the previous investment restrictions, Prudential Utility Fund also has the following non-fundamental investment restrictions.

The Fund may not:

1. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

2. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.

3. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

The Office of Public Utility Regulation of the Commission has advised The Prudential Insurance Company of America and its subsidiaries (Prudential) that the Office would not recommend enforcement action with respect to the purchase by Prudential of securities of "public utility companies" as defined by the Public Utility Holding Company Act of 1935 in Prudential's capacity as owner or manager of securities on the conditions that (1) the aggregate voting securities of public utility companies held by accounts owned or managed by Prudential, including Prudential Utility Fund, will be less than 10% of the outstanding voting securities of any public utility company and (2) Prudential will not attempt to control any public utility company, other than through the exercise of rights associated with stock ownership (including director representation). Accordingly, it is a policy of Prudential Utility Fund, which may be changed without shareholder approval, not to purchase any voting security of any public utility company if, as a result, the Fund, along with other accounts owned or managed by Prudential, would then hold 10% or more of the outstanding voting securities of such company.

Each Fund will provide 60 days' written notice to shareholders of a change in that Fund's non-fundamental policy of investing at least 80% of its investable assets in the type of investment suggested by the Fund's name.

                            MANAGEMENT OF THE COMPANY

Information pertaining to the Directors of the Company is set forth below. Directors who are not deemed to be "interested persons" of the Company (as defined in the 1940 Act) are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Company are referred to as "Interested Directors." "Fund Complex" consists of the Company and any other investment companies managed by Prudential Investments LLC (PI).

                              INDEPENDENT DIRECTORS

                                                                                                  NUMBER OF
                                                       TERM OF                                  PORTFOLIOS IN
                                    POSITION        OFFICE*** AND                               FUND COMPLEX    OTHER DIRECTORSHIPS
                                    WITH THE          LENGTH OF      PRINCIPAL OCCUPATIONS       OVERSEEN BY        HELD BY THE
NAME, ADDRESS** AND AGE             COMPANY          TIME SERVED     DURING PAST FIVE YEARS       DIRECTOR          DIRECTOR****
Saul K. Fenster, Ph.D. (69)         Director        since 2000    Currently President                80        Member (since 2000),
                                                                  Emeritus of New Jersey                       Board of Directors of
                                                                  Institute of Technology;                     IDT Corporation;
                                                                  formerly President                           Director (since 1995)
                                                                  (1978-2002) of New Jersey                    of Prosperity New
                                                                  Institute of Technology;                     Jersey.
                                                                  Commissioner (1998-2002) of
                                                                  the Middle States
                                                                  Association, Commission on
                                                                  Higher Education;
                                                                  Commissioner (1985-2002) of
                                                                  the New Jersey Commission
                                                                  on Science and Technology;
                                                                  Director (since 1998) of
                                                                  Society of Manufacturing
                                                                  Engineering Education
                                                                  Foundation; formerly a
                                                                  director or trustee of
                                                                  Liberty Science Center, the
                                                                  Research and Development
                                                                  Council of New Jersey, New
                                                                  Jersey State Chamber of
                                                                  Commerce, and National
                                                                  Action Council for
                                                                  Minorities in Engineering.

Delayne Dedrick Gold (64)           Director        since 1981    Marketing Consultant.              88

Douglas H. McCorkindale (63)        Director        since 1996    Chairman (since February           77        Director of
                                                                  2001), Chief Executive                       Continental Airlines,
                                                                  Officer (since June 2000)                    Inc.; Director (since
                                                                  and President (since                         May 2001) of Lockheed
                                                                  September 1997) of Gannett                   Martin Corp.
                                                                  Co. Inc.; formerly Vice                      (aerospace and
                                                                  Chairman (March 1984-May                     defense); Director of
                                                                  2000) of Gannett Co. Inc.                    The High Yield Plus
                                                                  (publishing and media).                      Fund, Inc. (since
                                                                                                               1996).

W. Scott McDonald, Jr. (65)         Director        since 2000    Vice President (since 1997)        80
                                                                  of Kaludis Consulting
                                                                  Group, Inc., (company
                                                                  serving higher education);
                                                                  formerly principal
                                                                  (1995-1997) of Scott
                                                                  McDonald & Associates;
                                                                  Chief Operating Officer
                                                                  (1991-1995) of Fairleigh
                                                                  Dickinson University;
                                                                  Executive Vice President
                                                                  and Chief Operating Officer
                                                                  (1975-1991) of Drew
                                                                  University; Interim
                                                                  President (1988-1990), Drew
                                                                  University; and a former
                                                                  director of School, College
                                                                  and University Underwriters
                                                                  Ltd.
Thomas T. Mooney (61)               Director        since 1996    Chief Executive Officer,           97        Director, President
                                                                  the Rochester Business                       and Treasurer (since
                                                                  Alliance, formerly                           1986) of First
                                                                  President of Greater                         Financial Fund, Inc.
                                                                  Rochester Metro Chamber of                   and Director
                                                                  Commerce, Rochester City                     (since 1988) of The
                                                                  Manager; formerly Deputy                     High Yield Plus Fund,
                                                                  Monroe County Executive;                     Inc.
                                                                  Trustee of Center for
                                                                  Governmental Research,
                                                                  Inc.; Director of Blue
                                                                  Cross of Rochester and
                                                                  Executive Service Corps of
                                                                  Rochester; Director of the
                                                                  Rochester Individual
                                                                  Practice Association.
Stephen P. Munn (60)                Director        since 1996    Formerly Chief Executive           72        Chairman of the Board
                                                                  Officer (1988-2001) and                      (since January 1994)
                                                                  President of Carlisle                        and Director (since
                                                                  Companies Incorporated                       1988) of Carlisle
                                                                  (manufacturer of industrial                  Companies
                                                                  products).                                   Incorporated;
                                                                                                               Director of Gannett
                                                                                                               Co. Inc. (publishing
                                                                                                               and media).
Richard A. Redeker (59)             Director        since 1993    Formerly Management                72
                                                                  Consultant of Invesmart,
                                                                  Inc. (August 2001-October
                                                                  2001); formerly employee of
                                                                  Prudential Investments
                                                                  (October 1996-December
                                                                  1998).

Robin B. Smith (63)                 Director        since 1996    Chairman of the Board              69        Director of
                                                                  (since January 2003) of                      BellSouth
                                                                  Publishers Clearing House                    Corporation (since
                                                                  (direct marketing); formerly                 1992) and Kmart
                                                                  Chairman and Chief Executive                 Corporation (retail)
                                                                  Officer (August 1996-January                 (since 1996).
                                                                  2003) of Publishers Clearing
                                                                  House.

Louis A. Weil, III (61)             Director        since 1996    Formerly Chairman (January         72
                                                                  1999-July 2000), President
                                                                  and Chief Executive Officer
                                                                  (January 1996-July 2000)
                                                                  and Director (since
                                                                  September 1991) of Central
                                                                  Newspapers, Inc.; formerly
                                                                  Chairman of the Board
                                                                  (January 1996-July 2000),
                                                                  Publisher and Chief
                                                                  Executive Officer (August
                                                                  1991-December 1995) of
                                                                  Phoenix Newspapers, Inc.
Clay T. Whitehead (64)              Director        since 1996    President (since 1983) of          94        Director (since 2000)
P.O. Box 8090                                                     National Exchange Inc. (new                  of First Financial
McLean, VA 22106-8090                                             business development firm).                  Fund, Inc. and
                                                                                                               Director (since 2000)
                                                                                                               of The High Yield
                                                                                                               Plus Fund, Inc.

                              INTERESTED DIRECTORS

                                                                                                   NUMBER OF
                                                       TERM OF                                   PORTFOLIOS IN
                                    POSITION        OFFICE*** AND                                 FUND COMPLEX   OTHER DIRECTORSHIPS
                                    WITH THE          LENGTH OF     PRINCIPAL OCCUPATIONS         OVERSEEN BY        HELD BY THE
NAME, ADDRESS** AND AGE             COMPANY          TIME SERVED   DURING PAST FIVE YEARS           DIRECTOR        DIRECTOR****
*Robert F. Gunia (56)            Vice President     since 1996    Executive Vice President           112         Vice President and
                                  and Director                    and Chief Administrative                      Director (since May
                                                                  Officer (since June 1999)                      1989) of The Asia
                                                                  of PI; Executive Vice                          Pacific Fund, Inc.
                                                                  President and Treasurer                       and Director (since
                                                                  (since January 1996) of PI;                       May 1992) of
                                                                  President (since April                         Nicholas-Applegate
                                                                  1999) of Prudential                                Fund, Inc.
                                                                  Investment Management
                                                                  Services LLC (PIMS);
                                                                  Corporate Vice President
                                                                  (since September 1997) of
                                                                  The Prudential Insurance
                                                                  Company of America
                                                                  (Prudential); formerly
                                                                  Senior Vice President
                                                                  (March 1987-May 1999) of
                                                                  Prudential Securities;
                                                                  formerly Chief
                                                                  Administrative Officer
                                                                  (July 1989-September 1996),
                                                                  Director (January
                                                                  1989-September 1996), and
                                                                  Executive Vice President,
                                                                  Treasurer and Chief
                                                                  Financial Officer (June
                                                                  1987-December 1996) of PMF;
                                                                  Vice President (since May
                                                                  1992) of Nicholas-Applegate
                                                                  Fund, Inc.

*David R. Odenath, Jr. (45)        President        since 1999    President, Chief Executive         115
                                  and Director                    Officer and Chief Operating
                                                                  Officer (since June 1999)
                                                                  of PI; Senior Vice
                                                                  President (since June 1999)
                                                                  of Prudential; formerly
                                                                  Senior Vice President
                                                                  (August 1993-May 1999) of
                                                                  PaineWebber Group, Inc.

*Judy A. Rice (54)               Vice President     since 2000    Executive Vice President           111
                                  and Director                    (since 1999) of PI;
                                                                  formerly various positions
                                                                  to Senior Vice President
                                                                  (1992-1999), Prudential
                                                                  Securities; and various
                                                                  positions to Managing
                                                                  Director (1975-1992) of
                                                                  Salomon Smith Barney;
                                                                  Member of Board of
                                                                  Governors of the Money
                                                                  Management Institute.

Information pertaining to the Officers of the Company who are not also Directors is set forth below.

                                    OFFICERS

                                                       TERM OF
                                    POSITION        OFFICE*** AND
                                    WITH THE          LENGTH OF    PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND AGE             COMPANY          TIME SERVED   DURING PAST FIVE YEARS
Grace C. Torres (43)             Treasurer and       since 1998    Senior Vice President (since January 2000) of PI; formerly First
                                   Principal                       Vice President (December 1996-January 2000) of PI and First Vice
                                 Financial and                     President (March 1993-1999) of Prudential Securities.
                                   Accounting

Marguerite E.H. Morrison (46)      Assistant         since 2002    Vice President and Chief Legal Officer--Mutual Funds and Unit
                                   Secretary                       Investment Trusts (since August 2000) of Prudential; Senior Vice
                                                                   President and Assistant Secretary (since February 2001) of PI;
                                                                   Vice President and Assistant Secretary of PIMS (since October
                                                                   2001), previously Vice President and Associate General Counsel
                                                                   (December 1996-February 2001) of PI and Vice President and
                                                                   Associate General Counsel (September 1987-September 1996) of
                                                                   Prudential Securities.

Maria G. Master (32)               Secretary         since 2002    Vice President and Corporate Counsel (since August 2001) of
                                                                   Prudential; formerly Financial/Economic Analyst with the Federal
                                                                   Reserve Bank of New York (April 1999-July 2001), Associate
                                                                   Attorney of Swidler Berlin Shereff Friedman LLP (March 1997-April
                                                                   1999) and Associate Attorney of Riker, Danzig, Scherer, Hyland &
                                                                   Perretti LLP (August 1995-March 1997).

Maryanne Ryan (38)                 Anti-Money        since 2002    Vice President, Prudential (since November 1998); First Vice
                                   Laundering                      President of Prudential Securities (March 1997-May 1998).
                                   Compliance
                                    Officer

* "Interested" Directors, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC or PI), the investment advisers (Jennison Associates LLC and/or Prudential Investment Management, Inc.) or the Distributor (Prudential Investment Services LLC).

** Unless otherwise noted, the address of the Directors and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

*** There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual's length of service as a Director and/or Officer.

**** This column includes only Directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

The Company has Directors who, in addition to overseeing the actions of the Company's Manager, investment advisers and Distributor, decide upon matters of general policy. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Advisers" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," the Directors also review the actions of the Company's Officers, who conduct and supervise the daily business operations of the Company.

Directors and Officers of the Company are also directors and officers of some or all of the other investment companies advised by the Manager and distributed by the Distributor.

Pursuant to the Management Agreement with the Company, the Manager pays all compensation of Officers and employees of the Company as well as the fees and expenses of all Interested Directors.

                            STANDING BOARD COMMITTEES

The Board of Directors (the Board) has established two standing committees in connection with governance of the Company--Audit and Nominating.

The Audit Committee consists of all of the Independent Directors. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Company's independent accountants, accounting policies and procedures, and other areas relating to the Company's auditing processes. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent accountants' responsibility to plan and carry out a proper audit. The Audit Committee met four times during the fiscal year ended November 30, 2002.

The Nominating Committee consists of all of the Independent Directors. This committee interviews and recommends to the Board persons to be nominated for election as Directors by the Company's shareholders and selects and proposes nominees for election by the Board between annual meetings. This committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee also reviews the independence of Directors currently serving on the Board and also recommends to the Board Independent Directors to be selected for membership on Board committees. The Nominating Committee reviews each Director's investment in the Company, matters relating to Director compensation and expenses and compliance with the Company's retirement policy. The Nominating Committee did not meet during the fiscal year ended November 30, 2002.

In addition to the two standing committees of the Company, the Board of Directors has also approved Director participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board of Directors. The following Independent Directors of the Company serve on the Executive Committee: Thomas Mooney and Thomas Whitehead. Independent Directors from other funds in the Prudential mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Directors and Company management on issues that affect more than one fund; serving as a liaison between the Boards of Directors of the funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Directors.

The Company pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the committees may receive additional compensation. The amount of annual compensation paid to each Independent Director may change as a result of the introduction of additional funds on whose Boards the Director may be asked to serve.

Independent Directors may defer receipt of their Directors' fee pursuant to a deferred fee agreement with the Company. Under the terms of the agreement, the Company accrues deferred Directors' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Director. Payment of the interest so accrued is also deferred and becomes payable at the option of the Director. The Company's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Company.

The Company has no retirement or pension plan for its Directors.

The following table sets forth the aggregate compensation paid by the Company for the fiscal year ended November 30, 2002 to the Independent Directors for service on the Company's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2002.

                               COMPENSATION TABLE

                                                            TOTAL COMPENSATION
                                   AGGREGATE               FROM COMPANY AND FUND
                                 COMPENSATION                 COMPLEX PAID TO
NAME AND POSITION                FROM COMPANY              INDEPENDENT DIRECTORS
Saul K. Fenster                   $  7,726                 $  140,000 (21/80)*
Delayne Dedrick Gold              $  7,350                 $  186,250 (36/88)*
Douglas H. McCorkindale**         $  7,350                 $  115,000 (18/77)*
W. Scott McDonald, Jr.            $  7,350                 $  143,000 (21/80)*
Thomas T. Mooney**                $  7,350                 $  201,250 (29/97)*
Stephen P. Munn                   $  7,350                 $  118,000 (23/72)*
Richard A. Redeker                $  7,350                 $  120,500 (23/72)*
Robin B. Smith**                  $  7,726                 $  120,500 (26/69)*
Louis A. Weil, III                $  7,350                 $  113,000 (23/72)*
Clay T. Whitehead                 $  8,275                 $  196,750 (32/94)*

* Indicates number of funds/portfolios in Fund Complex (including the Company) to which aggregate compensation relates.

** Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2002, such compensation was deferred at the election of Directors, in total or in part, under the Company's deferred fee agreement. Including accrued interest, on amounts deferred through December 31, 2002, total value of compensation for the calendar year amounted to approximately $58,669, $164,229 and $67,374 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.

Interested Directors do not receive compensation from the Fund Complex and therefore are not shown in the Compensation Table.

The following table sets forth the dollar range of equity securities in the Company beneficially owned by a Director and, on an aggregate basis, in all registered investment companies overseen by the Director in the Fund Complex as of December 31, 2002.

                         DIRECTOR SHARE OWNERSHIP TABLE

                              INDEPENDENT DIRECTORS

                                                                                                AGGREGATE DOLLAR RANGE OF
                                                                                                EQUITY SECURITIES IN ALL
                                                             DOLLAR RANGE OF                      REGISTERED INVESTMENT
                                                          EQUITY SECURITIES IN                    COMPANIES OVERSEEN BY
NAME OF DIRECTOR                                               THE COMPANY                      DIRECTOR IN FUND COMPLEX
Saul K. Fenster                                                    --                               $50,001-$100,000
                                                             $10,001-$50,000
Delayne Dedrick Gold                                         (Utility Fund)                           Over $100,000
                                                             $10,001-$50,000
Douglas H. McCorkindale                                      (Utility Fund)                           Over $100,000
W. Scott McDonald, Jr.                                         $1-$10,000                           $50,001-$100,000

                                                        (Financial Service Fund,
                                                          Health Sciences Fund,
                                                           Technology Fund and
                                                              Utility Fund)
                                                             $10,001-$50,000
                                                          (Technology Fund and
Thomas T. Mooney                                              Utility Fund)                           Over $100,000
                                                               $1-$10,000
                                                          (Health Sciences Fund
                                                           and Technology Fund
                                                             $10,001-$50,000
                                                        ((Financial Services Fund
Stephen P. Munn                                             and Utility Fund)                         Over $100,000
Richard A. Redeker                                                 --                                 Over $100,000
                                                               $1-$10,000
                                                        (Financial Services Fund
Robin B. Smith                                            and Technology Fund)                        Over $100,000
Louis A. Weil, III                                                 --                                 Over $100,000
                                                               $1-$10,000
Clay T. Whitehead                                           (Technology Fund)                         Over $100,000

                              INTERESTED DIRECTORS

                                                                                                AGGREGATE DOLLAR RANGE OF
                                                                                                EQUITY SECURITIES IN ALL
                                                             DOLLAR RANGE OF                      REGISTERED INVESTMENT
                                                          EQUITY SECURITIES IN                    COMPANIES OVERSEEN BY
NAME OF DIRECTOR                                               THE COMPANY                      DIRECTOR IN FUND COMPLEX
                                                               $1-$10,000
                                                         (Utility Fund Class A)
                                                             $10,001-$50,000
Robert F. Gunia                                          (Utility Fund Class Z)                       Over $100,000
David R. Odenath, Jr.                                              --                                 Over $100,000
                                                              Over $100,000
Judy A. Rice                                                 (Utility Fund)                           Over $100,000

The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Director, and his/her immediate family members, in an investment adviser or principal underwriter of the Company or a person (other than a registered investment company) directly or indirectly "controlling", "controlled by", or "under common control with" (within the meaning of the 1940 Act) an investment adviser or principal underwriter of the Company as of December 31, 2002.

                                                NAME OF OWNERS AND                          TITLE OF     VALUE OF       PERCENT OF
NAME OF DIRECTOR                            RELATIONSHIPS TO DIRECTOR           COMPANY       CLASS     SECURITIES        CLASS
Saul K. Fenster                                        --                         --           --           --             --
Delayne Dedrick Gold                                   --                         --           --           --             --
Douglas H. McCorkindale                                --                         --           --           --             --
W. Scott McDonald, Jr.                                 --                         --           --           --             --
Thomas T. Mooney                                       --                         --           --           --             --
Stephen P. Munn                                        --                         --           --           --             --
Richard A. Redeker                                     --                         --           --           --             --
Robin B. Smith                                         --                         --           --           --             --
Louis A. Weil, III                                     --                         --           --           --             --
Clay T. Whitehead                                      --                         --           --           --             --

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Directors of the Company are eligible to purchase Class Z shares of each Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.

As of January 10, 2003, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

As of January 10, 2003, the following shareholders owned 5% of the outstanding shares of any class of Prudential Financial Services Fund:

                                                                                          NUMBER OF SHARES/
NAME                                             ADDRESS                    CLASS            % OF CLASS
Prudential Retirement Services                P.O. Box 15040                  Z           264,102/(37.19%)
Nominee For Trustee Pl W68700            New Brunswick, NJ 08906
Prudential Securities Inc.

As of January 10, 2003, Prudential Securities was record holder of 1,863,792 Class A shares (or 74.32% of the outstanding Class A shares), 4,884,923 Class B shares (or 71.34% of the outstanding Class B shares), 2,408,854 Class C shares (or 80.58% of the outstanding Class C shares) and 683,470 Class Z shares (or 96.25% of the outstanding Class Z shares) of Prudential Financial Services Fund.

As of January 10, 2003, the following shareholders owned 5% of the outstanding shares of any class of Prudential Health Sciences Fund:

                                                                                          NUMBER OF SHARES/
NAME                                             ADDRESS                    CLASS            % OF CLASS
Prudential Retirement Services               P.O. Box 15040                   Z
Nominee For Trustee Pl W68700            New Brunswick, NJ 08906                          538,645/(35.46%)
Prudential Securities Inc.

Byrd & Co.                               123 S. Broad Street - PA 4903        Z           93,728/(6.17%)
                                            Philadelphia, PA 19109

As of January 10, 2003, Prudential Securities was record holder of 3,357,822 Class A shares (or 67.28% of the outstanding Class A shares), 8,329,118 Class B shares (or 68.68% of the outstanding Class B shares), 3,508,539 Class C shares (or 79.32% of the outstanding Class C shares) and 1,390,971 Class Z shares (or 91.56% of the outstanding Class Z shares) of Prudential Health Sciences Fund.

As of January 10, 2003, no shareholder owned 5% of the outstanding shares of any class of Prudential Technology Fund:

                                                         NUMBER OF SHARES/
NAME           ADDRESS                  CLASS              % OF CLASS
None

As of January 10, 2003, Prudential Securities was record holder of 5,342,508 Class A shares (or 65.48% of the outstanding Class A shares), 10,458,549 Class B shares (or 66.83% of the outstanding Class B shares), 4,376,067 Class C shares (or 78.25% of the outstanding Class C shares) and 845,951 Class Z shares (or 94.77% of the outstanding Class Z shares) of Prudential Technology Fund.

As of January 10, 2003, the following shareholders owned 5% of the outstanding shares of any class of Prudential Utility Fund:

                                                                                        NUMBER OF SHARES/
NAME                                             ADDRESS                   CLASS           % OF CLASS
Prudential Retirement Services                P.O. Box 15040                 Z          2,784,932/(47.41%)
Nominee For Trustee Pl W68700            New Brunswick, NJ 08906
Prudential Securities Inc.

Prudential Retirement Services                P.O. Box 15040                 Z            335,778/(5.72%)
Administrator For Plan 4845              New Brunswick, NJ 08906
Diesel Technology Company 401K

As of January 10, 2003, Prudential Securities was record holder of 85,890,950 Class A shares (or 31.54% of the outstanding Class A shares), 15,263,929 Class B shares (or 37.83% of the outstanding Class B shares), 2,932,003 Class C shares (or 66.25% of the outstanding Class C shares) and 5,771,207 Class Z shares (or 98.23% of the outstanding Class Z shares) of Prudential Utility Fund.

In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.

                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGER AND INVESTMENT ADVISERS

The manager of each Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI serves as manager to all of the open-end investment companies that, together with each Fund, comprise the Prudential mutual funds. See "How the Fund is Managed--Manager" in Prudential Utility Fund's Prospectus and "How the Funds are Managed--Manager" in the other Funds' Prospectus. As of September 30, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $84.4 billion.

PI is a wholly-owned subsidiary of PIFM HoldCo, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

Pursuant to each Management Agreement with the Company (each a Management Agreement and, collectively, the Management Agreements), PI, subject to the supervision of the Company's Board and in conformity with the stated policies of each Fund, manages both the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PI is obligated to keep certain books and records of each Fund.

PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of each Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

PI will review the performance of all investment advisers and make recommendations to the Board with respect to the retention of investment advisers and the renewal of contracts. PI also administers the Company's corporate affairs and, in connection therewith, furnishes the Company with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Funds' custodian (the Custodian), and PMFS. The management services of PI for the Company are not exclusive under the terms of the Management Agreements and PI is free to, and does, render management services to others.

For its services, PI receives, pursuant to a Management Agreement, a fee at an annual rate of .60 of 1% of Prudential Utility Fund's average daily net assets up to and including $250 million, .50 of 1% of the next $500 million, .45 of 1% of the next $750 million, .40 of 1% of the next $500 million, .35 of 1% of the next $2 billion, .325 of 1% of the next $2 billion and .30 of 1% of average daily net assets in excess of $6 billion. For its services to Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential

Technology Fund, PI receives, pursuant to separate Management Agreements, a fee at an annual rate of .75 of 1% of each such Fund's average daily net assets. These fees are computed daily and payable monthly.

In connection with its management of the corporate affairs of each Fund, PI bears the following expenses:

(a) the salaries and expenses of all of its and each Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PI or each Fund's investment advisers;

(b) all expenses incurred by PI or by each Fund in connection with managing the ordinary course of each Fund's business, other than those assumed by each Fund as described below; and

(c) the costs and expenses payable to Jennison, pursuant to four subadvisory agreements between PI and Jennison and to PIM pursuant to three subadvisory agreements between PI and PIM, respectively (each a Subadvisory Agreement).

Under the terms of each Management Agreement, a Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser(s), (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, registering the Fund as a broker or dealer and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution and service fees.

Each Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. Each Management Agreement permits PI to employ investment advisers under a "manager-of-managers" structure that allows PI to replace an investment adviser or amend a Subadvisory Agreement without seeking shareholder approval.

For the fiscal years ended November 30, 2002, 2001 and 2000, Prudential Utility Fund paid management fees to PI of $12,603,365, $17,419,047 and $17,046,776, respectively. For the fiscal years ended November 30, 2002, 2001 and 2000 , Prudential Financial Services Fund paid management fees to PI of $1,236,324, $1,415,085 and $889,559, respectively. For the fiscal years ended November 30, 2002, 2001 and 2000, Prudential Health Sciences Fund paid management fees to PI of $2,433,686, $3,141,697 and $2,275,416, respectively. For the fiscal years ended November 30, 2002, 2001 and 2000, Prudential Technology Fund paid management fees to PI of $1,499,928, $2,494,303 and $4,331,355, respectively.

PI has hired Jennison Associates LLC (Jennison, the investment adviser or the Subadviser, as applicable) to provide subadvisory services to each Fund (or a portion thereof). PI also has hired Prudential Investment Management, Inc. (PIM, the investment adviser or Subadviser, as applicable) to provide subadvisory services to the Enhanced Index portfolio of Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund.

PI has entered into four Subadvisory Agreements with Jennison and three Subadvisory Agreements with PIM. Under the Subadvisory Agreements, Jennison will furnish investment advisory services in connection with the management of the Strategically Managed portfolios of Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, respectively, and the entire portfolio of Prudential Utility Fund, and PIM will furnish investment advisory services to the Enhanced Index portfolio of Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund. In connection therewith, PIM and Jennison are obligated to keep certain books and records of each Fund for which they serve as investment adviser. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreements and supervises PIM's and Jennison's performance of such services. Jennison is paid by PI at the annual rate of .30 of 1% of Prudential Utility Fund's average daily net assets up to $250 million, ..238 of 1% of the Fund's average net assets from $250 million to $750 million, ..203 of 1% of average net assets from $750 million to $1.5 billion, .170 of 1% of average daily net assets from $1.5 billion to $2 billion, .140 of 1% of average net assets from $2 billion to $4 billion, .122 of 1% of average net assets from $4 billion to $6 billion and .105 of 1% of average net assets over $6 billion. Jennison is paid by PI at an annual rate of .30 of 1% of Prudential Health Sciences Fund's average daily net assets attributable to its Strategically Managed portfolio up to $300 million and .25 of 1% of such Strategically Managed portfolio's assets in excess of $300 million. PI compensates Jennison at an annual rate of .375 of 1% of Prudential Financial Services Fund's and Prudential Technology Fund's respective average daily net assets attributable to their Strategically Managed portfolio. Under its Subadvisory Agreements with PIM, PI compensates PIM at an annual rate of .375 of 1% of the average net assets of the Enhanced Index portfolios of Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, respectively.

Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the applicable Management Agreement with that Fund. Each Subadvisory Agreement may be terminated by the Company, PI or PIM or Jennison, respectively, upon not more than 60 days', nor less than 30 days', written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. As discussed in the Funds' Prospectuses, PI employs Jennison and PIM under a "manager of managers" structure that allows PI to replace the investment advisers or amend the Subadvisory Agreements without seeking shareholder approval.

MATTERS CONSIDERED BY THE BOARD

The Management and Subadvisory Agreements were last approved by the Directors, including all of the Independent Directors, on May 22, 2002 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to each Fund, the nature and quality of the services provided under the agreements and the overall fairness of the agreements to the Company. The Board requested and evaluated reports from the Manager and investment advisers that addressed specific factors designed to inform the Board's consideration of these and other issues.

With respect to the nature and quality of the services provided by the Manager and investment adviser, respectively, the Board considered the performance of the Company in comparison to relevant market indices and, the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager and investment advisers.

With respect to the overall fairness of the Management and Subadvisory Agreements, the Board primarily considered the fee structure of the agreements and the profitability of the Manager and the investment advisers and their affiliates from their association with the Company. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Company. The Board also considered that the Company's fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the investment advisers. In concluding that the direct and indirect benefits accruing to the Manager, the investment advisers and their affiliates by virtue of their relationship to the Company were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Company and the Funds, the Board reviewed specific data as to the Manager's and the investment advisers' profit or loss on the Company for the recent period and carefully examined their cost allocation methodology. With respect to profitability, the Manager and the investment advisers discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the management or investment advisory fees. The Board understood that neither the Manager nor either of the investment advisers uses these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management and advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of board approval of mutual fund advisory agreements.

PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS

Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of each Fund. PIMS is a subsidiary of Prudential.

Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, and, collectively, the Plans) adopted by the Company under Rule 12b-1 under the 1940 Act and separate distribution agreements for each Fund (each a Distribution Agreement and collectively, the Distribution Agreements), the Distributor incurs the expenses of distributing each Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing each Fund's Class Z shares under the Distribution Agreements, none of which are reimbursed by or paid for by a Fund.

The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

Under its Plans, a Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of a Fund's shares and the maintenance of related shareholder accounts.

CLASS A PLAN. Under each Fund's Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually agreed to limit its distribution and service (12b-1) fees payable under each Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending November 30, 2003. Similarly, the Distributor contractually limited its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ended November 30, 2002.

For the fiscal year ended November 30, 2002, the Distributor received payments of $6,069,694 under Prudential Utility Fund's Class A Plan. For the fiscal year ended November 30, 2002, the Distributor received payments of $81,946 under Prudential Financial Services Fund's Class A Plan. For the fiscal year ended November 30, 2002, the Distributor received payments of $180,357 under Prudential Health Sciences Fund's Class A Plan. For the fiscal year ended November 30, 2002, the Distributor received payments of $136,147 under Prudential Technology Fund's Class A Plan. These amounts were primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares of the applicable Fund. For the fiscal year ended November 30, 2002, the Distributor also received approximately $552,200, $43,000, $101,600 and $64,800 in initial sales charges in connection with the sale of Prudential Utility Fund's, Prudential Financial Services Fund's, Prudential Health Sciences Fund's and Prudential Technology Fund's Class A shares.

CLASS B AND CLASS C PLANS. Under each Fund's Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee and (2) up to .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.

CLASS B PLAN. For the fiscal year ended November 30, 2002, the Distributor received $830,286, $1,644,805, $1,015,489 and $4,015,237 on behalf of Prudential
Financial Services Fund, Prudential Health Sciences Fund, Prudential Technology Fund and Prudential Utility Fund, respectively, under the Class B Plans. For the fiscal year ended November 30, 2002, the Distributor spent approximately the following amounts on behalf of each such Fund.

                                                                                                COMPENSATION TO
                                                                                                  PRUSEC FOR
                                                                                                   COMMISSION
                                                                                                   PAYMENTS TO   APPROXIMATE TOTAL
                                                                                                 REPRESENTATIVES  AMOUNT SPENT BY
                                                 COMMISSION PAYMENTS TO FINANCIAL    OVERHEAD      AND OTHER       DISTRIBUTOR
FUND                                 PRINTING                ADVISERS                  COSTS       EXPENSES     ON BEHALF OF FUND
Prudential Financial Services Fund    $  1,000             $   227,900              $  180,100   $   80,500      $     489,500
Prudential Health Sciences Fund       $  1,900             $   257,700              $  338,500   $  461,800      $   1,059,900
Prudential Technology Fund            $  2,300             $   284,100              $  202,900   $  144,900      $     634,200
Prudential Utility Fund               $ 15,100             $ 1,103,700              $  609,200   $  920,000      $   2,648,000

The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year ended November 30, 2002, the Distributor received approximately $748,400, $317,900, $519,800 and $368,000 in contingent deferred sales charges attributable to Class B shares of Prudential Utility Fund, Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, respectively.

CLASS C PLAN. For the fiscal year ended November 30, 2002, the Distributor received $407,585, $380,051, $634,206 and $367,895 under the Class C Plans of
Prudential Utility Fund, Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, respectively. For the fiscal year ended November 30, 2002, the Distributor spent approximately the following amounts on behalf of each such Fund.

                                                                                                COMPENSATION TO
                                                                                                  PRUSEC FOR
                                                                                                   COMMISSION
                                                                                                   PAYMENTS TO   APPROXIMATE TOTAL
                                                                                                 REPRESENTATIVES  AMOUNT SPENT BY
                                                 COMMISSION PAYMENTS TO FINANCIAL    OVERHEAD      AND OTHER       DISTRIBUTOR
FUND                                 PRINTING                ADVISERS                  COSTS       EXPENSES     ON BEHALF OF FUND
Prudential Utility Fund               $  1,500             $   302,300              $   52,600   $    1,600      $     358,100
Prudential Financial Services Fund    $    500             $   326,300              $   31,200   $      600      $     358,600
Prudential Health Sciences Fund       $    700             $   547,500              $   38,200   $    1,500      $     587,900
Prudential Technology Fund            $    800             $   315,600              $   27,200   $    1,000      $     344,600

The Distributor also receives an initial sales charge and the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended November 30, 2002, the Distributor received approximately $40,300, $21,500, $28,300 and $15,300 in contingent deferred sales charges attributable to Class C shares of the Prudential Utility Fund, Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, respectively. For the fiscal year ended November 30, 2002, the Distributor also received approximately $60,700, $21,600, $40,000 and $27,900 in initial sales charges in connection with the sale of Class C shares of Prudential Utility Fund, Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, respectively.

Distribution expenses attributable to the sale of Class A, Class B and Class C shares of a Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Class A, Class B and Class C Plan or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of a Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of each Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

Pursuant to each Distribution Agreement, the Funds have agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

In addition to distribution and service fees paid by each Fund under its Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. In addition, the Distributor has agreed to waive a portion of its distribution and service (12b1) fees for the Class A shares as described above. Fee waivers and subsidies will increase a Fund's total return.

NASD MAXIMUM SALES CHARGE RULE

Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on Class B shares of a Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

OTHER SERVICE PROVIDERS

State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for each Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company. Subcustodians provide custodial services for each Fund's foreign assets held outside the United States.

Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of each Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $10.00 per shareholder account for Prudential Utility Fund and $9.00 per shareholder account for the other three Funds, a new account set-up fee of $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as each Fund's independent accountants and in that capacity audits each Fund's annual financial statements.

CODES OF ETHICS

The Board of Directors of the Company has adopted a Code of Ethics. In addition, the Manager, investment advisers and Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally persons who have access to information about the Company's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when a Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

The Manager is responsible for decisions to buy and sell securities, futures contracts and options on futures contracts for each Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the investment advisers. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates or one of the investment advisers' affiliates (affiliated broker). Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. None of the Funds will deal with an affiliated broker in any transaction in which an affiliated broker acts as principal, except in accordance with rules of the Commission. Thus it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves an affiliated broker acting as principal with respect to any part of a Fund's order.

In placing orders for portfolio securities of a Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, a Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer-software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with a Fund.

The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to the Funds and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

When the Manager deems the purchase or sale of equities to be in the best interests of a Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Company's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Funds, will not significantly affect a Fund's ability to pursue its present investment objective. However, in the future in other circumstances, a Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for a Fund. In order for an affiliated broker to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Company, including a majority of the non-interested Directors, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for a Fund unless the Fund has expressly authorized the retention of such compensation. An affiliated broker must furnish to each Fund at least annually a statement setting forth the total amount of all compensation retained by an affiliated broker from transactions effected for a Fund during the applicable period. Brokerage and futures transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon an affiliated broker by applicable law.

The table below shows certain information regarding the payment of commissions by Prudential Utility Fund, including the commissions paid to Prudential Securities, for the three fiscal years ended November 30, 2002, 2001 and 2000.

                                                                           FISCAL YEAR ENDED
                                                                              NOVEMBER 30,
                                                                   2002          2001          2000
Total brokerage commissions paid by the Fund                    $ 8,276,468   $ 7,287,715   $ 5,953,721
Total brokerage commissions paid to Prudential Securities       $         0   $         0   $   185,108
Percentage of total brokerage commissions paid to Prudential
Securities                                                                0%            0%          3.1%

The table below sets forth information concerning payment of commissions by Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, including the amount of such commissions paid to Prudential Securities, for the three fiscal years ended November 30, 2002, 2001 and 2000:

                                                     FISCAL YEAR ENDED
                                                        NOVEMBER 30,
                                             2002                                     2001
                             PRUDENTIAL   PRUDENTIAL                  PRUDENTIAL   PRUDENTIAL
                             FINANCIAL      HEALTH      PRUDENTIAL    FINANCIAL      HEALTH     PRUDENTIAL
                              SERVICES     SCIENCES     TECHNOLOGY     SERVICES     SCIENCES    TECHNOLOGY
                                FUND         FUND          FUND          FUND         FUND         FUND
Total brokerage
commissions paid by the
Fund                         $  266,969   $ 1,250,980   $ 1,348,492   $  317,323   $  636,894   $  585,398
Total brokerage
commissions paid to
Prudential Securities        $        0   $         0   $         0   $        0   $        0   $        0
Percentage of total
brokerage commissions paid
to Prudential Securities              0%            0%            0%           0%           0%           0%


                                       FISCAL YEAR ENDED
                                         NOVEMBER 30,
                                             2000
                             PRUDENTIAL   PRUDENTIAL
                             FINANCIAL      HEALTH     PRUDENTIAL
                              SERVICES     SCIENCES    TECHNOLOGY
                                FUND         FUND         FUND
Total brokerage
commissions paid by the
Fund                         $  472,439   $  616,238   $ 1,664,541
Total brokerage
commissions paid to
Prudential Securities        $    1,860   $        0   $    29,854
Percentage of total
brokerage commissions paid
to Prudential Securities             .4%           0%          1.8%

Of the total brokerage commissions paid during that period, $77,235, $290,631, $317,120 and $3,399,22 (28.93%, 23.23%, 23.52% and 41.07%) were paid to firms which provide research, statistical or other services to PI or affiliates on behalf of Prudential Utility Fund, Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, respectively. PI has not separately identified the portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

Each Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents at November 30, 2002. As of November 30, 2002, each Fund held the following debt or equity securities in the amounts indicated:

          PRUDENTIAL FINANCIAL SERVICES FUND
          Bear Stearns Co., Inc.                                     $    92,000
          J.P. Morgan Chase & Co.                                      1,996,000
          Merrill Lynch & Co., Inc.                                    4,924,000
          Morgan Stanley                                               1,587,000
          State Street Corp.                                             149,000
          Lehman Brothers Inc.                                         2,689,000

          PRUDENTIAL HEALTH SCIENCES FUND
          None

          PRUDENTIAL TECHNOLOGY FUND
          Merrill Lynch Pierce Fenner & Smith Inc.                     1,301,000

          PRUDENTIAL UTILITY FUND
          None

                CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

The Company is authorized to issue 2 billion shares of common stock, $.01 par value per share, divided into four series (the Funds), of which Prudential Utility Fund is authorized to issue 800 million shares and each other Fund may issue 400 million shares. Each Fund is divided into four classes, designated Class A, Class B, Class C and Class Z shares, consisting of 100 million shares of Class A common stock (400 million for Prudential Utility Fund), 100 million shares of Class B common stock (300 million for Prudential Utility Fund), 100 million shares of Class C common stock (50 million for Prudential Utility Fund) and 100 million shares of Class Z common stock (50 million for Prudential Utility Fund). With respect to each Fund, each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Company's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

Shares of each Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of a Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

The Company does not intend to hold annual meetings of shareholders unless otherwise required by law. The Company will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 25% of a Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

Under the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the

Directors may determine. All consideration received by the Company for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.

The Board of Directors has the power to alter the number of the Directors and they may appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Company. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Director.

                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Shares of a Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (the Class A or Class C shares) or (2) on a deferred basis (the Class B or Class C shares or Class A shares in certain circumstances). Class Z shares of a Fund are offered to a limited group of investors at NAV without any sales charges.

PURCHASE BY WIRE. For an initial purchase of shares of a Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, series election, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Sector Funds, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the Fund and class in which you are investing (Class A, Class B, Class C or Class Z shares).

If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time), on a business day, you may purchase shares of a Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Sector Funds, Inc., the Fund in which you would like to invest, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount for a subsequent purchase by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

Transactions involving the issuance of a Fund's shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

Under the current distribution arrangements between each Fund and the Distributor, Class A shares of a Fund are sold at a maximum sales charge of 5%, Class C* shares are sold with a 1% sales charge, and Class B* and Class Z shares are sold at NAV. Using the NAV at November 30, 2002, the maximum offering price of the Fund's shares is as follows:

                                                PRUDENTIAL       PRUDENTIAL FINANCIAL  PRUDENTIAL HEALTH       PRUDENTIAL
                                               UTILITY FUND         SERVICES FUND        SCIENCES FUND       TECHNOLOGY FUND
CLASS A
Net asset value and redemption price per
Class A share                                      $ 7.02              $ 10.58              $ 10.78              $ 5.15
Maximum initial sales charge (5% of
offering price)                                       .37                  .56                  .57                 .27

Maximum offering price to public                   $ 7.39              $ 11.14              $ 11.35              $ 5.42

CLASS B
Net asset value, offering price and
redemption price per Class B share*                $ 7.02              $ 10.39              $ 10.47              $ 5.01

CLASS C
Net asset value and redemption price per
Class C share*                                     $ 7.02              $ 10.39              $ 10.47              $ 5.01
Initial sales charge (1% of offering price)           .07                  .10                  .11                 .05

Offering price to public                           $ 7.09              $ 10.49              $ 10.58              $ 5.06

CLASS Z
Net asset value, redemption price and
offering price per Class Z share                   $ 7.03              $ 10.63              $ 10.90              $ 5.20

* Class B and Class C shares are subject to a contingent deferred sales charge
(CDSC) on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

SELECTING A PURCHASE ALTERNATIVE

The following is provided to assist you in determining which share class of each Fund best suits your individual circumstances and is based on current fees and expenses being charged to Prudential Utility Fund:

If you intend to hold your investment in a Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to 0% over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase. In addition, if you purchase $1 million or more of Class A shares, you are not subject to an initial sales charge, but you are subject to a 1% CDSC on shares sold within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.

If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES

BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge, if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

PURCHASE OF $1 MILLION OR MORE OF CLASS A SHARES. If you purchase $1 million or more of Class A shares, you will not be subject to the initial sales charge, although a CDSC may apply in certain circumstances, as previously noted.

OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or the Transfer Agent, by:

- Officers of the Prudential mutual funds (including the Company)

- Employees of the Distributor, Prudential Securities, PI and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent

- Employees of investment advisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer,

- Prudential, directors, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries

- Members of the Board of Directors of Prudential

- Real estate brokers, agents and employees or real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent

- Registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer

- Investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase

- Investors in Individual Retirement Accounts (IRAs), provided the purchase is made in a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution

- Orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs)

- Orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket" programs).

Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

Class A shares may be purchased at NAV without payment of a sales charge by (a) Prudential Securities for deposit in a unit investment trust (Trust) which it organized and sponsored and (b) the Trust itself. Additionally, unit holders of the Trust may elect to purchase Class A shares of a Fund at NAV with proceeds from cash distributions from the Trust under circumstances described in the prospectus of the Trust. At the termination date of the Trust, a unit holder may invest the proceeds from the termination of his units in shares of a Fund at NAV, provided: (1) that the investment in the Fund is effected within 30 days of such termination; and (2) that the unit holder or his dealer provides the Distributor with a letter which: (a) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed; and
(b) states that the investment in the Fund is being funded exclusively by the proceeds from the redemption of units of the Trust. Investment in Fund shares and reinvestment of Trust distributions shall be subject to 12b-1 fees.

COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of a Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--Step 2: Choose a Share Class - Reducing or Waiving Class A's Initial Sales Charge" in Prudential Utility Fund's Prospectus or "How to Buy, Sell and Exchange Shares of the Funds--Step 2: Choose a Share Class - Reducing or Waiving Class A's Initial Sales Charge" in the other Funds' Prospectus.

An eligible group of related Fund investors includes any combination of the following:

- An individual

- The individual's spouse, their children and their parents

- The individual's and spouse's IRA

- Any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)

- A trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

- A Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

- One or more employee benefit plans of a company controlled by an individual.

In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

LETTERS OF INTENT. Reduced sales charges also are available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of a Fund and shares of other Prudential mutual funds (Investment Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at net asset value by entering into a Letter of Intent.

For purposes of the Investment Letter of Intent, all shares of a Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates and through your broker will not be aggregated to determine the reduced sales charge.

An Investment Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of an Investment Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

The Investment Letter of Intent does not obligate the investor to purchase, nor a Fund to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the investor the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of a Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

CLASS B SHARES

The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Contingent Deferred Sales Charge" below.

The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of a Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

The offering price of Class C shares is the next determined NAV plus a 1% initial sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.

INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through a COMMAND Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

OTHER. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.

CLASS Z SHARES

BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and a Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

- Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

- Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also are available for purchase by the following categories of investors:

- Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option

- Current and former Directors/Trustees of the Prudential mutual funds (including the Company)

- Prudential with an investment of $10 million or more.

After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

RIGHTS OF ACCUMULATION

Reduced sales charges are also available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of a Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of the Prudential mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day.

The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

SALE OF SHARES

You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund whose shares you are redeeming computes its NAV for that day (at the close of regular trading on the NYSE, usually 4:00 p.m. New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a Fund.

If you hold shares of a Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund whose shares you are redeeming in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, the Distributor, or to your broker.

EXPEDITED REDEMPTION PRIVILEGE

By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the applicable Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the applicable Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund--Telephone Redemptions or Exchanges" in the applicable Prospectuses. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.

SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or
(4) exist.

REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, a Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. Each Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

INVOLUNTARY REDEMPTION. In order to reduce expenses of a Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a NAV of less than $500 due to a redemption. A Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

90-DAY REPURCHASE PRIVILEGE. If you redeem your shares of a Fund and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

CONTINGENT DEFERRED SALES CHARGE

Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential. Redemptions of Class B shares will be subject to a CDSC declining from 5% to 0% over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months, in the case of Class A shares (in certain cases), six years, in the case of Class B shares, and 18 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchase or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                       CONTINGENT DEFERRED SALES
                                                        CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                     OF DOLLARS INVESTED OR
PAYMENT MADE                                             REDEMPTION PROCEEDS
First                                                             5.0%
Second                                                            4.0%
Third                                                             3.0%
Fourth                                                            2.0%
Fifth                                                             1.0%
Sixth                                                             1.0%
Seventh                                                           None

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), six years for Class B shares and 18 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS A SHARES. The CDSC will be waived for all investors other than those who purchased $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

In addition, the CDSC will be waived on redemptions of shares held by Directors of the Company.

You must notify a Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

          CATEGORY OF WAIVER                     REQUIRED DOCUMENTATION
Death                                   A copy of the shareholder's death
                                        certificate or, in the case of a trust,
                                        a copy of the grantor's death
                                        certificate, plus a copy of the trust
                                        agreement identifying the grantor.
Disability--An individual will be       A copy of the Social Security
considered disabled if he or she is     Administration award letter or a letter
unable to engage in any substantial     from a physician on the physician's
gainful activity by reason of any       letterhead stating that the shareholder
medically determinable physical or      (or, in the case of a trust, the grantor
mental impairment which can be          (a copy of the trust agreement
expected to result in death or to be    identifying the grantor will be required
of long-continued and indefinite        as well)) is permanently disabled. The
duration.                               letter must also indicate the date of
                                        disability.
Distribution from an IRA or 403(b)      A copy of the distribution form from the
Custodial Account                       custodial firm indicating (i) the date
                                        of birth of the shareholder and (ii)
                                        that the shareholder is over age 59 1/2
                                        and is taking a normal
                                        distribution--signed by the shareholder.
Distribution from Retirement Plan       A letter signed by the plan
                                        administrator/trustee indicating the
                                        reason for the distribution.
Excess Contributions                    A letter from the shareholder (for an
                                        IRA) or the plan administrator/trustee
                                        on company letterhead indicating the
                                        amount of the excess and whether or not
                                        taxes have been paid.

The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--PRUDENTIAL UTILITY FUND CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

The CDSC is reduced on redemptions of Class B shares of Prudential Utility Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchase $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                            CONTINGENT DEFERRED SALES CHARGE
                          AS A PERCENTAGE OF DOLLARS INVESTED
                                 OR REDEMPTION PROCEEDS
YEAR SINCE PURCHASE
PAYMENT MADE            $500,001 TO $1 MILLION   OVER $1 MILLION
First                            3.0%                  2.0%
Second                           2.0%                  1.0%
Third                            1.0%                    0%
Fourth and thereafter              0%                    0%

You must notify the Fund's Distributor or Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES

BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE--CLASS B SHARES

Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

Since each Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAVs per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, to the extent the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to each Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Each Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund in which they have invested at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

EXCHANGE PRIVILEGE

Each Fund makes available to its shareholders the privilege of exchanging their shares of a Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of a Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund whose shares you wish to exchange at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

CLASS A. Shareholders of a Fund may exchange their Class A shares for Class A shares of certain other Prudential mutual funds, and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.

The following money market funds participate in the Class A exchange privilege:

Prudential California Municipal Fund
(California Money Market Series)

Prudential Government Securities Trust
(Money Market Series)
(U.S. Treasury Money Market Series)

Prudential Municipal Series Fund
(New Jersey Money Market Series)
(New York Money Market Series)

Prudential MoneyMart Assets, Inc. (Class A shares)

Prudential Tax-Free Money Fund, Inc.

CLASS B AND CLASS C. Shareholders of a Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

Class B and Class C shares of a Fund may also be exchanged for shares of Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of a Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.

SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (without the initial sales charge) and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares that are not subject to a CDSC held in the account of a shareholder who qualifies to purchase Class A shares of any Prudential mutual fund at NAV (without the initial sales charge) will be exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise.

Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege. Please note that the special exchange privilege for shareholders who qualify to purchase Class A shares at NAV will be discontinued effective June 16, 2003.

Participants in any fee-based program for which a Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Prudential Securities' 401(k) Plan for which a Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Funds' Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Funds, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $22,500 at a private college and around $10,600 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $44,300 and over $21,000 at a public university.(1)

The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF MONTHLY INVESTMENTS:     $ 100,000   $ 150,000   $ 200,000   $ 250,000
25 Years                           $     105   $     158   $     210   $     263
20 years                                 170         255         340         424
15 years                                 289         433         578         722
10 years                                 547         820       1,093       1,366
5 years                                1,361       2,041       2,721       3,402

See "Automatic Investment Plan."

(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges. Average costs for private institutions include tuition, fees, room and board for the 1998-1999 academic year.

(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

A Systematic Withdrawal Plan is available to shareholders through the Transfer Agent, the Distributor or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800)225-1852 for more details.

In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with the purchases of additional shares are inadvisable because of the sales charge applicable to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 38.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING(1)

CONTRIBUTIONS            PERSONAL
MADE OVER:               SAVINGS                IRA
10 years               $  26,283            $  31,291
15 years                  44,978               58,649
20 years                  68,739               98,846
25 years                  98,936              157,909
30 years                 137,316              244,692

(1) The chart is for illustrative purposes only and does not represent the performance of a Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

From time to time, a Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE

Each Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. A Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. A Fund may not compute its NAV on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not materially affect NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Under the 1940 Act, the Board of Directors is responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the last bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by a Fund's investment adviser in consultation with the Manager to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market dealer) which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by a Fund's investment adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or at the mean between the last reported bid and asked prices (or the last bid price, in the absence of an asked price) provided by more than one principal market maker (if available, otherwise a primary market dealer). Options on stock and stock indexes traded on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on the respective exchange (or at the last bid price in the absence of an asked price) and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts calculated on the day of valuation. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Company's Board of Directors.

Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the investment adviser or the Manager (or Valuation Committee or Board of Directors) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board of Directors, in consultation with the Manager and the investment adviser, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities, assessment of the general liquidity/illiquidity of the securities, the issuer's financial condition and the markets in which it does business, cost of the security, transactions in comparable securities, the size of the holding and the capitalization of the issuer, relationships among various securities, media or other reports or information deemed reliable by the Manager or investment adviser regarding the issuer or the markets or industry in which it operates, consistency with valuation of similar securities held by other Prudential funds and such other factors as may be determined by the investment adviser, Manager, Board of Directors or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the investment adviser or Manager believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinarly political or market event) is an event that the investment adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager determines that one or more of a Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to each Fund's NAV and the Manager presents these valuations to the Board for its ratification. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless such valuation, in the judgment of the investment adviser or Manager does not represent fair value. Debt securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

Each Fund is qualified as, intends to remain qualified as, and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves each Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains of each Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of a Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund. As of November 30, 2002, Prudential Health Sciences Fund had a capital loss carryforward of approximately $30,883,400 which expires in 2010. As of November 30, 2002, Prudential Technology Fund had a capital loss carryforward of approximately $272,548,000 of which $172,632,000 expires in 2009 and $99,916,000 expires in 2010. As of
November 30, 2002, Prudential Utility Fund had a capital loss carryforward of approximately $445,863,200, of which $423,869,000 expires in 2010. The remaining amount resulted from when the Fund acquired a capital loss carryforward and built in realized losses from the merger with Prudential Global Utility Fund in the amount of $7,066,900 (expiring 2008) and $14,927,200 (expires in 2009), respectively, which will be limited by Section 382 of the IRS Code of 1986, as amended. The annual limitation to be applied to all Section 382 losses will be $6,022,494. Prudential Financial Services Fund did not have capital loss carryforward of any amount as of November 30, 2002.

Qualification of a Fund as a regulated investment company under the Internal Revenue Code requires, among other things, that the Fund (a) derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash and cash items, U.S. government securities or the securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies); and (c) distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.

Each Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Fund also is required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, each Fund must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, a Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which a Fund pays income tax is treated as distributed.

Gains or losses on sales of securities by a Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year. Long-term capital gains are taxed at different rates depending on: (i) the shareholder's income tax bracket, (ii) whether the securities were held by a Fund for more than five years; and (iii) the date on which the securities were acquired by the Fund. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of a Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Internal Revenue Code that may, among other things, require the Fund to defer recognition of losses, recognize gain, or cause gain to be treated as ordinary income rather than capital gain. In addition, debt securities acquired by a Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

Certain futures contracts and options thereon, foreign currency forward currency and certain listed options (referred to as Section 1256 contracts) held by the Funds will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. Except with respect to certain foreign currency forward contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will generally be treated as long-term capital gain or loss. Any gain or loss arising from deemed or actual sales of foreign currency forward contracts will generally be treated as ordinary income or loss.

Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, foreign currency forward contracts, options and futures contracts entered into by the Fund may create "straddles" for federal income tax purposes. Positions which are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, a Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.

Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If a Fund's Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.

Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

A shareholder who acquires shares of a Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder who is a nonresident alien individual, a foreign corporation or a foreign partnership (a foreign shareholder) are generally subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends, unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Net capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions that are effectively connected with a U.S. trade or business of the foreign shareholder. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences resulting from their investment in a Fund.

Shareholders electing to receive dividends and capital gain distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Any gain or loss realized upon the sale or redemption of shares by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss.

Dividends received by corporate shareholders are generally eligible for a dividends-received deduction of 70% to the extent a Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency and gain or loss from Section 1256 contracts (described above) and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

A Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. Any loss will be recognized on PFIC stock to the extent of previously recognized mark to market gains. Alternatively, a Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. Because the election to treat a PFIC as a qualified electing fund cannot be made without the provision of certain information by the PFIC, it is unlikely that each Fund will be able to make such an election.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary.

Shareholders are advised to consult their own tax advisers with respect to the federal, state and local tax consequences resulting from their investment in a Fund.

                             PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURN. Each Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

Average annual total return is computed according to the following formula:

                            P(1+T)(POWER OF n) = ERV

Where: P = a hypothetical initial payment of $1000.
T = average annual total return.
n = number of years.
ERV = Ending Redeemable Value of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon receiving distributions and following redemption.

Below are the average annual total returns for Prudential Utility Fund's share classes for the periods ended November 30, 2002.

                    1 YEAR           5 YEARS         10 YEARS           SINCE INCEPTION
Class A            (27.79)%          (1.27)%          6.57%              7.19% (1/22/90)
Class B            (28.16)           (1.10)           6.33              12.29 (8/10/81)
Class C            (25.94)           (1.18)            N/A               5.76 (8/1/94)
Class Z            (23.76)            0.01             N/A               5.63 (3/1/96)

Below are the average annual total returns for the other Funds for the periods ended November 30, 2002.

                           PRUDENTIAL                        PRUDENTIAL                       PRUDENTIAL
                       FINANCIAL SERVICES                 HEALTH SCIENCES                     TECHNOLOGY
                              FUND                              FUND                            FUND
                                       SINCE                             SINCE                            SINCE
                                     INCEPTION                         INCEPTION                        INCEPTION
                   1 YEAR            (6/30/99)       1 YEAR            (6/30/99)       1 YEAR           (6/30/99)
Class A            (11.09)%            1.95%         (30.74)%             8.11%       (30.80)%           (15.76)%
Class B            (11.51)             2.17          (31.04)              8.45        (31.42)            (15.59)
Class C            (8.91)              2.42          (29.02)              8.61        (29.25)            (15.40)
Class Z            (6.22)              3.73          (26.88)             10.06        (26.97)            (14.26)

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION).

Average annual total return (after taxes on distributions and redemptions) is computed according to the following formula:

                       P(1+T)(POWER OF n) = ATV(BASE OF D or DR)

Where: P = a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions, or after taxes on distributions and redemption, as applicable).

n = number of years.

ATV(BASE OF D or DR)

ATV(BASE OF D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

ATV(BASE OF DR)= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

Average annual total return (after taxes on distributions and redemption) takes into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.

Below are the average annual total returns (after taxes on distributions) for Prudential Utility Fund's share classes for the periods ended November 30, 2002.

                  1 YEAR          5 YEARS          10 YEARS       SINCE INCEPTION
Class A          (28.40)%          (3.56)%           3.85%         4.56% (1-22-90)
Class B          (28.57)           (3.14)            3.93          9.67 (8-10-81)
Class C          (26.34)           (3.19)             N/A          3.34 (8-1-94)
Class Z          (24.48)           (2.40)             N/A          2.74 (3-1-96)

Below are the average annual total returns (after taxes on distributions and redemptions and sale of Fund shares) for Prudential Utility Fund's share classes for the periods ended November 30, 2002.

                  1 YEAR          5 YEARS          10 YEARS       SINCE INCEPTION
Class A          (16.98)%          (0.97)%           5.01%         5.41% (1-22-90)
Class B          (17.23)           (0.70)            5.04          9.89 (8-10-81)
Class C          (15.86)           (0.76)             N/A          4.41 (8-1-94)
Class Z          (14.49)            0.00              N/A          4.23 (3-1-96)

Below are the average annual total returns (after taxes on distributions) for the other Funds for the periods ended November 30, 2002.

                       PRUDENTIAL                        PRUDENTIAL                         PRUDENTIAL
                   FINANCIAL SERVICES                  HEALTH SCIENCES                      TECHNOLOGY
                          FUND                              FUND                               FUND
                                    SINCE                             SINCE                             SINCE
                                  INCEPTION                         INCEPTION                         INCEPTION
                1 YEAR            (6/30/99)       1 YEAR            (6/30/99)        1 YEAR           (6/30/99)
Class A         (12.37)%            1.43%         (31.96)%             5.47%        (30.80)%           (16.83)%
Class B         (12.85)             1.73          (32.35)              5.71         (31.42)            (16.69)
Class C         (10.24)             1.98          (30.31)              5.91         (29.25)            (16.48)
Class Z          (7.56)             3.16          (28.16)              7.38         (26.97)            (15.35)

Below are the average annual total returns (after taxes on distributions and redemption) and sale of Fund shares) for the other Funds for the periods ended November 30, 2002.

                       PRUDENTIAL                        PRUDENTIAL                         PRUDENTIAL
                   FINANCIAL SERVICES                  HEALTH SCIENCES                      TECHNOLOGY
                          FUND                              FUND                               FUND
                                    SINCE                             SINCE                             SINCE
                                  INCEPTION                         INCEPTION                         INCEPTION
                1 YEAR            (6/30/99)       1 YEAR           (6/30/99)        1 YEAR            (6/30/99)
Class A         (6.21)%             1.42%         (18.36)%             5.80%        (18.91)%           (11.99)%
Class B         (6.42)              1.64          (18.50)              6.07         (19.29)            (11.85)
Class C         (4.83)              1.84          (17.27)              6.21         (17.96)            (11.71)
Class Z         (3.19)              2.84          (15.97)              7.32         (16.56)            (10.91)

AGGREGATE TOTAL RETURN. Each Fund also may advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

Aggregate total return represents the cumulative change in the value of an investment in a Fund and is computed according to the following formula:

                                     ERV - P
                                     -------
                                        P

Where: P = a hypothetical initial payment of $1000.

ERV = Ending Redeemable Value of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

Below are the aggregate total returns for the Prudential Utility Fund's share classes for the periods ended November 30, 2002.

                1 YEAR            5 YEARS         10 YEARS            SINCE INCEPTION
Class A         (23.99)%           (1.24)%          98.84%            156.98% (1/22/90)
Class B         (24.44)            (4.79)           84.67           1,082.01 (8/10/81)
Class C         (24.44)            (4.79)             N/A              61.11 (8/1/94)
Class Z         (23.76)             0.05              N/A              44.77 (3/1/96)

Below are the aggregate total returns for the other Funds' share classes for the periods ended November 30, 2002.

                       PRUDENTIAL                        PRUDENTIAL                         PRUDENTIAL
                   FINANCIAL SERVICES                 HEALTH SCIENCES                       TECHNOLOGY
                          FUND                              FUND                               FUND
                                    SINCE                             SINCE                             SINCE
                                  INCEPTION                         INCEPTION                         INCEPTION
                1 YEAR            (6/30/99)       1 YEAR            (6/30/99)        1 YEAR           (6/30/99)
Class A         (6.42)%            12.45%         (27.09)%            37.47%        (27.16)%           (41.48)%
Class B         (7.11)              9.62          (27.62)             34.00         (27.81)            (43.00)
Class C         (7.11)              9.62          (27.62)             33.74         (27.81)            (43.00)
Class Z         (6.22)             13.34          (26.88)             38.84         (26.97)            (40.94)

YIELD. Each Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing a Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                     YIELD = 2[( a - b +1)(POWER OF 6) - 1]
                                 -----
                                  cd

Where: a=dividends and interest earned during the period.
b=expenses accrued for the period (net of reimbursements).
c=the average daily number of shares outstanding during the period that were entitled to receive dividends.
d=the maximum offering price per share on the last day of the period.

Yield fluctuates and an annualized yield quotation is not a representation by a Fund as to what an investment in the Fund will actually yield for any given period.

Prudential Utility Fund's 30-day yields for the period ended November 30, 2002 were 2.29%, 1.68%, 1.66% and 2.65% for Class A, Class B, Class C and Class Z shares, respectively.

ADVERTISING. Advertising materials for a Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by a Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for a Fund also may include mention of Prudential, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

From time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed-income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

The Company also may include comparative performance information in advertising or marketing the Funds' shares. Such performance information may include data from Lipper Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indexes. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)

[CHART]

                    PERFORMANCE COMPARISON OF DIFFERENT TYPES
                        OF INVESTMENTS OVER THE LONG-TERM
                             (12/31/1926-12/31/2002)

Common Stocks                 10.2%
Long-Term Govt. Bonds          5.5%
Inflation                      3.1%

(1) Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-value weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                              FINANCIAL STATEMENTS

Each Fund's financial statements for the fiscal year ended November 30, 2002, incorporated in this SAI by reference to that Fund's 2002 annual report to shareholders (File No. 811-3175), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of each Fund's annual report at no charge by request to the Fund by calling
(800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

The following terms are used in mutual fund investing.

ASSET ALLOCATION

Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, that is, principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors off-set short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

This following chart shows the long-term performance of various asset classes and the rate of inflation.

[CHART]

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

                                    Value of $1.00 invested on
                                    1/1/1926 through 12/31/2002
Small Stocks                           $8,080.31
Common Stocks                          $1,979.21
Long-Term Bonds                        $   52.76
Treasury Bills                         $   17.34
Inflation                              $   10.06

Source: Ibbotson Associates. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential mutual fund.

Generally, stock returns are due to capital appreciation and the reinvestment of gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-value weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1991 through 2001. The total returns of the indexes include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of any Fund or of any sector in which the Fund invests.

All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the Prospectuses. The net effect of the deduction of the operating expenses of a mutual fund on the historical total returns, including the compounded effect over time, could be substantial.

            HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

            HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

YEAR                    1991    1992     1993     1994      1995     1996     1997     1998     1999      2000      2001      2002
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government
Treasury
Bonds(1)                15.3%    7.2%    10.7%    (3.4)%    18.4%     2.7%     9.6%    10.0%   (2.56)%   13.52%     7.23%    11.50%
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government
Mortgage
Securities(2)           15.7%    7.0%     6.8%    (1.6)%    16.8%     5.4%     9.5%     7.0%    1.86%    11.16%     8.22%     8.75%
------------------------------------------------------------------------------------------------------------------------------------
U.S. Investment Grade
Corporate Bonds(3)      18.5%    8.7%    12.2%    (3.9)%    22.3%     3.3%    10.2%     8.6%   (1.96)%    9.39%    10.40%    10.52%
------------------------------------------------------------------------------------------------------------------------------------
U.S. High Yield
Bonds(4)                46.2%   15.8%    17.1%    (1.0)%    19.2%    11.4%    12.8%     1.6%    2.39%    (5.86)%    5.28%    (1.41)%
------------------------------------------------------------------------------------------------------------------------------------
World Government
Bonds(5)                16.2%    4.8%    15.1%     6.0%     19.6%     4.1%    (4.3)%    5.3%   (5.07)%   (2.83)%   (3.54)%   21.99%
====================================================================================================================================
Difference between
highest and lowest
returns percent         30.9%   11.0%    10.3%     9.9%      5.5%     8.7%    17.1%     8.4%    7.46%    19.10%    13.94%    23.40%
------------------------------------------------------------------------------------------------------------------------------------

(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgaged-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by S&P or Fitch). All bonds in the index have maturities of at least one year.

(5) SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from December 31, 1986 through December 31, 2002. It does not represent the performance of any Prudential mutual fund.

[CHART]

AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS
        (12/31/1986-12/31/2002---IN U.S. DOLLARS)

Denmark             10.58%
Hong Kong           10.44%
USA                 10.25%
Netherlands         10.00%
United Kingdom       9.48%
Switzerland          9.46%
Sweden               9.41%
Belgium              8.64%
Spain                8.55%
Europe               8.03%
France               7.56%
Australia            7.07%
Canada               6.86%
Norway               6.49%
Austria              4.00%
Germany              3.94%
Italy                2.39%
Japan               -1.21%

Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/02. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.

[CHART]

                                                          2002
Capital Appreciation and Reinvesting Dividends           $ 211,280
Capital Appreciation only                                $  92,515



Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard &

Poor's 500 Composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

[CHART]

                   WORLD STOCK MARKET CAPITALIZATION BY REGION
                           WORLD TOTAL: 12.7 TRILLION

Canada                    2.3%
U.S.                     56.2%
Europe                   29.7%
Pacific Basin            11.8%

Source: Morgan Stanley Capital International, December 31, 2002. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.

The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

[CHART]

          LONG-TERM U.S. TREASURY BOND YIELD IN PERCENTAGE (1926-2002)

[PLOT POINTS TO COME]

Source: Ibbotson Associates. Used with permission. All rights reserved. This chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-2002. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes only and should not be construed to represent the yields of any Prudential mutual fund.